                           SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant /  /

     Check the appropriate box:
     / /  Preliminary Proxy Statement
     / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     /X/  Definitive Proxy Statement
     / /  Definitive Additional Materials
     / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              TAVA TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                                        N/A
-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
          Common Stock, par value $.0001 per share, of TAVA Technologies, Inc.
          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
          24,439,110 shares of Common Stock, representing the number of shares estimated to be outstanding immediately prior to the merger.
          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ---------------------------------------------------------------------
          The filing fee of $39,103 was calculated pursuant to Exchange Act Rule 0-11(c)(1), and is the product of multiplying (A) 1/50 of 1% by an amount equal to (B) the product of 24,439,110 shares of Common Stock by $8.00 per share.
          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
          $195,512,880.
          ---------------------------------------------------------------------
     (5)  Total fee paid:
          $39,103.
          ---------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                                      [LOGO]
                            TAVA TECHNOLOGIES, INC.
                        7887 EAST BELLEVIEW AVENUE, 820
                           ENGLEWOOD, COLORADO  80111


                                                                  June 14, 1999


Dear Shareholder:


     You are cordially invited to attend a Special Meeting of Shareholders of TAVA Technologies, Inc. to be held at the Denver Marriott Tech Center, 4900 South Syracuse Street, Denver, Colorado on Monday, July 19, 1999 at 10:00 a.m. local time.


     At the Special Meeting you will be asked to consider and vote upon a proposal to approve a merger agreement whereby TAVA will become an indirect subsidiary of Real Software NV. In the merger, you will be entitled to receive $8.00 in cash for each share of TAVA's common stock you own immediately prior to the merger.

     A condition to closing of the merger imposed by Real Software NV is that the four key executive officers of TAVA (John Jenkins, Kevin Fallon, Douglas
H. Kelsall and Larry B. Hagewood) continue their employment with TAVA post merger and retain a portion of their current equity interest in the then privately owned company, either directly through share ownership or indirectly through existing vested and unvested employee stock options. As currently contemplated, after the merger the four executives will maintain a direct ownership of approximately 1.5% of TAVA's shares outstanding immediately following the merger. If all of the executives' existing vested and unvested options were exercised, the executives would own an additional approximate 2.5% of the outstanding shares.

     Due to the continued affiliation of the four executive officers following the merger, and because Mr. Jenkins also is currently a director of TAVA, TAVA's board of directors formed a special committee of disinterested directors to mitigate any potential conflict of interest in evaluating this merger proposal and any other proposals or indications of interest in TAVA and to negotiate the proposals, including the merger agreement.

     The board of directors, acting on the unanimous recommendation of the special committee, has unanimously approved and adopted the merger agreement. The special committee and the full board of directors believe that the terms and provisions of the merger agreement and the proposed merger are fair to and in the best interests of TAVA's shareholders. Therefore, the board of directors, based on the recommendation of the special committee, recommends that you vote in favor of the approval of the merger agreement and the transactions contemplated thereby. In reaching its decision, the board of directors considered, among other things, the written opinion of Prudential Securities Incorporated, the special committee's financial advisor, that, as of April 20, 1999, the $8.00 per share cash consideration to be received by TAVA's shareholders was fair to TAVA's shareholders from a financial point of view.

     The attached notice of special meeting and proxy statement explain the proposed merger and provide specific information concerning the special meeting. Please read these materials carefully. Do not send any certificates representing TAVA common stock at this time. If the merger is consummated, instructions will be mailed to you.

     The proposed merger is an important decision for TAVA and its shareholders. It cannot occur unless, among other things, the merger agreement is approved by the affirmative vote of the holders of a majority of all outstanding shares of TAVA common stock. Whether or not you plan to attend the special meeting, I urge you to sign, date and promptly return the enclosed proxy card to ensure that your shares will be voted at the special meeting. Failure to return an executed proxy card will constitute, in effect, a vote against approval of the merger agreement and the transactions contemplated thereby.

     On behalf of the board of directors, I urge you to consider the enclosed materials carefully and, based on the recommendation of the special committee, recommend you vote for "FOR" approval of the merger agreement and the transactions contemplated thereby.

                                   Sincerely,

                                   /s/ Robert L. Costello

                                   Robert L. Costello
                                   CHAIRMAN OF THE SPECIAL
                                    COMMITTEE OF THE BOARD OF
                                    DIRECTORS


     This proxy statement and proxy are being mailed to TAVA's shareholders beginning on or about June 17, 1999.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             TAVA TECHNOLOGIES, INC.

                      7887 EAST BELLEVIEW AVENUE, SUITE 820
                           ENGLEWOOD, COLORADO   80111


                                  June 14, 1999


To Our Shareholders:

     Notice is hereby given that a Special Meeting of the Shareholders of TAVA Technologies, Inc. will be held at the Denver Marriott Tech Center, 4900 South Syracuse Street, Denver, Colorado on Monday, July 19, 1999, at 10:00 a.m. local time, for the following purposes:

     1. To consider and vote upon a proposal to approve the Agreement and Plan and Reorganization dated as of April 20, 1999, by and among Real Software NV, Real Acquisition Sub #1, Inc., Real Software Holdings North America, Inc., and TAVA Technologies, Inc., and the related Plan and Agreement of Merger, pursuant to which (a) Real Acquisition Sub will be merged with and into TAVA, with TAVA as the surviving corporation, and (b) shareholders of TAVA (other than one of TAVA's executive officers with respect to a portion of his shares, Real Software Holdings with respect to any shares owned by it, and shareholders who dissent and seek payment of the fair value of their shares) will be entitled to receive $8.00 in cash, without interest, for each share of common stock of TAVA.

     2. To consider and vote upon such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

     Only shareholders of record on May 21, 1999 are entitled to notice of, and to vote at, the special meeting. Any shareholder may examine a list of TAVA's shareholders of record, for any purpose related to the special meeting, during ordinary business hours at the offices of TAVA, 7887 East Belleview Avenue, Suite 820, Englewood, Colorado 80111.

     Shareholders of TAVA who do not vote in favor of the plan of merger will have the right to dissent and to obtain payment of the fair value of their shares if the merger is completed and they comply with the Colorado law procedures explained in the accompanying proxy statement.

     The merger is described in the accompanying proxy statement, which you are urged to read carefully. Copies of the Agreement and Plan of Reorganization and the Plan and Agreement of Merger are attached as Annex A and Annex B, respectively, to the accompanying proxy statement.

                                   By Order of the Board of Directors

                                   JOHN JENKINS

                                   John Jenkins
                                   CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE
                                   OFFICER

                      YOU SHOULD NOT SEND STOCK CERTIFICATES
                               WITH YOUR PROXY CARD

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
QUESTIONS AND ANSWERS ABOUT THE MERGER........................................1
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS.....................4
SUMMARY.......................................................................5
   Parties to the Merger......................................................5
   Recommendation of the Special Committee and TAVA's Board Of Directors......5
   Factors Considered by the Special Committee................................6
   Fairness Opinion of the Financial Advisor to the Special Committee.........6
   Effects of the Merger; Merger Consideration................................6
   The Special Meeting........................................................7
   Record Date, Voting at the Special Meeting.................................7
   Dissenters'Rights..........................................................7
   Share Ownership of Management and Directors................................8
   Executives'Agreements with Real............................................8
   Interests of the Executives in the Merger..................................9
   Conditions to the Merger...................................................9
   Termination of the Merger Agreement.......................................10
   Payment of Fees and Expenses..............................................10
   Material Federal Income Tax Consequences..................................11
   Accounting Treatment......................................................11
   Financing of the Merger...................................................11
INFORMATION CONCERNING THE SPECIAL MEETING...................................12
   Time, Place and Date......................................................12
   Purpose of the Special Meeting............................................12
   Record Date; Voting at the Special Meeting; Quorum........................13
   Required Vote.............................................................13
   Action to be Taken at the Special Meeting.................................13
   Proxy Solicitation........................................................14
   Summary Selected Financial Data...........................................15
THE MERGER...................................................................16
   Background of the Merger..................................................16
   Reasons for the Merger....................................................21
   Fairness Opinion of Financial Advisor to the Special Committee............23
   Interests of the Executives and Certain Other Persons in the Merger.......26
   Certain Effects of the Merger.............................................27
   Conduct of the Business of TAVA if the Merger is not Consummated..........28
   Accounting Treatment......................................................28
   Financing for the Merger..................................................28
   Regulatory Matters........................................................29
   Certain Federal Income Tax Consequences...................................29
   Dissenters'Rights.........................................................30
CERTAIN PROVISIONS OF THE MERGER AGREEMENT...................................32
   Effective Time............................................................32
   The Merger; Merger Consideration..........................................32
   Payment of Merger Consideration...........................................33
   Treatment of Stock Plans..................................................33
   Representations and Warranties............................................34
   Agreements and Obligations of the Parties Pending the Effective Time......35

                                       i

   Acquisition Proposals.....................................................37
   Termination...............................................................37
   Conditions to the Merger..................................................38
   Fees and Expenses.........................................................39
EXECUTIVES'AGREEMENTS WITH REAL..............................................40
   Management Agreements.....................................................40
   Shareholders Agreement....................................................42
   Employment Agreements.....................................................42
CERTAIN LITIGATION...........................................................44
PARTIES TO THE MERGER........................................................46
   TAVA......................................................................46
   Real Software NV..........................................................46
   Real Software Holdings....................................................46
   Real Acquisition Sub......................................................46
MARKET PRICES OF COMMON STOCK................................................47
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............48
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.....................................49
SHAREHOLDER PROPOSALS........................................................49
WHERE YOU CAN FIND MORE INFORMATION..........................................49
OTHER BUSINESS...............................................................50
AVAILABLE INFORMATION........................................................50
INDEX OF DEFINED TERMS.......................................................51

ANNEXES
     Annex A   Agreement and Plan of Reorganization
     Annex B   Plan and Agreement of Merger
     Annex C   Dissenters' Rights Statute
     Annex D   Form of Management Voting and Exchange Agreement
     Annex E   Shareholders Agreement
     Annex F   Fairness Opinion of Financial Advisor

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:   What is the proposed transaction?

A: Real Software NV will acquire TAVA by causing the merger of Real Acquisition Sub into TAVA, with TAVA as the surviving corporation. After the merger, TAVA's shares will not be publicly traded.

Q:   Who are Real Software NV, Real Software Holdings and Real Acquisition Sub?

A: Real Software Holdings and Real Acquisition Sub are owned by Real Software NV, a Belgium corporation. They were recently formed by Real Software NV for the purpose of acquiring TAVA pursuant to the proposed merger. Real Software NV is a Belgian company offering a comprehensive range of software services. These services range from the development and implementation of its own products, to customized projects outsourcing and consulting relating to third-party products.

Q:   What will I receive in the merger?

A: Shareholders of TAVA, other than Kevin Fallon (an executive of TAVA) with respect to a portion of his shares, Real Software Holdings with respect to any shares owned by it, and shareholders who dissent and seek payment of the fair value of their shares, will be entitled to receive $8.00 in cash, without interest, for each share of TAVA common stock owned by them. The $8.00 per share merger price represents a 35% premium over the closing price of TAVA's shares on April 20, 1999, the day prior to the announcement of the merger, and a 51% premium over the average closing price of the shares for the four week period prior to the announcement.

Q: Why is the board of directors recommending that I vote for the merger agreement?


A: In the opinion of the board of directors, based upon the unanimous recommendation of the special committee, the terms and provisions of the merger agreement and the proposed merger are fair to and in the best interests of TAVA's shareholders, and the board of directors has accordingly unanimously approved and adopted the merger agreement and declared it advisable. To review the background and reasons for the merger in greater detail, see pages 16 through 23.


Q: How did the board of directors make sure the price per share I will receive in the proposed merger is fair to me?

A: The board of directors formed a special committee consisting of three disinterested directors to evaluate and direct the negotiation of the terms of the merger agreement with Real Software NV. The special committee separately retained legal and financial advisors to assist it in the negotiations, and received an opinion from its financial advisor, on which the special committee and the full board of directors relied, that as of April 20, 1999, the date of the opinion, the $8.00 per share you will receive in the proposed merger is fair to you from a financial point of view.

Q:   What are the disadvantages to me of merging TAVA with Real Acquisition Sub?

A: Following the proposed merger, the current holders of TAVA's common stock, other than the executives and any other employees of TAVA with continuing stock options, will no longer have the opportunity to benefit from any earnings or growth of TAVA.

Q:   What are the advantages to me of merging TAVA with Real Acquisition Sub?

A: Shareholders will receive a premium over the market price of TAVA, and will not face the risks associated with the implementation of TAVA's post-year 2000 strategy.

Q: What potential conflicts of interest does the board have in recommending approval of the merger agreement?


A: John Jenkins, one of the five members of the TAVA board of directors, has a potential conflict of interest in recommending approval of the merger agreement because he will continue to own TAVA employee stock options and be employed by TAVA following the merger. To mitigate potential conflicts of interest, the board of directors' recommendation is based on the unanimous recommendation of the special committee comprised of three non-employee directors. To review the factors considered by the special committee and the board of directors in approving the merger agreement, see pages 21 to 23.


Q:   What vote is required to approve the plan of merger?


A: The holders of a majority of all outstanding shares of TAVA's common stock must vote to approve the merger agreement. As of May 21, 1999, the record date for shareholders entitled to vote at the special meeting of shareholders, the executives owned approximately 7.5% of TAVA's outstanding common stock in the aggregate, which they have agreed, pursuant to an agreement with Real Software Holdings, to vote consistent with the board of directors' recommendation to shareholders.


Q:   What do I need to do now?

A: Complete, sign and mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting.

Q:   What do I do if I want to change my vote?

A: Send in a later-dated, signed proxy card to TAVA's Secretary before the special meeting or attend the special meeting in person and vote.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote. Your broker will contact you regarding the procedures necessary for him or her to vote your shares. Please tell your broker how you would like him or her to vote your shares. If you do not tell your broker how to vote, your shares will not be voted by your broker, which will have the effect of a vote against the proposed merger.

Q:   When and where is the special meeting?


A: The special meeting will be held on July 19, 1999 at 10:00 a.m. local time, at the Denver Marriott Tech Center, 4900 South Syracuse Street, Denver, Colorado.

Q:   What is the effect if I do not vote?

A: If you do not submit a proxy card or vote in person at the special meeting or if you abstain from voting, it will have the effect of a vote against the merger agreement.

Q:   Who can vote at the special meeting?

A: Holders of TAVA common stock at the close of business on May 21, 1999 may vote at the special meeting.

Q:   Do I have dissenters' rights?


A: Under Colorado law, you are entitled to dissenters' rights. If you do not vote in favor of the merger and you properly elect to exercise your dissenters' rights as described under "The Merger -- Dissenters' Rights" and in Annex C, you may receive payment of the "fair value" of your TAVA common stock. The fair value could be equal to, less than or more than $8.00 per share.


Q:   How do I get paid for my TAVA common stock?

A: If the merger is approved and consummated, you will be mailed instructions, which will explain how to exchange your share certificates for the merger consideration. Do not send in your stock certificates now.

Q:   What are the tax consequences to shareholders of the merger?

A: Your receipt of cash in the merger will be taxable to you and you will recognize a gain or loss in an amount equal to the difference between the adjusted tax basis of your shares and the amount of cash you receive in the merger as you would for any open market or other sale of your shares for cash.



                               --------------------

                        WHO CAN HELP ANSWER MY QUESTIONS?

         If you have more questions about the merger, you should contact:

                             Georgeson Company, Inc.
                                Wall Street Plaza
                            New York, New York  10005
                                  (800) 223-2064

              CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     This proxy statement contains or incorporates by reference certain forward-looking statements and information relating to TAVA that are based on the beliefs of management as well as assumptions made by and information currently available to TAVA. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts, including statements regarding the completion of the proposed merger. When used in this document, the words "anticipate," "believe," "estimate," "expect," "plan," "intend," "project," "predict," "may," and "should" and similar expressions, are intended to identify forward-looking statements. Such statements reflect the current view of TAVA with respect to future events, including the completion of the proposed merger, and are subject to numerous risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements of TAVA to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including, among others:

     -     the failure of TAVA shareholders to approve the merger agreement;

     - a material adverse change prior to the Effective Time in the business operations, financial condition or prospects of TAVA or its subsidiaries or in Real's ability to close the merger;

     -     failure of TAVA or Real to satisfy other conditions to the merger;

     - failure of Real and the executives to negotiate and execute mutually agreeable employment agreements;

     - failure of the market to accept TAVA's integrated enterprise information technology solutions strategy, thereby impairing TAVA's ability to convert current Y2K customers into post-year 2000 customers;

     - the likelihood that TAVA or a subsidiary will become involved in year 2000 related litigation against businesses, regardless of culpability. Even if TAVA successfully defends all claims, the adverse effects of such litigation can be substantial, in terms of management time and attention as well as in costs of defense, and could have an adverse effect on TAVA's business, operations and financial results;

     - TAVA's ability to continue to attract and retain highly-skilled technical and management personnel in an intensely competitive market;

     - concentration of accounts receivable, due to the significant size, cost and duration of some of the projects undertaken with individual clients. Failure to collect these receivables may result in a significant negative financial impact to TAVA; and


     - possible future inability to access additional capital on favorable terms, which would delay and curtail implementation of TAVA's post-year 2000 business strategy.


     Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, planned or intended. TAVA does not intend, or assume any obligation, to update these forward-looking statements to reflect actual results, changes in assumptions or changes in the factors affecting such forward-looking statements.

                                    SUMMARY

     This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the proposal fully and for a more complete description of the legal terms of the merger, you should read carefully this entire document, including the Annexes, and the other documents to which this document refers. We have included page references parenthetically to direct you to a more complete description of each topic presented in this summary. The Agreement and Plan of Reorganization is attached as Annex A, and the Plan and Agreement of Merger is attached as Annex B to this proxy statement. We encourage you to read each of these documents as they are the legal documents that govern the merger.


PARTIES TO THE MERGER (PAGE 46)


     TAVA

     TAVA is an industrial information technology company providing consulting and system integration services to industrial markets. TAVA designs, configures and installs software based information and control systems that provide automatic control and optimization of discrete and continuous manufacturing processes while acquiring, storing and converting real time process data for use by operators and enterprise management information systems. TAVA's products and services provide its clients greater operating efficiencies and the ability to optimize the performance of information based businesses.

     REAL


     Real is a Belgian corporation, offering a broad range of software services. These services range from the development and implementation of its own products, as well as customized projects outsourcing and consulting relating to third-party products. Real markets technology solutions and holds majority interests in IT-companies based in countries such as the Netherlands, France, Luxemburg, Germany, the United Kingdom, the United States, and in the Asia-Pacific region.


RECOMMENDATION OF THE SPECIAL COMMITTEE AND TAVA'S BOARD OF DIRECTORS


     In February 1999, TAVA's board of directors formed a special committee of disinterested directors to direct negotiations and make recommendations to the board of directors with regard to an acquisition of TAVA by Real Software NV or any other prospective acquiror. John Jenkins informed the other members of the board in January 1999 that Real had told him that a condition of Real to the acquisition was that each of the four key TAVA executive officers must retain a portion of his equity interest in TAVA post merger, either directly through share ownership and/or indirectly through existing employee stock options, and also must continue as an employee under a new employment agreement. The special committee was formed to mitigate potential conflicts of interest. The special committee consists of Robert L. Costello, Richard L. Schleufer and Kenneth C. O'Brien. Mr. Costello serves as chairman of the special committee. Each committee member is a non-management member of the board.


     The board of directors, acting on the unanimous recommendation of the special committee, unanimously approved and adopted the merger agreement.
The board of directors recommends that you vote to approve the merger agreement and the transactions contemplated thereby. The board of directors believes that the merger and the terms and provisions of the merger agreement, including the $8.00 per share cash purchase price, are fair to and in the best interests of TAVA's shareholders.

FACTORS CONSIDERED BY THE SPECIAL COMMITTEE (SEE PAGE 21)


     In reaching its decision to approve, and recommend approval of, the merger agreement, the special committee considered several factors. These include the following:

     - TAVA's post-Y2K strategy is heavily dependent upon market acceptance of its integrated enterprise information technology solutions strategy and the successful conversion of TAVA's current Y2K customers into post-Y2K customers. This strategy is new and untested and therefore involves risk;


     - an aggressive internal growth strategy for TAVA's enterprise resource planning/supply chain management consulting business would require significant additional expense and capital which could have a potentially negative impact on shareholder value, and that the failure to grow this consulting business rapidly enough would result in TAVA missing the current potential market opportunity;


     - the $8.00 per share in cash would represent a 35% premium over the closing price of TAVA's common stock on the day prior to the announcement of the merger and a 51% premium over the average closing price of the shares for the four week period prior to the merger announcement, and the volatility of and other factors affecting the stock market in general and the market for TAVA's stock in particular (including the IT services sector and Year 2000 related businesses) make it impossible to predict with any certainty that future market prices for TAVA stock would increase;

     - the presentation of TAVA's financial advisor, Prudential Securities, at the meetings of the board of directors and special committee, and the written opinion delivered to the special committee to the effect that as of the date of the opinion (April 20, 1999) the $8.00 per share to be received by TAVA shareholders in the merger was fair to them from a financial point of view; and

     - a review of the various alternatives to the merger to effect TAVA's post-Y2K strategy and to replace its very substantial Y2K business.


     Additional factors considered by the special committee are set forth on Pages 21 to 23.



FAIRNESS OPINION OF THE FINANCIAL ADVISOR TO THE SPECIAL COMMITTEE (SEE PAGE
23)


     Prudential Securities Incorporated delivered to the special committee a written opinion, dated April 20, 1999, that, as of such date and based upon and subject to the various considerations, assumptions and limitations stated therein, the $8.00 per share cash consideration to be received by the holders of TAVA's common stock in connection with the merger was fair to such shareholders.


EFFECTS OF THE MERGER; MERGER CONSIDERATION (SEE PAGE 27)


     Upon consummation of the merger:

     - Real Acquisition Sub will be merged with and into TAVA, with TAVA continuing as the surviving corporation and becoming a subsidiary of Real Software Holdings;

     - Each share of TAVA common stock outstanding at the date and time the merger becomes effective, other than 338,691 shares held by Kevin Fallon (one of the executives), any shares held by Real Software Holdings, and shares held by TAVA shareholders, if any, who properly exercise their dissenters' rights under Colorado law, will be converted into the right to receive $8.00 in cash, without interest;

     - Holders of TAVA common stock, other than the executives, will no longer have any interest in, and will not be shareholders of, TAVA; and

     - TAVA shares will be delisted from the Nasdaq National Market, and there will be no public market for the shares.


THE SPECIAL MEETING (SEE PAGE 12)



     The special meeting will be held at 10:00 a.m. local time on Monday, July 19, 1999, at the Denver Marriott Tech Center, 4900 South Syracuse Street, Denver, Colorado. At the special meeting, shareholders will be asked to consider and vote upon the approval of the merger agreement for the merger of Real Acquisition Sub into TAVA, after which TAVA would become a subsidiary of Real Holdings Software.



RECORD DATE, VOTING AT THE SPECIAL MEETING (PAGE 13)


     You are entitled to vote at the special meeting if you owned TAVA shares as of the close of business on the record date of May 21, 1999. On the record date, there were 23,329,730 shares of common stock entitled to vote at the special meeting. Shareholders will have one vote at the special meeting for each share of common stock they owned on the record date.

     The affirmative vote of at least a majority of the outstanding shares of TAVA common stock is required to adopt the merger agreement.


DISSENTERS' RIGHTS (PAGE 30)


     TAVA is organized under Colorado law. Under Colorado law, any TAVA shareholder who does not vote in favor of the adoption of the merger agreement and who properly exercises his or her dissenters' rights will be entitled to receive fair value of his or her TAVA shares. In order to receive the fair value for their shares, dissenting TAVA shareholders must:

     -     not vote in favor of the merger;

     - deliver to TAVA prior to a vote on the merger a written notice of their intent to demand fair value for their shares; and

     - strictly follow the other requirements of Article 113 of the Colorado Business Corporation Act, a copy of which is attached hereto as Annex C.

     Any TAVA shareholder who wishes to submit a notice of intent to demand payment of the fair value of his or her TAVA shares must deliver the written notice to TAVA Technologies, Inc., 7887 East Belleview, Suite 820, Englewood, Colorado 80111, Attention: Secretary, prior to a vote on the merger at the special meeting.

SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS (PAGES 41 AND 48)



     On the record date, directors and executive officers owned and are entitled to vote 2,753,875 (approximately 11.8%) of the outstanding shares of TAVA common stock. Of these shares, 1,741,240 (approximately 7.5%) were owned by the executives. The executives are contractually required by Real to vote their shares consistent with the board's recommendation to shareholders.
 See "Executives' Agreements with Real - Management Agreement." Each director has expressed an interest in voting his shares in favor of the merger agreement.



EXECUTIVES' AGREEMENTS WITH REAL (PAGE 40)


     A condition imposed by Real to the merger is that executive officers enter into a Management Voting and Exchange Agreement and a Shareholders Agreement with Real. A further condition is that they also enter into employment agreements with the surviving corporation.

     The Management Voting and Exchange Agreement provides, among other things, that each of the executives:

     - must maintain a direct or beneficial equity interest in TAVA post merger through (i) in the case of Kevin Fallon, the retention of 338,691 shares, representing approximately 1.5% of the outstanding TAVA shares, and (ii) in the case of all four of the executives, the retention of vested and unvested employee stock options (representing an additional approximate 2.5% of TAVA shares outstanding immediately following the Effective Time);

     - must vote his TAVA shares in the merger in accordance with the recommendation of the TAVA board of directors and not transfer his TAVA shares prior to the merger or take any action that would interfere with the merger;

     - will be given a preemptive right following the merger to purchase his proportionate share of securities offered by the surviving corporation for cash at less than fair market value; and


     - will be entitled, during a brief period beginning 22 months following the merger, to exercise his then vested options and pay the related exercise price with a five-year recourse promissory note secured by the shares and, to the extent of any withholding obligations due with respect to the exercise, the surviving corporation will loan the funds to the executive necessary to pay the tax with the amount of this loan included in the principal of the promissory note. Options are exercisable at prices ranging from $2.13 to $5.81 per share.


     The executives will have only limited liquidity with respect to their shares in the surviving corporation. The Shareholders Agreement, which is expected to be executed upon consummation of the merger, grants to each executive the right, 36 months after the merger date, to sell his shares to Real Software Holdings for the fair market value of the shares. However, the fair market value of the surviving corporation's shares may be reduced depending on the share price performance of Real Software NV. Furthermore, should an executive voluntarily leave the surviving corporation prior to the end of the 36-month period (except in the event of death, disability or a Major Corporate Change), the executive may elect to sell his shares to Real Software Holdings, but at a significant discount (50% of the merger consideration in the first year, 50% of fair market value in the second year, and 25% of the fair market value in the third year). The executives also will be given certain piggy-back registration rights in the event the surviving corporation becomes a publicly held company following the merger. Employees of TAVA who have options continuing after the merger will have the right to sell to the surviving corporation any shares acquired by them upon exercise of the options, beginning six months after the merger at fair market value.



     The employment agreements with the surviving corporation will be on terms no less favorable to the executives than their current employment agreements with TAVA.



INTERESTS OF THE EXECUTIVES IN THE MERGER (PAGE 26)


     The executives have interests in the merger that are different from, or in addition to, your interests as shareholders. These include:

     -     retention by executives of an equity interest post merger;

     -     employment post merger; and

     - continued indemnification and liability insurance for TAVA directors and officers.


CONDITIONS TO THE MERGER (PAGE 38)


     The merger will be completed if a number of conditions are met (or, where permitted, waived), including the following:

     -     The shareholders of TAVA adopt the merger agreement;

     - The relevant waiting period imposed under the antitrust laws expires;

     - The representations and warranties of each party are true and correct in all material respects as of the date of the merger agreement and as of the effective time of the merger, including the representation that there has not been a material adverse change in TAVA's business since December 31, 1998 or in Real's ability to consummate the merger; and

     - Each party performs in all material respects all obligations required to be performed by it under the merger agreement at or prior to the effective time of the merger.

     In addition, Real has the right to not consummate the merger if the following conditions are not met:

     - All material contractual consents required in connection with the merger are obtained;

     -     No law, injunction or order prohibits the transaction;

     - No litigation is pending against TAVA which could reasonably be expected to have a material adverse effect on TAVA other than as set forth on the litigation schedule to the merger agreement; and

     - Each of the executives shall have entered into employment agreements with TAVA, in form and substance acceptable to Real.

     In some instances, a condition to completion of the merger can be waived, but only if the party entitled to assert that condition agrees to waive it. Neither TAVA nor Real presently intends to waive any such conditions.


TERMINATION OF THE MERGER AGREEMENT (PAGE 37)


     Real and TAVA may agree to terminate the merger agreement at any time. In addition, either party may terminate the merger agreement if:

     -     The parties do not complete the merger by September 30, 1999;

     -     TAVA shareholders do not adopt the merger agreement;

     - A law or regulation makes the transaction illegal or any order or injunction permanently prohibits the transaction;

     - The other party breaches its representations, warranties, agreements or obligations under the merger agreement in any material respect and does not or cannot cure the breach; or

     - TAVA's board of directors changes its approval of the merger to the extent permitted by the merger agreement, in particular because of a superior TAVA transaction proposal.

     -     In addition, Real may terminate the merger agreement if:

     - TAVA's board of directors changes, in a manner not permitted by the merger agreement, its recommendation that you vote in favor of the merger agreement; or

     - TAVA breaches the no solicitation or shareholder recommendation provisions of the merger agreement.


PAYMENT OF FEES AND EXPENSES (PAGE 39)


     Whether or not the merger is consummated, and except as provided below, all fees and expenses incurred in connection with the merger will be paid by the party incurring the expenses.

     In addition, TAVA must pay Real a termination or "break-up" fee of $5.8 million if:

     - The merger agreement is terminated by Real or TAVA because, before the effective time of the merger, TAVA's board of directors withdraws, withholds or modifies its approval of the merger agreement or the merger because of another transaction proposal that the board of directors determines to be more favorable than the merger with Real (a superior TAVA transaction proposal); or

     - TAVA enters into a transaction other than a superior TAVA transaction proposal whereby (i) a third party acquires 50% of TAVA's common stock, acquires 25% of TAVA's assets or merges with TAVA other than in a transaction in which TAVA shareholders continue to own at least 75% of the equity of the surviving corporation, or
           (ii) TAVA distributes assets to its shareholders constituting 25% or more of its assets or earning power, in any case, within 12 months after the termination of the merger agreement, but only if any such transaction was communicated to TAVA prior to the termination of the merger agreement.


MATERIAL FEDERAL INCOME TAX CONSEQUENCES (PAGE 29)


     The receipt of cash by a TAVA shareholder pursuant to the merger will be a taxable transaction for federal income tax purposes and may also be taxable under applicable state, local and foreign income and other tax laws. As with any other sale of shares for cash, a shareholder will recognize a gain or loss in an amount equal to the difference between the adjusted tax basis of his or her TAVA common stock and the amount of cash received in exchange therefor in the merger. Such gain or loss will be a capital gain or loss if the TAVA common stock is a capital asset in the hands of the shareholder and will be a long-term capital gain or loss if the holding period exceeds one year.


ACCOUNTING TREATMENT (PAGE 28)


     The merger will be treated by Real as a "purchase" for accounting purposes.


FINANCING OF THE MERGER (PAGE 28)


     Real intends to finance the aggregate merger consideration to TAVA's shareholders, including amounts payable with respect to outstanding stock options, and to pay related fees, expenses and other transaction costs of Real through cash on hand and borrowings under a loan facility of Euro 150m (approximately $160 million). In March 1999 Real raised a net amount of Euro 97m (approximately $104 million) through a public financing, partly to finance acquisitions. The merger is not conditioned on obtaining financing.

                   INFORMATION CONCERNING THE SPECIAL MEETING

TIME, PLACE AND DATE


     This proxy statement is furnished in connection with the solicitation by the board of directors (the "Board") of TAVA Technologies, Inc. ("TAVA") from the holders of shares of common stock, par value $.0001 per share, of TAVA of proxies for use at a Special Meeting of Shareholders (the "Special Meeting") to be held at 10:00 a.m. local time, on Monday, July 19, 1999, at the Denver Marriott Tech Center, 4900 South Syracuse Street, Denver, Colorado, or at any adjournment(s) or postponement(s) thereof, pursuant to the enclosed Notice of Special Meeting of Shareholders.


PURPOSE OF THE SPECIAL MEETING


     At the Special Meeting the TAVA shareholders will be asked to consider and vote upon the proposal to approve the Agreement and Plan of Merger dated April 20, 1999, by and among Real Software NV, Real Acquisition Sub #1, Inc. ("Real Acquisition Sub") and Real Software Holdings North America, Inc. ("Real Software Holdings"), and the related Plan and Agreement of Merger by and between TAVA and Real Acquisition Sub and the transaction contemplated thereby. Copies of the Agreement and Plan of Reorganization and the Plan and Agreement of Merger are attached hereto as Annex A and Annex B, respectively, and are collectively referred to herein as the "Merger Agreement." Real Software NV, Real Software Holdings and Real Acquisition Sub are collectively referred to herein as "Real." The Merger Agreement provides for the merger of Real Acquisition Sub with and into TAVA (the "Merger"), with TAVA as the surviving corporation (the "Surviving Corporation"). Pursuant to the Merger Agreement, each outstanding share of common stock (other than 338,691 shares held by Kevin Fallon, the Chief Operating Officer of TAVA, any shares held by Real Software Holdings and any shares held by shareholders who perfect their rights under Colorado law to dissent from the Merger and seek payment of the fair value of their shares (the "Dissenting Shareholders") will be converted into the right to receive $8.00 per share in cash, without interest (the "Merger Consideration").



     The special committee, consisting of Messrs. Costello, Schleufer and O'Brien (the "Special Committee"), was appointed by the board of directors of TAVA (the "Board") to, among other things, review and evaluate the terms of the Merger and to make a recommendation to the Board regarding the fairness of the Merger to the holders of TAVA's common stock. Mr. Costello was selected as chairman of the Special Committee. None of Messrs. O'Brien, Schleufer or Costello is an employee of TAVA, and none of the Special Committee members will have any continuing equity interest in the Surviving Corporation. The Special Committee concluded that the terms and provisions of the Merger Agreement and the Merger are fair to and in the best interests of the holders of common stock, and unanimously recommended that the Board approve and declare advisable the Merger Agreement.


     At a meeting held on April 20, 1999, acting on the unanimous recommendation of the Special Committee, the Board unanimously approved the Merger Agreement, concluded that the terms and provisions of the Merger Agreement are advisable, that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to and in the best interests of the holders of TAVA common stock, and approved a recommendation that the shareholders of TAVA approve the Merger Agreement and the transactions contemplated thereby.

     BASED ON THE UNANIMOUS RECOMMENDATION OF ITS SPECIAL COMMITTEE, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

RECORD DATE; VOTING AT THE SPECIAL MEETING; QUORUM

     The Board has fixed the close of business on May 21, 1999 as the record date (the "Record Date") for the Special Meeting. Only shareholders of record as of the close of business on May 21, 1999 will be entitled to notice of and to vote at the Special Meeting.


     As of the close of business on the Record Date, TAVA had outstanding 23,329,730 shares of common stock, held of record by approximately 637 registered holders. Holders of the common stock are entitled to one vote per share. The presence in person or by proxy of the holders of not less than one-third of the voting power of the outstanding common stock entitled to vote at the Special Meeting constitutes a quorum. Broker non-votes and shares as to which a shareholder abstains will be included in determining whether there is a quorum at the Special Meeting.


REQUIRED VOTE


     Under Colorado law, the Merger Agreement must be approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of common stock. The affirmative vote of approximately 11,664,866 shares of common stock will be necessary to satisfy this voting requirement. As of the Record Date, the directors and executive officers of TAVA owned and were entitled to vote 2,753,875 shares of common stock in the aggregate, representing approximately 11.8% of the outstanding shares of common stock. No executive officers of TAVA, other than the Executives (as defined below), owned any shares of common stock as of the Record Date. Each of John Jenkins, Kevin Fallon, Douglas H. Kelsall and Larry B. Hagewood, each of whom is an executive officer of TAVA (collectively the "Executives"), has entered into a Management Voting and Exchange Agreement with Real, which provides, among other things, that each of them will vote his shares in accordance with the recommendation of the Board to the shareholders. See "Executives' Agreements with Real." The directors of TAVA have expressed an interest in voting in favor of the Merger Agreement. As a result of these agreements and present intentions, and assuming that the Board does not change its recommendations to shareholders prior to the Special Meeting, the affirmative vote of an additional 8,910,991 shares will be required to satisfy the voting requirement.


     Because Colorado law requires the Merger Agreement to be approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of common stock, failure to return an executed proxy card or to vote in person at the Special Meeting or abstaining from the vote will constitute, in effect, a vote against approval of the Merger Agreement and the transactions contemplated thereby for purposes of Colorado law. Similarly, broker non-votes will have the same effect as a vote against approval of the Merger Agreement and the transactions contemplated thereby.

ACTION TO BE TAKEN AT THE SPECIAL MEETING

     The enclosed proxy card is solicited on behalf of the Board. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to its exercise, either by filing with TAVA's Secretary at TAVA's principal executive offices a written revocation or a duly executed proxy bearing a later date or by voting in person at the Special Meeting. Attendance at the Special Meeting without casting a ballot will not, by itself, constitute revocation of a proxy. Any written notice revoking a proxy should be sent to TAVA Technologies, Inc., 7887 East Belleview Avenue, Suite 820, Englewood, Colorado 80111, Attention:
Secretary.

     All shares of TAVA common stock represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, unless previously revoked, will be voted at the Special

Meeting in accordance with the instructions on the proxies. Unless contrary instructions are indicated, proxies will be voted "FOR" the approval of the Plan of Merger and the transactions contemplated thereby. As explained below in the section entitled "The Merger -Dissenters' Rights," a vote in favor of the Merger Agreement means that the shareholder owning those shares will not have the right to dissent and seek appraisal of the fair value of such shareholder's shares.

     TAVA does not know of any matters, other than as described in the Notice of Special Meeting of Shareholders, which are to come before the Special Meeting. If any other matters are properly presented at the Special Meeting for action, including, among other things, consideration of a motion to adjourn such meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the Merger), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on such matters in accordance with their best judgment. Notwithstanding the foregoing, the persons named in the enclosed proxy card will not use their discretionary authority to use proxies voting against the Merger to vote in favor of adjournment or postponement of the Special Meeting. The Merger is also subject to a number of additional conditions. See "The Merger Agreement - Conditions to the Merger."

PROXY SOLICITATION

     The cost of preparing, assembling and mailing this proxy statement, the Notice of Special Meeting of Shareholders and the enclosed proxy card will be borne by TAVA. TAVA is requesting that banks, brokers and other custodians, nominees and fiduciaries forward copies of the proxy material to their principals and request authority for the execution of proxies. TAVA may reimburse such persons for their expenses in so doing. In addition to the solicitation of proxies by mail, the directors, officers and employees of TAVA and its subsidiaries may, without receiving any additional compensation, solicit proxies by telephone, facsimile, telegram or in person. In addition, TAVA has retained Georgeson Company, Inc., Wall Street Plaza, New York, New York 10005, (800) 223-2064, to assist TAVA in the solicitation of proxies from brokerage firms and other custodians, nominees and fiduciaries. Georgeson Company, Inc. will be paid a fee estimated at $15,000, plus reimbursement of expenses.

     No person is authorized to give any information or make any representation not contained in this proxy statement, and if given or made, such information or representation should not be relied upon as having been authorized.

     TAVA SHAREHOLDERS SHOULD NOT SEND ANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK WITH THEIR PROXY CARD. IF THE MERGER IS CONSUMMATED, THE PROCEDURE FOR THE EXCHANGE OF CERTIFICATES REPRESENTING SHARES OF COMMON STOCK WILL BE AS SET FORTH IN THIS PROXY STATEMENT. SEE "CERTAIN PROVISIONS OF THE MERGER AGREEMENT - PAYMENT OF MERGER CONSIDERATION."

SUMMARY SELECTED FINANCIAL DATA (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)


     The following table sets forth selected consolidated financial data for TAVA as of the dates and for the periods indicated, and has been prepared in accordance with generally accepted accounting principles. The financial data for each of the five years ended June 30, 1998 are derived from TAVA's audited consolidated financial statements. The financial data for the nine months ended March 31, 1999 and 1998 are derived from unaudited consolidated financial statements of TAVA, which, in the opinion of TAVA's management, include all adjustments (consisting only of normal recurring adjustments except as otherwise noted) necessary for a fair presentation thereof. The results of operations for the nine months ended March 31, 1999 are not necessarily indicative of the results to be expected for any other interim period or for the full year. The data set forth below in this table is qualified in its entirety by, and should be read in conjunction with, the consolidated financial statements of TAVA and the related notes thereto included in TAVA's Annual Report on Form 10-KSB and Form 10-KSB/A No. 1 for the fiscal year ended June 30, 1998, and TAVA's Form 10-Q for the nine months ended March 31, 1999. See "Where You Can Find More Information."


                                     Nine Months
                                    ended March 31                           Years ended June 30
                                 ---------------------    ----------------------------------------------------------
                                   1999        1998         1998        1997        1996         1995        1994
                                   ----        ----         ----        ----        ----         ----        ----
OPERATING STATEMENT DATA
  Revenue....................     $76,438     $33,470      $48,363     $36,843     $20,633      $13,476     $12,863
  Income (loss) from
    continuing operations
    before income taxes
    and extraordinary item...      14,806        (855)        (250)     (2,519)         16          (61)       (453)
  Income tax expense.........       2,140          --           --         110          --           --          49
  Income (loss) from
   continuing operations.....      12,666        (855)        (250)     (2,629)         16          (61)       (502)
  Discontinued                         --          --           --        (106)     (1,871)      (2,123)       (406)
operations.....
  Extraordinary item.........          --          --           --          --          --           --         113
  Net income (loss)..........      12,666        (855)        (250)     (2,735)     (1,855)      (2,184)       (795)
  Net income (loss)
   applicable to common
   stockholders..............      12,666        (915)        (310)     (2,750)     (1,855)      (2,184)       (795)
  PER SHARE INFORMATION:
  ---------------------
   Income (loss) from
    continuing operations
    before income taxes
    and extraordinary item
        Basic................         .67        (.05)        (.02)       (.28)         --         (.02)       (.23)
        Diluted..............         .62        (.05)        (.02)       (.28)         --         (.02)       (.23)
   Income (loss) from
   continuing operations.....
        Basic................         .57        (.05)        (.02)       (.30)         --         (.02)       (.25)
        Diluted..............         .53        (.05)        (.02)       (.30)         --         (.02)       (.25)
    Discontinued operations
        Basic................          --          --           --        (.01)       (.40)        (.84)       (.21)
        Diluted..............          --          --           --        (.01)       (.32)        (.84)       (.21)
   Extraordinary item........
        Basic................          --          --           --          --          --           --         .06
        Diluted..............          --          --           --          --          --           --         .06
   Net income (loss).........
        Basic................         .57        (.05)        (.02)       (.31)       (.40)        (.86)       (.40)
        Diluted..............         .53        (.05)        (.02)       (.31)       (.32)        (.86)       (.40)
Weighted average shares
  outstanding
     Basic...................      22,242      17,321       18,356       8,882       4,655        2,527       1,965
     Diluted.................      23,883      17,321       18,356       8,882       5,927        2,527       1,965
BALANCE SHEET DATA
   Total assets..............     $66,999     $39,773      $44,181     $26,886     $20,013      $ 7,718      $6,840
   Long term debt, net.......         418       5,934        5,304       5,422       4,859        1,200         851
   Stockholders' equity......      44,958      24,201       28,334       8,476       3,002        1,161       2,429

THE MERGER

BACKGROUND OF THE MERGER

     Beginning in 1996, TAVA pursued a growth strategy of acquiring existing process control and automation system integration ("SI") businesses through which TAVA could quickly add qualified staff, new areas of expertise, and established offices and clientele in locations across the U.S.

     Commencing in 1997, a sizeable proportion of TAVA's business consisted of providing a suite of services and products to address Y2K compliance in factory automation and process control systems. Those services and products are called PlantY2kOne.-TM- As the year 2000 approaches, that work needs to be replaced. To address this challenge, in addition to continued emphasis on growing its core business in new and existing accounts, management selected a strategy of offering integrated enterprise information technology solutions to manufacturing industries, which would require that TAVA add significant skills in enterprise resource planning ("ERP") and supply chain management ("SCM") package implementation. In order to implement this strategy, TAVA could (1) hire and develop those skills internally, (2) acquire a number of regional ERP or SCM consulting firms to gain access to the qualified personnel, or (3) effect a business combination with a national ERP/SCM consulting firm. In the spring of 1998, TAVA began to hire and develop the internal skills necessary to launch an ERP/SCM consulting business. TAVA simultaneously engaged the services of an investment banking firm (the "Regional Investment Banker") to find ERP and SCM candidates for potential acquisitions or combinations.

     As TAVA gained experience in developing its ERP/SCM consulting business, management became increasingly convinced that a business combination might be the most effective approach to achieve its strategic objectives. An aggressive ERP/SCM internal growth strategy would require significant additional expense and capital which could have a potentially negative impact on shareholder value. Failure to grow the ERP/SCM consulting business rapidly enough could result in TAVA missing the potential market opportunity.

     In May 1998, a business associate of Robert Pearson, a director of TAVA, suggested that TAVA be introduced to Real Software NV ("Real"), a multi-national mixed service and product IT company headquartered in Belgium and with subsidiaries in Europe, North America and Asia. Real's President requested a meeting with John Jenkins to discuss mutual business opportunities, but scheduling conflicts delayed the meeting until fall of 1998.

     In late September 1998, Mr. Jenkins and Real's President, Rudy Hageman, had a brief introductory meeting in New York during which they exchanged general company information and views on market opportunities. Mr. Hageman explained Real's acquisition strategy, which had brought them into the U.S. market through the acquisition of The INC. Group, Inc. ("INC."), a private IT services company engaged in ERP implementation. A few weeks later, Messrs. Hageman and Jenkins met to discuss their companies' respective strategies and market opportunities on a more in-depth basis. Mr. Hageman also expressed Real's intention to evaluate acquiring a controlling interest in TAVA.

     On October 22, 1998, Mr. Jenkins met with Mr. Hageman and David Holroyd, of Real Software North America ("Real Software") in New York City. Real proposed a transaction through which it would acquire a controlling interest in TAVA. As a result, TAVA and Real entered into a confidential non-disclosure agreement with TAVA (the "Non-Disclosure Agreement").

     On October 30, 1998, Mr. Jenkins, TAVA's general counsel, a member of one of TAVA's outside law firms, and three representatives of the Regional Investment Banker met to discuss the advisability of pursuing further talks with Real. Discussions focused on TAVA's obligations to ensure the best price reasonably available for shareholders upon sale of a controlling interest. While the meeting concluded with a decision to continue the discussions with Real, TAVA asked its Regional Investment Banker to continue to pursue other possible acquisitions and business combinations.

     At its regular meeting on November 10, 1998, TAVA's Board discussed a November 1, 1998 memo from Mr. Jenkins to the Board and TAVA's management concerning Real's expressed interest in acquiring a controlling interest in TAVA. The Board directed Mr. Jenkins and the other executive officers to follow-up on these discussions with Real. The Board also approved the engagement of Prudential Securities Incorporated ("Prudential Securities") to serve as financial advisor in connection with a transaction with Real or other similar transactions, and directed Prudential Securities to identify and evaluate potential interest from other entities that could benefit from acquiring or combining with TAVA. At the same time, the Regional Investment Banker continued to seek suitable candidates for acquisition by TAVA, and on a less formal basis, candidates who might be interested in acquiring TAVA or engaging in other potential business combinations.

     From April 1998 to February 1999, the Regional Investment Banker presented the following five candidates to TAVA for consideration for a business combination with TAVA:

     - Company A was a publicly traded business process consulting firm specializing in manufacturing which was familiar with TAVA, as the companies had worked together on Y2K projects. Company A stated that it preferred to continue its traditional business emphasis, rather than address a new market segment through an acquisition of TAVA.

     - Company B was a private ERP consulting firm that declined detailed discussion, stating it was better served through an initial public offering of securities.

     - Company C was a publicly traded business process engineering consulting firm. After preliminary discussion, Company C indicated that it must complete a major strategic planning process before considering seriously a combination with TAVA.


     - Company D was a private ERP staff augmentation company. The Regional Investment Banker prepared an analysis of the combined companies using price indications obtained from Company D's investment bankers. TAVA met with Company D's President and CFO on January 25, 1999. Discussions concerning an acquisition of Company D by TAVA continued for over two weeks. Company D indicated it wanted a cash only offer from TAVA. TAVA management made a preliminary cash only offer, which Company D declined. Weeks later, Company D again approached TAVA and TAVA made another informal price indication that was rejected as being too low.


     - Company E was an LBO firm which had previous success with IT service companies. TAVA's COO and Executive Vice President of Operations met with Regional Investment Banker and Company E representatives. Company E advised TAVA that it was interested in an LBO transaction. However, several TAVA Board members did not believe an LBO would lead to a fair offer to shareholders due to the concern that TAVA's service oriented business presented no hard assets to secure economical LBO financing. Consequently, these Board members agreed with management to terminate discussions.

     On January 18 and 19, 1999, Mr. Jenkins met with Messrs. Hageman, and Holroyd of Real. During these meetings, Real advised Mr. Jenkins that it was now interested in purchasing all of TAVA's stock rather than a controlling interest. Real also informed Mr. Jenkins that its private company acquisition model was built on retaining management with a continuing equity interest and that Real would require certain TAVA key management personnel to sign management agreements and retain approximately 50% of their equity in the Surviving Corporation. Mr. Hageman also introduced Mr. Jenkins to Broadview Int'l LLC ("Broadview"), Real's financial advisor.



     On January 20, 1999, Mr. Jenkins reported to the Board the results of his January 18 and 19 meetings with Real. Three representatives of Prudential Securities, a member of TAVA's outside law firm, TAVA's CFO, COO and general counsel, and Kenneth C. O'Brien, a nominee for election as a director of TAVA also attended the Board meeting. Mr. Jenkins emphasized that, while TAVA management did not react positively to Real's insistence on management's retention of equity, the officers believed they must continue to examine the proposition to avoid a conflict of interest between their personal interests and the interest of the shareholders. Prudential Securities reported to the Board on the companies which they identified and approached, on a preliminary basis, as prospects for a business combination with or acquisition of TAVA. Prudential Securities advised the Board that no interest in a business combination with TAVA was generated as a result of their efforts. Prudential Securities indicated that the three companies it contacted were representative of the types of companies that would be interested in an ERP/SCM type merger.


     During its engagement, Prudential Securities prepared draft written materials describing TAVA for use in discussions with potential interested parties as well as a list of companies in TAVA's general market sector from which to select candidates that might be interested in a business combination with TAVA. Prudential Securities explored the possibility of a business combination with the following companies:

     - Company F was a privately held ERP consulting and implementation company, similar to INC. and roughly the same size. This candidate stated that its interests were better served by conducting an initial public offering.

     - Company G was a public IT service company that stated it believed TAVA was too dependent on Y2K related business, and that TAVA's process layer SI work provided lower margins than its own core business.

     - Company H was a public IT service company with an ERP business and clientele in manufacturing. This candidate stated that its interest was curbed by its low stock price and by the fact that it would take a new debt offering for it to fund an acquisition of TAVA.


     On January 21, 1999, Messrs. Jenkins, Fallon and Kelsall met to discuss Real's requirement that management sign management agreements and retain an equity interest in the Surviving Corporation. Issues such as lack of liquidity in a private company and valuation were discussed. At the end of the discussion, management concluded that, while they did not personally favor the reinvestment proposal, their personal concerns should not stand in the way of a process that could possibly bring increased value to shareholders compared to the market price of TAVA shares at that time. Accordingly, Mr. Jenkins sent memos to Mr. Cumming concerning the proposed terms of Employment Agreements and various scenarios for investment that could be acceptable to management.


     On January 27 and 28, representatives of Broadview met with Prudential Securities and TAVA representatives at TAVA's corporate offices to commence a review of TAVA's business, financial condition and prospects. On February 12, 1999, TAVA officers met with INC. and Real Software representatives in New York to continue discussion and address due diligence inquiries.


     At a special meeting on February 15, 1999, the Board briefly discussed the status of preliminary negotiations with Real. TAVA's COO made a brief presentation concerning his recent visit to Real's Belgium headquarters to evaluate Real's software products and their potential marketability in the U.S. The next day, the Board of Directors held its Annual Meeting immediately following the Annual Meeting of Shareholders, at which Kenneth C. O'Brien was elected as a new director. Because of potential conflicts of interest created by Real's requirement that key management, including Mr. Jenkins, continue employment with and retain a portion of their equity interest in the Surviving Corporation, the Board decided to appoint a Special Committee of disinterested directors to evaluate a possible merger with Real or any other company. Three of the Board's non-employee directors, Messrs. Costello, Schleufer and O'Brien, were selected to serve on the Special Committee. The Special Committee engaged Prudential Securities as its financial advisor and Baker & Hostetler LLP ("Baker") as its legal advisor. In addition to its representation of the Special Committee with respect to the Merger, Baker has represented TAVA in a variety of legal matters, including securities, corporate, employment, litigation, the development of a shareholders rights plan which was not adopted, and two separate potential acquisitions, neither of which was completed.



     On February 18, 1999, Mr. Jenkins received a letter from Real expressing interest in purchasing 100% of the outstanding shares of TAVA at $8.00 per share, contingent upon satisfactory completion of due diligence, continuing employment agreements with key management and management's retention of 50% of their equity in the Surviving Corporation.


     On February 22, 1999, Mr. Jenkins met with the Special Committee to inform them of the indication of interest received from Real. The Special Committee considered information regarding comparables, current market valuation and other information supplied by Prudential Securities and determined that, while $8.00 was within an acceptable valuation range, Prudential Securities should attempt to negotiate a higher price. Price negotiations between Broadview and Prudential resumed on March 1, 1999.


     On March 2 and 9, 1999, the Special Committee discussed Prudential Securities' ongoing price negotiations with Broadview. As a result of these discussions, the Special Committee directed Prudential Securities to continue to attempt to negotiate a higher price, and it also directed the officers and Prudential Securities to continue to attempt to structure the transaction so as to minimize the amount of equity which management would be required to retain in the Surviving Corporation. Mr. Jenkins reported that an officer at Company I recently had stated to a TAVA division head that Company I might be interested in acquiring TAVA. Company I knew TAVA well and was already working with TAVA on some joint projects. The Special Committee advised the officers to follow-up with Company I immediately.


     After TAVA's management contacted Company I regarding its interest in a business combination, Company I's internal M&A department spoke with Prudential Securities. Following a number of conversations, the two companies entered into a non-disclosure agreement containing "standstill" provisions. On March 18, 1999, Messrs. Fallon, Jenkins and Kelsall and representatives of Company I met to discuss a proposed combination. That same day, Prudential Securities spoke with Company I's head of corporate development. In response to questions, Prudential Securities confirmed that TAVA's price expectations represented a premium over its current market price and suggested reasons to support such a position. Company I informed Prudential Securities that it would not pay a price representing more than a 20-30% premium over the market price, noting it would affect its price negotiations in future transactions with other entities. A premium of 30% on TAVA's market price on March 18, 1999 would translate to a price of $6.99 per share. On March 22, Company I advised

Mr. Kelsall that it had determined not to proceed with further negotiations at that time, and that if discussions with the other party (Real) broke down, TAVA should contact Company I again.


     On March 21, 1999, Real forwarded a new letter confirming interest in purchasing approximately 100% of TAVA, with specific break-up fee and stand-still provisions. On March 24, 1999, the Special Committee received Mr. Jenkins' and Prudential Securities' report on Real's indication of interest. Prudential Securities advised the Special Committee that (i) it was working to confirm Real's ability to finance a cash merger, (ii) it believed Real's proposed "break-up fee" was on the high end of the acceptable range, and
(iii) it believed that the suggested "no shop" terms were too strict. The Special Committee discussed its fiduciary obligations in connection with the contemplated transaction, and discussed Real's requirement that management retain equity in the Surviving Corporation and sign employment agreements. One of the three Special Committee members was unable to attend. The Special Committee therefore decided to adjourn the meeting and defer formal action until the following day when the full Special Committee could convene.


     On March 25, 1999, the Special Committee reconvened with all members present. The Special Committee directed Prudential Securities to propose a price of $8.75 per share, and a reduced "break-up fee," and to procure assurance that Real had the financial capability to complete the Merger. On March 26, 1999, Broadview advised Prudential Securities that Real had funds to complete the transaction, and that Real stood firm on the remaining terms contained in its letter.


     From March 25, 1999 to April 14, 1999 price negotiations continued between the parties. During these negotiations, the parties exchanged price proposals ranging from a high ask of $8.75 to a low bid of $8.00 with conditions having adverse economic consequences to TAVA.


     On March 30, 1999, Real sent to TAVA an offer proposing a cash merger subject to due diligence, and containing stand-still and break-up fee provisions. TAVA did not accept this letter and instead provided Real with an exclusivity letter expiring on April 13, 1999, but subject to extension.

     At a meeting on March 31, 1999, the Special Committee discussed an inquiry Mr. Kelsall received from Company J on March 22, 1999 regarding TAVA, and directed Prudential Securities to follow-up and determine if Company J might make an offer. Prudential Securities contacted Company J that day and learned that TAVA had been contacted as a "cold call," rather than due to any particular interest or special knowledge of TAVA. Prudential Securities' inquiries also established that Company J generally sought "turn around" situations, in which they could buy businesses or divisions at low prices using debt financing.


     On April 9th, Broadview and Real held a conference call with TAVA, Prudential Securities, and Ernst and Young LLP, hired by Real, to discuss issues identified during Real's due diligence which could cause Real to make adjustments to their offer. It was noted that TAVA's ERP/SCM consulting business was currently behind the internal start-up plan projections earlier provided to Real and that this condition, while improving, would likely continue for the next 12 to 18 months. It was further noted that this increased the risk of TAVA's general ability to smoothly transition its business through year 2000.


     On April 10, 1999, the parties recognized that they were unable to agree
on a price and negotiations terminated.   The following day, Mr. Holroyd and
Mr. Jenkins discussed the reasons for the breakdown in negotiations, and on April 13, 1999, Real made a firm offer of $8.00 per share and lowered the break-up fee.

     On April 14, 1999, both the Special Committee and the full Board convened by conference call. Mr. Jenkins advised the Board of the events of the past few days, resulting in an offer of $8.00 per share.

The Board reviewed "open issues" in the draft Merger Agreement, and its fiduciary duties. At this point, the Special Committee convened its meeting, with counsel and Prudential Securities present. Thereafter, the full Board reconvened and the Special Committee directed Prudential Securities and Mr. Jenkins to make one further attempt to increase the price.

     On April 14, 1999, Real advised Mr. Jenkins it would not discuss increasing the offer price. The next day the Special Committee directed Prudential Securities to accept the offer of $8.00 per share, subject to a valuation analysis by Prudential Securities and the negotiation of acceptable terms of the definitive Merger Agreement.


     On April 17, 1999, the Special Committee and the Board met at TAVA's offices with Messrs. Schleufer and Pearson participating by telephone. Directors Costello, Jenkins, and O'Brien were present in person, as were three representatives of Prudential Securities, counsel to the Special Committee, and TAVA's CFO and general counsel. Prudential Securities orally delivered its fairness opinion and supporting valuation analysis, which was contingent on the negotiation of acceptable definitive terms to the Merger Agreement, and responded to Special Committee members' and Board members' questions and comments. The Board discussed the issues remaining under negotiation in the Merger Agreement and advised counsel that it would not approve the agreement unless the proposed "no shop" provision was amended to ensure that the Board had the flexibility necessary to respond to any inquiry which might lead to a superior offer for TAVA shareholders. Following negotiations and after Board and Special Committee meetings on April 18 and 19, 1999, the remaining open issues were resolved.


     On April 20, 1999, Prudential Securities delivered its written opinion to the Special Committee that, as of the date of such opinion and based upon and subject to certain matters stated therein, the Merger Consideration of $8.00 per share to be received by the Shareholders was fair from a financial point of view. See "Fairness Opinion of Financial Advisor to the Special Committee" The Special Committee then unanimously adopted a resolution approving the Merger Agreement and transactions and documents related thereto and recommending that it be approved by the full Board and, if approved, submitted to the shareholders for approval. Immediately following the Special Committee meeting, the Board unanimously adopted a resolution approving the Merger Agreement and recommending that it be submitted for vote at a Special Meeting of Shareholders. The Merger Agreement and Management Agreements were executed and publicly announced the following day.

REASONS FOR THE MERGER

     The Special Committee believes that the Merger Consideration offers the best price reasonably available to TAVA shareholders. In reaching its conclusions with respect to the offer price, the Merger and the Merger Agreement, the Special Committee considered a number of factors, including the following:

     - TAVA's post-Y2K strategy is heavily dependent upon market acceptance of its integrated enterprise information technology solutions strategy, as well as TAVA's "successful" conversion of current Y2K customers into post-Y2K customers. This strategy is new and untested and therefore involves risk;

     - TAVA's financial condition, results of operations, cash flows, capital needs, business opportunities, post-Y2K strategies and prospects, risks and costs involved in executing those strategies and achieving those prospects, and economic and market conditions;

     - The fact that an aggressive ERP/SCM internal growth strategy would require significant additional expense and capital which could have a potentially negative impact on shareholder value, and that the failure to grow the ERP/SCM consulting business rapidly enough would result in TAVA missing the potential market opportunity;

     - The $8.00 per share in cash would represent a 35% premium over the closing price of TAVA's common stock on the day prior to the announcement of the Merger and a 51% premium over the average closing price of TAVA's common stock for the four week period prior to the announcement of the Merger, and that extreme volatility and other factors affecting the stock market in general and the market for TAVA's stock in particular (including the IT services sector and "Year 2000" related businesses) made it impossible to predict future market prices for TAVA stock;

     - The Special Committee and the Board believe that it is unlikely that any party would propose an acquisition or strategic business combination which would be more favorable to TAVA and its shareholders. Based upon the fact that TAVA's two financial advisors actively sought and evaluated potential strategic alternatives to enhance shareholder value, that senior management had pursued in good faith the alternatives which had been identified, and that discussions with other parties had led to a determination that no such party was willing or able to match or top the price offered by Real. One especially striking circumstance arose in March 1999, when a large IT service company with a clearly complementary business strategy and knowledge of TAVA's business decided not to pursue an acquisition of TAVA;

     - The presentation of TAVA's financial advisor, Prudential Securities, at the meetings of the Board and Special Committee held on April 17, 1999, and the written opinion delivered to the Special Committee on April 20, 1999 to the effect that as of the date of such opinion the $8.00 per share to be received by the TAVA shareholders was fair to them from a financial point of view;

     - The other terms and conditions of the Merger Agreement, including the fact that the Merger Agreement allows the TAVA Board to terminate the Merger Agreement, upon payment of a $5.8 million "break-up fee," in order to accept a bona fide proposal reasonably expected to lead to an acquisition, merger or business combination or similar transaction, so long as the TAVA Board determines in good faith after consultation with (and based in part on the advice of) its independent financial advisors to be more favorable to TAVA and its shareholders that the Merger with Real, is reasonably capable of being financed and is not subject to any material contingencies relating to financing;

     - A review of possible alternatives to the Merger to effect TAVA's post-Y2K strategy including acquisitions or combinations with regional ERP or SCM consulting firms or development of those skills internally, the range of possible benefits and risks to the shareholders of such alternatives, and the timing and likelihood of accomplishing any such alternatives; and

     - The likelihood that the Merger will be consummated, including the fact that the obligations of Real are not conditioned upon obtaining any financing.

The foregoing discussion of the information and factors considered by the Special Committee is not intended to be exhaustive, but includes the material factors considered. In view of the variety of factors considered in connection with its evaluation of the Merger and the offer price, the Special Committee and the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations, and individual directors may have given differing weights to different factors.

FAIRNESS OPINION OF FINANCIAL ADVISOR TO THE SPECIAL COMMITTEE

     On April 20, 1999, Prudential Securities delivered its opinion to the Special Committee to the effect that, as of such date, the Merger
Consideration was fair, from a financial point of view, to the Shareholders. Prudential Securities presented the financial analysis underlying its opinion at a meeting of the Special Committee on April 17, 1999.

     A copy of the Prudential Securities opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached to this proxy statement as Annex F and is incorporated herein by reference. The summary of the Prudential Securities opinion set forth below is qualified in its entirety by reference to the full text of the Prudential Securities opinion. You are urged to read the Prudential Securities opinion in its entirety.

     THE PRUDENTIAL SECURITIES OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE MERGER CONSIDERATION TO THE TAVA SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW. IT DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE MEETING OR AS TO ANY OTHER ACTION SUCH SHAREHOLDER SHOULD TAKE REGARDING THE MERGER.

     In conducting its analysis and arriving at its opinion, Prudential Securities reviewed such information and considered such financial data and other factors as Prudential Securities deemed relevant under the circumstances, including the following:

     (i)    a draft, dated April 19, 1999, of the Merger Agreement;

     (ii) a draft, dated April 19, 1999, of the Shareholders Agreement between Real Software Holdings, Real Acquisition Sub and each of the Continuing Option Holders;

     (ii) a draft, dated April 19, 1999, of a form of the Management Voting and Exchange Agreement;

     (iv) certain publicly available historical, financial and operating data for TAVA including, but not limited to (a) the Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal year ended June 30, 1998; (b) the Quarterly Report on Form 10-Q for the quarter ended December 31, 1998; and (c) the Proxy Statement relating to the Annual Meeting of Shareholders held on February 16, 1999;

     (v) historical stock market prices and trading volume for TAVA's common stock;

     (vi) publicly available financial, operating and stock market data concerning certain companies engaged in businesses that it deemed comparable to that of TAVA or otherwise relevant to its inquiry; and

     (vii) such other financial studies, analyses and investigations that it deemed relevant to its inquiry.

     Prudential Securities assumed, with TAVA's consent, that the drafts of the Merger Agreement, the Shareholders Agreement and the Management Voting and Exchange Agreement that it reviewed would conform in all material respects to such agreements when in final form.

     Prudential Securities discussed with the senior management of TAVA (i) the past and current operating and financial condition of TAVA, (ii) the prospects for TAVA, (iii) management's estimates of TAVA's future financial performance and (iv) such other matters that it deemed relevant.

     In connection with its review and analysis and in arriving at its opinion, Prudential Securities relied upon the accuracy and completeness of the financial and other information provided to it by TAVA and has not undertaken any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of TAVA. With respect to certain financial forecasts of TAVA that TAVA's management provided to Prudential Securities, Prudential Securities assumed that such information (and the assumptions and bases therefor) represented TAVA's best then available estimate as to the future financial performance of TAVA. Further, the Prudential Securities opinion was necessarily based on economic, financial and market conditions as they existed on the date of the opinion and can only be evaluated as of such date, and Prudential Securities assumes no responsibility to update or revise its opinion based upon events or circumstances occurring after that date.

     The Prudential Securities opinion, including Prudential Securities' presentation of such opinion to the Special Committee, was one of the many factors that the Special Committee took into consideration in making its determination to recommend adoption of the Merger. Consequently, Prudential Securities' analyses described below should not be viewed as determinative of the opinion of the Special Committee with respect to the Merger Consideration.

     In arriving at its opinion, Prudential Securities performed a variety of financial analyses, including those summarized below. The summary set forth below of the analyses presented to the Special Committee at the April 17, 1999 meeting does not purport to be a complete description of the analyses performed. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstance. Therefore, such an opinion is not necessarily susceptible to partial analysis or summary description. Prudential Securities believes that its analyses must be considered as a whole and selecting portions thereof or portions of the factors considered by it, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying its opinion. Prudential Securities made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of TAVA. Any estimates contained in Prudential Securities' analyses are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, estimates of the values of businesses and securities do not purport to be appraisals or necessarily reflect the prices at which businesses or securities may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Subject to the foregoing, the following is a summary of the material financial analyses presented by Prudential Securities to the Special Committee on April 17, 1999.

     RISK AND GROWTH ANALYSIS Prudential Securities reviewed and compared certain financial and operating information relating to TAVA to corresponding financial and operating information for a selected group of certain companies that were considered by Prudential Securities to be reasonably similar to TAVA. The group of companies consisted of providers of information systems and software, including The A Consulting Team, Data Dimensions, Inc., ForSoft Ltd., Systems and Computer Technology Corp. and Technology Solutions Co., referred to herein as the "Comparable Companies."

     When compared to the Comparable Companies the analysis showed, among other things, that:

     - total latest twelve months ("LTM") sales for the twelve months ended December 31, 1998 ranged from $48.9 million to $426.2 million compared to $76.2 million for TAVA.

     - enterprise value as of April 14, 1999 ranged from $35.8 million to $473.8 million compared to $137.5 million for TAVA.

     - equity market capitalization as of April 14, 1999 ranged from $41.4 million to $436.4 million compared to $139.0 million for TAVA.

     - LTM earnings before interest, taxes, depreciation and amortization ("EBITDA") margins for the twelve months ended December 31, 1998 ranged from 9.7% to 17.9% compared to 19.7% for TAVA.

     - LTM earnings before interest and taxes ("EBIT") margins for the twelve months ended December 31, 1998 ranged from 8.2% to 15.6% compared to 14.6% for TAVA.

     - LTM net income margins for the twelve months ended December 31, 1998 ranged from 4.6% to 17.4% compared to 13.4% for TAVA.

     - historical revenue growth over three years ranged from 31.8% to 117.9% compared to 53.1% for TAVA.

     - historical EBITDA growth over two years ranged from -0.02% to 369.0% compared to 136.5% for TAVA.

     - historical EBIT growth over three years ranged from 41.0% to 259.8% compared to 73.1% for TAVA.

     - historical growth in net income before non-recurring items applicable to common shareholders over three years ranged from 84.1% to 230.8% compared to net income before non-recurring items applicable to common shareholders declining from $48,000 to a loss of $310,000 for TAVA.

     - projected consensus earnings per share growth for two years ranged from 2.0% to 29.9% compared to 45.5% for TAVA.

     COMPARABLE COMPANIES ANALYSIS A comparable companies analysis was employed by Prudential Securities to establish a range of implied equity values per share of TAVA's common stock. Prudential Securities analyzed publicly available historical and projected financial results, including:

     - current equity value as a multiple of: LTM earnings per share for the twelve months ended December 31, 1998 ("LTM EPS"), projected calendar year 1999 earnings per share ("1999 EPS"), projected calendar year 2000 earnings per share ("2000 EPS") and tangible book value as of December 31, 1998; and

     -     current enterprise value as a multiple of:  LTM revenues and LTM
           EBITDA.

     The Comparable Companies were found to have a range of equity value as a multiple of LTM EPS of 4.2x to 17.7x; a range of equity value as a multiple of 1999 EPS of 3.0x to 25.6x; a range of equity value as a multiple of 2000 EPS of 3.6x to 12.6x; a range of equity value as a multiple of tangible book value of 1.6x to 3.1x; a range of enterprise value as a multiple of LTM Revenues of 0.4x to 1.2x; and a range of enterprise value as a multiple of LTM EBITDA of 0.1x to 6.4x. Applying such multiples to TAVA's LTM EPS, 1999 EPS, 2000 EPS, tangible book value, LTM revenues and LTM EBITDA resulted in an implied range of equity value per share of $1.72 to $8.21 with a mean of $5.18 and a median of $5.28. The Merger Consideration of $8.00 per share of TAVA's common stock falls within the range of implied equity value per share which Prudential Securities believes supports its opinion.

     TECHNOLOGY TRANSACTION PREMIUM ANALYSIS. Prudential Securities examined the premiums paid in 28 completed acquisitions of publicly traded information system and software companies announced between January 1, 1997 and March 26, 1999 having an aggregate value of $100 million to $300 million as compiled by Securities Data Company, Inc. The median premiums paid in these completed transactions based on the target's stock price one day, one week and four weeks prior to the announcement were 22.3%, 33.9% and 38.9%, respectively.
In the proposed Merger, based on the closing prices for a share of TAVA's common stock one day, one week and four weeks prior to April 14, 1999, the offer price of $8.00 per share of TAVA's common stock represents an approximate premium of 33.3%, 100.0%,and 54.2%, respectively.

     The Special Committee engaged Prudential Securities to be its exclusive financial advisor in connection with the proposed Merger and to provide a fairness opinion because it is a nationally recognized investment banking firm engaged in the valuation of businesses and their securities in connection with merger and acquisition transactions, because of its familiarity with TAVA and because it has substantial experience in transactions similar to the Merger. Pursuant to an engagement letter dated November 12, 1998 with Prudential Securities, TAVA paid Prudential Securities a retainer of $100,000 upon signing of the engagement letter and an additional $275,000 upon the delivery of the Prudential Securities opinion. An additional fee of approximately $2,650,000 will be payable upon the consummation of the Merger. In addition, the engagement letter with Prudential Securities provides that TAVA will reimburse Prudential Securities for its out-of-pocket expenses and will indemnify Prudential Securities and certain related persons against certain liabilities, including liabilities under securities laws, arising out of the Merger or its engagement. In the ordinary course of business, Prudential Securities may actively trade shares of TAVA's common stock for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

INTERESTS OF THE EXECUTIVES AND CERTAIN OTHER PERSONS IN THE MERGER

     In considering the recommendation of the Special Committee and the Board with respect to the Merger, shareholders should be aware that all of the Executives, including one Executive who is also a Board member, have interests that may present actual, potential or the appearance of potential conflicts of interest in connection with the Merger. The Special Committee and the Board were aware of these potential or actual conflicts of interest and considered them along with other matters described under "The Merger - Reasons for the Merger."

     EXECUTIVES' AND EMPLOYEES' CONTINUING EQUITY INTEREST IN SURVIVING CORPORATION (TAVA)

           The Executives will retain direct or beneficial equity interests in the Surviving Corporation: (i) 338,691 shares (approximately 1.5%) in the case of Kevin Fallon, and (ii) in the case of all of the Executives, through outstanding vested and unvested employee stock options representing up to an additional approximate 2.5% of the shares outstanding immediately following the Effective Time. The retention of equity is a condition imposed by Real to closing of the Merger. Other employees of TAVA with unvested stock options also will continue to hold their stock options following the Merger. The Executives and employees will have certain limited rights to sell their Surviving Corporation shares to Real Software Holdings. See "Executives' Agreements with Real - Management Agreement - Shareholders Agreement."

     EXECUTIVES' EMPLOYMENT AGREEMENTS WITH THE SURVIVING CORPORATION (TAVA)

           As a condition to the Merger imposed by Real, each Executive must enter into an employment agreement with Surviving Corporation at or prior to closing of the Merger. The existing employment agreement of each of the Executives will terminate at closing of the Merger. See "Executives' Agreements with Real - Employment Agreements." The principal terms of the new employment agreements will be:

           -    three year term;

           - twelve month base salary severance payment if employment terminated by TAVA without cause and by Executive for good reason;

           -    base salary at least equal to existing base salary;

           -    bonus program same as TAVA bonus program prior to Merger;

           - may be issued new stock options to purchase Surviving Corporation shares; and

           - fringe benefit package having no less value than TAVA's existing fringe benefits.

     MANAGEMENT OF THE SURVIVING CORPORATION (TAVA)

           The Executives will continue as executive officers of the Surviving Corporation following the Merger under the terms of the employment agreements referenced above. None of the Executives will serve as directors of the Surviving Corporation following the Merger. Mr. Jenkins' directorship will terminate at closing of the Merger.

     INDEMNIFICATION AND INSURANCE

           Following the Merger, the present and former officers and directors of TAVA will continue to be indemnified by the Surviving Corporation against any claims made against them following the Merger arising out of events occurring on or before the Effective Time, including the Merger. This indemnification shall be to the same extent that TAVA would have been permitted or required to indemnify them prior to the Merger. TAVA also will be required to advance any expenses incurred by a director or officer in connection with a claim to the maximum extent permitted under applicable law. In addition, for a period of six years following the closing of the Merger, the Surviving Corporation will be required to maintain in effect an officers' and directors' liability insurance policy covering those officers and directors currently covered by TAVA's officers and directors insurance policy.

CERTAIN EFFECTS OF THE MERGER

     If the Merger is consummated, Real Acquisition Sub will be merged with and into TAVA, with TAVA continuing as the Surviving Corporation and becoming a subsidiary of Real Software Holdings. Except for Kevin Fallon with respect to 338,691 shares to be retained by him following the Merger, and Mr. Fallon and the other Executives and employees who may acquire TAVA shares post Merger through exercise, as they vest, of employee stock options currently held by them, the current holders of TAVA's common stock will no longer have any interest in and will not be shareholders of TAVA. Such holders, therefore, will not benefit from any future earnings or growth of TAVA or from any increases in the value of TAVA, and will no longer bear the risk of any decreases in value of TAVA. Instead, each shareholder (other than Real and Mr. Fallon and shareholders who dissent and seek fair value of their shares) will have the right to receive $8.00 in cash upon consummation of the Merger for each share of common stock they hold, without interest.

     The benefit of the Merger to the holders of common stock is the payment of a premium, in cash, above the market value for such share prior to the announcement of the Merger. This cash payment assures that all shareholders will receive the same amount for their shares, rather than taking the risks associated with attempting to sell their shares in the open market. The detriment to such holders is their inability to participate as continuing shareholders in the possible future growth of TAVA. If the Merger is consummated, the Executives and other employees who exercise their stock options post Merger, together with Real, will hold the entire equity interest of TAVA and will therefore be the sole beneficiaries of any future earnings or growth of TAVA and any increases in TAVA's value.

     TAVA common stock is currently registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As a result of the Merger, the common stock will be delisted from the Nasdaq National Market and no longer publicly traded and the registration of the common stock under the Exchange Act will be terminated, TAVA will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act, and its officers, directors and beneficial owners of more than 10% of the common stock will be relieved of the reporting requirements and "short-swing" trading provisions under Section 16 of the Exchange Act. Further, TAVA will no longer be subject to periodic reporting requirements of the Exchange Act and will cease filing information with the SEC. Accordingly, less information will be required to be made publicly available after the Merger.

     At the Effective Time, the articles of incorporation and bylaws of Real Acquisition Sub will become the articles of incorporation and bylaws of the Surviving corporation, and the directors of Real Acquisition Sub will become the directors of the Surviving Corporation.

CONDUCT OF THE BUSINESS OF TAVA IF THE MERGER IS NOT CONSUMMATED

     If the Merger is not consummated, the Board expects to retain TAVA's current management team including the Executives. There are no plans in such circumstances to operate the business in a manner substantially different than presently operated.

ACCOUNTING TREATMENT

     The Merger will be accounted for in accordance with the purchase method of accounting under U.S. generally accepted accounting principles.

FINANCING FOR THE MERGER

     Real intends to finance the aggregate Merger Consideration, including amounts payable with respect to outstanding stock options, and to pay its related fees, expenses and transaction costs from a combination of cash on hand and a loan facility of Euro 150 million (approximately $160 million). Prior to entering into the Merger Agreement, Real obtained a commitment for such loan facility, which is subject to agreement on the terms and conditions of a definitive loan agreement. The Merger is not conditioned on Real obtaining financing.

REGULATORY MATTERS

     Articles of Merger must be filed by TAVA with the Secretary of State of Colorado in order to effect the Merger.

     Consummation of the Merger is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and the rules and regulations thereunder, which provide that certain acquisition transactions may not be consummated until certain information has been furnished to the Antitrust Division of the Department of Justice and the Federal Trade Commission and until certain waiting periods have been terminated or have expired. TAVA and Real are, therefore, required to file Notification and Report Forms which were filed with the Antitrust Division and the FTC on June 11, 1999. The waiting period under the HSR Act is expected to expire at 11:59 p.m. on July 11, 1999.


     The expiration or termination of the Hart-Scott-Rodino waiting period does not preclude the Antitrust Division, the FTC or any state from challenging the Merger on antitrust grounds either before or after the waiting period has expired or been terminated. Accordingly, at any time before or after the Effective Time of the Merger, the Antitrust Division, the FTC or any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest, or certain other persons, including private parties, could take action under the antitrust laws. Such action could include seeking to enjoin the Merger. Based on information available to them, TAVA and Real believe the Merger can be effected in compliance with federal and state antitrust laws. There can be no assurance, however, that a challenge to the Merger will not be made or that, if such a challenge is made, TAVA and Real would prevail.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion describes certain federal income tax consequences relevant to the Merger. The discussion is based on the Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations promulgated thereunder, rulings, administrative pronouncements and judicial decisions, changes to which could materially affect the tax consequences described herein and could be made on a retroactive basis.

     The receipt of cash in exchange for shares of TAVA common stock pursuant to the Merger will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state, local and foreign income and other tax laws. The tax consequences of such receipt may vary depending upon, among other things, the particular circumstances of the shareholder. In general, a shareholder will recognize a gain or a loss for federal income tax purposes equal to the difference between the adjusted tax basis of his or her TAVA common stock and the amount of cash received in exchange therefor in the Merger. Such gain or loss generally will be (a) calculated separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) sold or exchanged pursuant to the Merger,
(b) a capital gain or loss if the TAVA common stock is a capital asset in the hands of the shareholder and (c) a long-term gain or loss if the holding period for the TAVA common stock is more than one year at the Effective Time of the Merger.

     The receipt of cash by a shareholder of TAVA pursuant to the Merger may be subject to backup withholding at the rate of 31% unless the shareholder provides a certified taxpayer identification number on Form W-9 and otherwise complies with the backup withholding rules or demonstrates that it is exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the federal income tax liability of the shareholder subject to the withholding.

     The foregoing discussion does not address all aspects of federal income taxation that may be relevant to a shareholder and may not apply to shareholders (a) who acquired their TAVA common stock pursuant to the exercise of employee stock options or other compensation arrangements with TAVA, (b) who are not citizens or residents of the United States, (c) who perfect their dissenters' rights or (d) who are subject to special tax treatment under the Internal Revenue Code (such as dealers in securities, insurance companies, other financial institutions, regulated investment companies, shareholders who hold their shares as part of a hedge, straddle, or conversion transaction, and tax-exempt entities).

     THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. DUE TO THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE EFFECTS OF APPLICABLE STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS OR FEDERAL TAX LAWS OTHER THAN THOSE PERTAINING TO INCOME TAX.

DISSENTERS' RIGHTS

     Under Colorado law, each TAVA shareholder has the right to dissent from the consummation of the Merger and receive payment of the fair value of their common stock ("Dissenters' Rights"). Shareholders wishing to exercise their Dissenters' Rights must carefully comply with the applicable procedures set forth in Article 113 of the Colorado Business Corporations Act ("CBCA") which are summarized below. Shareholders who fail to follow the specific requirements of Article 113 will lose the right to payment of the fair value of their shares and will instead receive the consideration offered as part of the Merger. Annex C to this Proxy Statement contains a complete copy of
Article 113 of the CBCA. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the Merger, excluding any appreciation or depreciation in anticipation of the Merger except to the extent that exclusion would be inequitable. We strongly encourage you to read the attached Annex C for a complete understanding of your rights.

     THE FOLLOWING PARAGRAPHS SUMMARIZE THE PROCEDURES FOR DISSENTING SHAREHOLDERS PRESCRIBED BY ARTICLE 113 OF THE CBCA AND THE FULL TEXT OF
ARTICLE 113 IS INCLUDED AS ANNEX C TO THIS PROXY STATEMENT. WE ENCOURAGE YOU TO READ THIS STATUTE AND/OR CONTACT YOUR LEGAL COUNSEL FOR A MORE COMPLETE UNDERSTANDING OF YOUR RIGHTS AND DUTIES.

     Colorado law provides that each record or beneficial shareholder of TAVA is entitled to dissent from the Merger and demand payment of the fair value of their shares of common stock. A shareholder wishing to exercise Dissenters' Rights must (1) prior to a shareholder vote on the Merger, deliver to TAVA written notice of his or her intent to demand payment for shares when and if the shareholders approve the Merger, and (2) either abstain from voting on or vote against the Merger. A shareholder who votes in favor of the Merger may not exercise Dissenters' Rights. A beneficial shareholder as defined by Section 7-113-101(1) of the CBCA must cause the record shareholder to notify TAVA of his or her intent to dissent and demand payment. A beneficial shareholder should contact his or her record shareholder who owns the beneficial shareholder's shares for instructions on how to dissent.

     Within ten days after the Merger becomes effective, TAVA must deliver a written dissenter's notice (the "Dissenter's Notice") to all shareholders who properly deliver written notice of their intent to demand payment and who also either abstain from voting on or vote against the Merger. In the Dissenter's Notice, TAVA must (1) state that the Merger was authorized, (2) state the effective date of the Merger, (3) include the addresses where TAVA will receive payment demands and the stock certificates, (4) supply a form which the dissenting shareholder may use to demand payment, (5) set the date by which TAVA must receive the payment demand and the stock certificates, which cannot be less than 30 days after the delivery of the Dissenter's Notice, and (6) include a copy of Article 113 of the CBCA.

Furthermore, the Dissenter's Notice may require that all beneficial shareholders of the dissenting shares, if any, certify that they have asserted or will assert their Dissenters' Rights.

     After receiving the Dissenter's Notice a shareholder must demand payment in writing and deposit any stock certificates according to the instructions in the Dissenter's Notice. Any shareholders who fail to demand payment in writing or properly deposit stock certificates will not be entitled to the fair value of their shares. A shareholder's demand for payment and the deposit of any stock certificates is irrevocable except as provided in
Section 7-113-204(3) of the CBCA. Once a shareholder demands payment, and, in the case of certified shares, deposits the certificates with TAVA, he or she may not transfer his or her shares. However, if the Effective Time of the Merger does not occur within 60 days after the date TAVA sets as the day by which a shareholder must demand payment, TAVA must return the deposited shares and lift the transfer restrictions, and send a new Dissenter's Notice to the shareholders.


     Upon the later of the effective date of the Merger, or upon receipt of a demand for payment by a dissenting shareholder, TAVA must pay each dissenting shareholder who properly demands payment and deposits his or her stock certificates the amount TAVA estimates to be the fair value of such shares, plus accrued interest. The payment must be accompanied by (1) TAVA's balance sheet for the fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (2) a statement of TAVA's estimate of the fair value of the shares; (3) an explanation of how the estimate was calculated; (4) a statement of the dissenting shareholder's right to demand payment if he or she rejects TAVA's estimate of the fair value of the shares; and (5) a copy of Article 113 of the CBCA.

     A dissenting shareholder may reject TAVA's valuation of the fair value of the shares if: (1) the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated; (2) TAVA fails to make payment within 60 days after the date set for demanding payment; or (3) TAVA does not return the deposited stock certificates within the time specified by Section 7-113-207 of the CBCA. In order to reject TAVA's estimation of fair value, the shareholder must notify TAVA of his or her rejection in writing within 30 days after TAVA makes or offers to pay each dissenting shareholder. This notification must include either the shareholder's own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of their estimate, less any payment already made by TAVA, or a demand for payment of the fair value of the shares and interest due. In the event a demand for payment remains unresolved, TAVA may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a dissenting shareholder.

                    CERTAIN PROVISIONS OF THE MERGER AGREEMENT

     This section of the proxy statement describes material provisions of the Merger Agreement. The description of the Merger Agreement contained in this proxy statement is qualified in its entirety by reference to the complete text of the Agreement and Plan of Reorganization and the Plan and Agreement of Merger (collectively referred to herein as the "Merger Agreement"), copies of which are attached as Annex A and Annex B, respectively, to this proxy statement and are incorporated herein by reference. You are urged to review the Merger Agreement carefully and in its entirety.

EFFECTIVE TIME

     Subject to the provisions of the Merger Agreement, within one business day following the day the Merger closes, which will be the third business day following the satisfaction (or waiver) of all the conditions set forth in the Merger Agreement, unless another time or date is agreed to by the parties, articles of merger (the "Articles of Merger") will be filed by the parties in accordance with the CBCA with the Secretary of State of the State of Colorado. The Merger will become effective upon the filing of the Articles of Merger. The term "Effective Time" means the date and time when the Merger becomes effective.

THE MERGER; MERGER CONSIDERATION

     The Merger Agreement provides that, subject to the adoption of the Merger Agreement by the TAVA shareholders, approval by certain regulatory authorities, and satisfaction of certain other conditions, Real Acquisition Sub, a wholly-owned subsidiary of Real Software Holdings, will be merged with and into TAVA, at which time the separate corporate existence of Real Acquisition Sub will cease and TAVA will continue as the Surviving Corporation. Immediately following consummation of the Merger, TAVA, as the Surviving Corporation, will be a subsidiary of Real Software Holdings with approximately 98.5% of its common stock owned by Real Software Holdings and the remaining approximately 1.5% owned by Kevin Fallon, one of the Executives.

     At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of any shareholder:

     - all shares of TAVA common stock owned by Real Software Holdings, if any, shall be automatically cancelled and retired at the Effective Time and will cease to exist. No consideration will be delivered in exchange for these shares, which will no longer be outstanding, will automatically be cancelled and retired, and will cease to exist;

     - 338,691 TAVA shares held by Kevin Fallon will continue to remain outstanding following the Merger;

     - all other issued and outstanding shares of TAVA common stock will be converted into the right to receive $8.00 in cash, without interest (except for shares as to which dissenters' rights are perfected by a dissenting shareholder). Each holder of TAVA common stock, other than Kevin Fallon, will cease to have any rights with respect to those shares, except the right to receive the Merger Consideration in accordance with the terms of the Merger Agreement;

     - each share of Real Acquisition Sub issued and outstanding immediately prior to the Effective Time of the Merger will be converted into one fully paid and nonassessable common share of the Surviving Corporation; and

     - dissenting shareholders will not be entitled to any portion of the Merger Consideration or other distributions unless the dissenting shareholder fails to perfect or otherwise withdraws or loses his or her dissenters' rights under Colorado law. Shares of TAVA common stock as to which dissenters' rights have been exercised will be treated in accordance with Article 113 of the CBCA. Shareholders who perfect their dissenters' rights are entitled to the fair value of their shares. See "The Merger - Dissenters' Rights." If any person, who otherwise would be deemed a dissenting shareholder, fails to properly perfect or effectively loses the right to dissent with respect to any TAVA shares, those shares will be treated as though they had been converted as of the Effective Time into the right to receive $8.00 in cash, without interest.

PAYMENT OF MERGER CONSIDERATION

     Prior to the Effective Time, on or before the closing date of the Merger, Real Holdings will select a reputable bank or trust company to serve as the exchange agent (the "Exchange Agent") under the Merger Agreement. Within three business days after the date on which all conditions to Real's obligation to close the Merger have been satisfied, Real Software Holdings will deposit with the Exchange Agent, cash in the amount equal to the aggregate Merger Consideration for the benefit of holders of shares of TAVA common stock.

     Promptly after the Effective Time, the Exchange Agent will mail to each non-dissenting holder of record of shares of common stock a letter of transmittal and instructions for use in surrendering certificates in exchange for the Merger Consideration. No shareholder should surrender any certificates until the shareholder receives the letter of transmittal and other materials for such surrender. Upon surrender of a certificate for cancellation to the Exchange Agent, together with a letter of transmittal, duly executed, and such other customary documents as may be required pursuant to the instructions, the holder of such certificate will be entitled to receive in exchange therefor the Merger Consideration into which the number of shares of TAVA common stock previously represented by such certificate(s) shall have been converted without any interest thereon. The certificates so surrendered will be canceled.

     If payment of the Merger Consideration is to be made to a person other than the person in whose name the certificate surrendered is registered, it will be a condition of payment that the certificate so surrendered will be properly endorsed or otherwise be in proper form for transfer and that the person requesting such payment pay any transfer or other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder thereof or establish to the satisfaction of Real Software Holdings that such tax has been paid or is not applicable.

TREATMENT OF STOCK PLANS

     EMPLOYEE STOCK PURCHASE PLAN. The TAVA Employee Stock Purchase Plan ("ESPP") will be terminated at the Effective Time. At that Time, TAVA shares owned by the ESPP will be converted into the right to receive the $8.00 in cash per share, without interest. The rights of ESPP participants regarding any open offering period under the ESPP immediately prior to the Effective Time will be determined by treating the business day immediately preceding the Effective Time as the last day of the offering period and making such other pro rata adjustments as may be necessary to reflect the reduced offering period and as are permitted by Section 423 of the Code, but otherwise treating the reduced offering period as a complete offering period for purposes of the ESPP.

     STOCK OPTIONS.  The Merger Agreement provides that:

     - all options outstanding under the TAVA 1997 Stock Option and Bonus Plan (the "1997 Plan") and 1992 Incentive Stock Option Plans (the "1992 Plan") that are or will be vested and exercisable as of the Effective Time, except for certain options held by Executives (see "Executives' Agreements with Real," below), will be terminated as of the Effective Time. In effect, any vested and exercisable 1997 Plan and 1992 Plan options will expire and be cancelled unless exercised prior to the Effective Time (or within a 'grace period' expiring 30 days after the initial exercise date of any option first becoming exercisable within 30 days prior to the Effective Time);

     - all options outstanding under the 1997 Plan which are not yet vested or exercisable as of the Effective Time, other than certain options held by Executives, will remain in effect in accordance with their terms;

     - following the Merger, the Surviving Corporation will continue to maintain the 1997 Plan and the TAVA 1992 Incentive Stock Option Plan and all options outstanding thereunder surviving the Merger, and will establish a new stock option plan for the benefit of its employees, including the Executives;

     - incentive stock options under the 1997 Plan held by Douglas H. Kelsall will remain exercisable in accordance with their terms. All other options held by the Executives not exercised prior to the Effective Time will terminate immediately prior to the Effective Time, and Surviving Corporation will issue options under the new stock option plan to the Executives in the number, at the exercise price and on the terms of the options surrendered by them prior to the Effective Time; and

     - all options outstanding under the 1998 Non-Employee Directors Stock Option Plan (all of which currently are vested and exercisable) will terminate on the day immediately preceding the Effective Time, provided that the holders of those options will have 30 days' prior notice of such termination date, and the opportunity to exercise the options during such 30-day period.

REPRESENTATIONS AND WARRANTIES

     The Merger Agreement contains certain representations, warranties and agreements of TAVA and Real, including representations and warranties regarding their respective due organization, good standing, authority to execute, consummate and perform the Merger Agreement. TAVA has made certain additional representations and warranties relating to:

     -     capitalization;

     -     organization, good standing and ownership of its subsidiaries;

     -     execution, delivery and performance of the Merger Agreement;

     -     required consents and approvals for the Merger;

     - filing of reports with regulators, accuracy of SEC reports and accuracy of the consolidated financial statements included therein;

     -     absence of undisclosed liabilities;

     - absence of undisclosed material adverse changes since December 31, 1998;

     -     absence of undisclosed contracts or defaults;

     - absence of undisclosed pending or threatened legal actions or investigations;

     -     taxes, benefit plans and ERISA;

     -     finder's fee;

     -     compliance with law, including environmental;

     -     absence of adverse regulatory actions and environmental liabilities;

     -     material contracts;

     -     licenses to intellectual property and absence of infringement;

     -     Year 2000 compliance;

     -     insurance;

     -     information for proxy statement;

     -     fairness opinion of Prudential Securities; and

     -     matters relating to the Investment Company Act of 1940, as amended.

     Real, Real Software Holdings and Real Acquisition Sub have also made representations and warranties relating to consents and approvals, finder's fee and information for this proxy statement.

AGREEMENTS AND OBLIGATIONS OF THE PARTIES PENDING THE EFFECTIVE TIME

     Real, Real Software Holdings and TAVA have agreed that they will:

     -     file such documents as are required under the HSR Act;

     - cooperate in the preparation and prompt filing of this proxy statement with the SEC; and

     - notify the other party in writing of (i) any event which would render any representation or warranty of that party contained in the Merger Agreement to be materially untrue or inaccurate, (ii) any material adverse effect on such party, and (iii) any breach by such party of any covenant or agreement in the Merger Agreement.

     TAVA has agreed that, prior to the Effective Time, except with the prior consent of Real Software Holdings, it will:

     - carry on its business in the ordinary manner so as to maintain the goodwill and to the extent consistent with such operations, use all reasonable efforts to preserve its present business organization, keep available its officers and employees, preserve its relationships with customers, suppliers and others having business dealings with it, and not deviate from its pricing practices;

     -     maintain its property and assets in customary repair;

     - maintain its books of account and records in accordance with generally accepted accounting principles;

     -     comply in all material respects with applicable law;

     - take all commercially reasonable steps as may be necessary to ensure that the representations and warranties made by it in the Merger Agreement are accurate at the Effective Time, and that it performs all covenants made by it thereunder and satisfies the other obligations imposed on it thereunder;

     -     permit Real Software Holdings to inspect its books and records;

     -     not allow its intellectual property to enter public domain;

     - not enter into any long-term employment contracts or otherwise increase the compensation of employees;

     -     not take any action which would delay closing of the Merger;

     -     not enter into loan agreements;

     - not enter into capital commitments exceeding $250,000 in the aggregate;

     -     not sell or pledge any of its assets other than in ordinary course;

     -     not amend its charter documents;

     - not issue any shares of its capital stock (except as permitted in the Merger Agreement);

     -     not pay any dividends;

     -     notify Real Software Holdings of material developments;

     - call a special meeting of shareholders for purpose of considering and voting on the Merger; and

     -     not enter into any collective bargaining agreements.

     Real and Real Software Holdings have agreed that, prior to the Effective Time, they will:

     - not take any action which would materially affect the ability of Real Software Holdings to close the Merger;

     - take all commercially reasonable steps to be sure that they remain in compliance with the Merger Agreement; and

     - within three business days after the date on which their conditions to closing the Merger are met, deliver the Merger Consideration to the Exchange Agent.

ACQUISITION PROPOSALS

     The Merger Agreement provides that, at no time prior to the Effective Time, may TAVA directly or indirectly authorize or permit any of its agents to:

     - solicit, initiate, knowingly encourage or take any other action to facilitate any inquiry or the making of any TAVA Transaction Proposal or agree to endorse any TAVA Transaction Proposal; or

     - propose, enter into or participate in any discussions or negotiations regarding any TAVA Transaction Proposal, or furnish to another person any information with respect to its business, properties or assets or any of the foregoing, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, an effort or attempt by any other person to do or seek any of the foregoing, unless the TAVA Board concludes in good faith following consultation with its outside counsel that such action is reasonably necessary in order for the Board to comply with its fiduciary duties to TAVA's shareholders, and such third party has executed a confidentiality agreement in reasonably customary form. If the Board receives a TAVA Transaction Proposal, then TAVA shall within 12 hours after receipt of such proposal inform Real Software Holdings of the terms and conditions of such proposal and the identity of the person making it and shall keep Real Software Holdings informed of the status and any changes in terms of any such TAVA Transaction Proposal and of the steps it is taking in response to such TAVA Transaction Proposal. Neither TAVA nor its Board will be prohibited from making such disclosure to TAVA's shareholders or take any action which, in the good judgment of the Board based on advice of its counsel, is required under applicable law, including Rules14d-9 and 14e-2 promulgated under the Exchange Act.

     For purposes of the Merger Agreement, "TAVA Transaction Proposal" means any proposal which constitutes, or may reasonably be expected to lead to, any acquisition or purchase of a substantial amount of assets of, or any equity interest in, TAVA or any merger, consolidation, business combination, sale of substantially all assets, sale of securities, recapitalization, liquidation, dissolution or similar transaction involving TAVA (other than the transactions contemplated by the Merger Agreement) or any other material corporate transactions, the consummation of which would, or could reasonably be expected to, impede, interfere with, prevent or materially delay the Merger.

TERMINATION

     The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time by the mutual written consent of TAVA and Real Software Holdings or by either TAVA or Real Software Holdings if:

     - there has been a breach of representations, warranties, covenants or agreements set forth in the Merger Agreement on the part of the other party which is not cured within 15 days following written notice to the party committing the breach, or which by its nature cannot be cured;

     - there has been a material adverse change with respect to the other party since December 31, 1998, and such party is unable to improve the change within 15 days following written notice to such party so that it no longer constitutes a material adverse change;

     - before the Effective Time, TAVA's board of directors withdraws, withholds or modifies in a manner adverse to Real Software Holdings its approval of the Merger Agreement or the Merger because of TAVA's acceptance of a Superior TAVA Transaction Proposal;

     - (i) a statute, rule, regulation or executive order has been enacted, entered or promulgated after the date of the Merger Agreement prohibiting the consummation of the Merger substantially on the terms contemplated in the Merger Agreement or (ii) an order, decree, ruling or injunction has been entered by a court of competent jurisdiction after the date of the Merger Agreement permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger substantially on the terms contemplated in the Merger Agreement and the order, decree, ruling or injunction becomes final and non-appealable; provided, that the party seeking to terminate the Merger Agreement has used its reasonable best efforts to remove such injunction, order, decree, ruling or injunction;

     - all conditions to consummation of the Merger have not been satisfied or waived by September 30, 1999, other than as a result of a breach of the Merger Agreement by the terminating party; or

     -     the required TAVA shareholder approval is not obtained.

CONDITIONS TO THE MERGER

     TAVA. The obligations of TAVA to effect the Merger are subject to the satisfaction of the following conditions or the waiver thereof by TAVA before the Effective Time:

     - the representations and warranties of Real, Real Software Holdings and Real Acquisition Sub in the Merger Agreement being true and correct as of the Effective Time as though made on or as of the Effective Time, except where the failure to be true and correct would not have a material adverse effect on Real, Real Holdings or Real Acquisition Sub;

     - Real and Real Holdings having performed and complied, in all material respects, with all of their covenants set forth in the Merger Agreement;

     - the Merger Agreement and the Merger having been approved by the holders of a majority of the outstanding shares of TAVA common stock; and

     - all waiting periods required by the HSR Act having expired with respect to the Merger or early termination of the waiting periods have been obtained without governmental request or order requiring, among other things, the sale or other disposition of assets or businesses of Real or TAVA.

     REAL SOFTWARE HOLDINGS. The obligations of Real Software Holdings to effect the Merger are subject to the satisfaction of the following conditions or the waiver thereof by Real Software Holdings before the Effective Time:

     - the representations and warranties of TAVA in the Merger Agreement being true and correct as of the Effective Time as though made on or as of the Effective Time, except where the failure to be true and correct would not have a material adverse effect on TAVA;

     - TAVA having performed and complied, in all material respects, with all of its covenants set forth in the Merger Agreement;

     - the Merger Agreement and the Merger having been approved by the holders of a majority of the outstanding shares of TAVA's common stock;

     - all waiting periods required by the HSR Act having expired with respect to the Merger or early termination of the waiting periods has been obtained without governmental request or order requiring, among other things, the sale or other disposition of assets or businesses of Real or TAVA;

     - the holders of any material indebtedness of TAVA or other parties to any material agreements to which TAVA is a party having consented to the Merger, if required;

     - each of the Executives has entered into an employment agreement with TAVA, in form and substance satisfactory to Real Holdings; and

     - no litigation being pending against TAVA other than as set forth in the litigation schedule to the Merger Agreement, and no statute, rule, order or injunction having been enacted, entered or enforced by any court or governmental authority preventing completion of the Merger.

FEES AND EXPENSES

     Whether or not the Merger is consummated and, except as otherwise provided in the following paragraph, all fees and expenses incurred in connection with the Merger will be paid by the party incurring such costs and expenses.

     In addition, TAVA will pay Real Software Holdings a termination or "break-up" fee equal to $5.8 million if:

     - the Merger Agreement is terminated by Real Software Holdings or TAVA before the Effective Time because TAVA's Board has withdrawn, withheld or modified in a manner adverse to Real Software Holdings its approval of the Merger Agreement and the Merger, because of the acceptance of a Superior TAVA Transaction Proposal (as defined below); or

     - with certain exceptions contained in the Merger Agreement, TAVA enters into an agreement providing for Another TAVA Transaction (as defined below) or Another TAVA Transaction is closed (in each case) with any third party which, after April 20, 1999 and before termination of the Merger Agreement, has informed TAVA of a TAVA Transaction Proposal, in either case within 12 months after termination of the Merger Agreement.

     For purposes of the Merger Agreement, (a) the term "Superior TAVA Transaction Proposal" means a BONA FIDE TAVA Transaction Proposal that the Board determines in good faith after consultation with (and based in part on the advice of) its independent financial advisors believes to be more favorable to TAVA and its shareholders than the Merger, is reasonably capable of being financed and is not subject to any material contingencies relating to financing; and (b) the term "Another TAVA Transaction" means any transaction pursuant to which (i) any person, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act (each, a "Third Party") acquires 50% or more of the outstanding TAVA common stock,
(ii) a Third Party acquires 25% or more of the total assets of TAVA taken as a whole, (iii) a Third Party merges, consolidates or combines in any other way with TAVA other than in a transaction in which holders of TAVA common stock continue to own at least 75% of the equity of the surviving corporation, or (iv) TAVA distributes or transfers to its stockholders, by dividend or otherwise, assets constituting 25% or more of the market value of earning power of TAVA on a consolidated basis.

                        EXECUTIVES' AGREEMENTS WITH REAL

     As discussed elsewhere in this proxy statement, a condition to Real's consummation of the Merger is continuity of TAVA's key management with the Surviving Corporation following the Merger. As a result, the Executives and Real have, or will enter into prior to closing, three separate agreements. The Executives retained separate counsel in respect of these negotiations.

     The three agreements are:

     -     Management Voting and Exchange Agreement (the "Management
           Agreement");

     -     Shareholders Agreement; and

     -     Employment Agreement.

     The paragraphs below describe the principal provisions of each of the three agreements. Form copies of the Management Agreement and the Shareholders Agreement are attached to this proxy statement as Annexes D and E, respectively. We encourage you to read these agreements for a more complete understanding of their terms and conditions.

     If the Merger is consummated, TAVA will be the Surviving Corporation in the Merger with Real Acquisition Sub. Therefore, for purposes of these descriptions, the Surviving Corporation is substituted for Real Acquisition Sub as a party to the respective agreements since the Surviving Corporation will succeed to the rights and obligations of Real Acquisition Sub under the two agreements following the Merger.

MANAGEMENT AGREEMENTS

     Effective April 20, 1999, Real Acquisition Sub entered into a Management Agreement with each of the Executives. The Management Agreement commits the Executives, pursuant to a requirement of Real and as a condition of Real to the Merger, to maintain a "stake" in the Surviving Corporation. Pursuant to the Management Agreement, each of the Executives will retain (rather than exchange for cash in the Merger in the case of shares and vested options) a portion of the TAVA securities he now owns, representing the following ownership interests in the Surviving Corporation:

                                                                                              PERCENTAGE OF OWNERSHIP IN THE
                                                                                                  SURVIVING CORPORATION
                                                                                             ---------------------------------
                                                                                                                ASSUMING
                                                                                                 ASSUMING       EXERCISE
                                                                          STOCK OPTIONS          EXERCISE    OF ALL VESTED
                       SHARES                             SHARES           OWNED AFTER        OF ALL VESTED   AND UNVESTED
                       OWNED         STOCK OPTIONS        OWNED        MERGER (EXERCISABLE     OPTIONS HELD   OPTIONS HELD
                      PRIOR TO        OWNED PRIOR         AFTER         AT PRICES RANGING         BY THE         BY THE
   EXECUTIVE           MERGER          TO MERGER          MERGER      FROM $ 2.13 TO $5.81)    EXECUTIVE(2)   EXECUTIVE(2)
   ---------           ------     --------------------    ------      ---------------------    ------------   ------------
                                   Vested(1)  Unvested                 Vested(1)  Unvested
                                  ----------  --------                ----------  ---------
John Jenkins........    292,400     492,750    150,000          0       436,260    150,000          1.2%           1.4%

Kevin Fallon........  1,396,240     170,230    100,000    338,691(3)    170,230    100,000          1.9% (3)       2.0%(3)

Douglas H. Kelsall..     52,600     280,000          0          0       202,721          0          0.4%           0.4%

Larry B. Hagewood...          0     170,000          0          0        91,173          0          0.2%           0.2%
                      ---------   ---------    -------    -------       -------    -------          ----           ----

     Total..........  1,741,240   1,112,980    250,000    338,691       900,384    250,000          3.7%           4.0%
                      ---------   ---------    -------    -------       -------    -------          ----           ----
                      ---------   ---------    -------    -------       -------    -------          ----           ----


---------------
(1)  "Vested" options include those exercisable within 60 days of the Record
     Date.
(2) Assumes all other outstanding options and warrants exercisable at the Effective Time at prices below $8.00 are exercised and that all options are exercised on a "cashless" basis.

(3) Includes Mr. Fallon's retained ownership in 338,691 shares (representing approximately 1.5% of the shares of Surviving Corporation outstanding immediately following the Merger).

     The stock options in the Surviving Corporation will contain the same terms as the stock options currently held in TAVA in respect of vesting schedules, exercise prices, expiration dates and other terms, except that the Surviving Corporation stock, and stock issuable on exercise of the Surviving Corporation options, will be "restricted securities," as defined in the Securities Act of 1933, as amended.

     For a 60-day period beginning 22 months from the Effective Time, each Executive will be entitled to obtain a loan from the Surviving Corporation in connection with his exercise of stock options. The loan will cover the exercise price of the option and the withholding tax obligation, if any, due in connection with the exercise. The note evidencing the loan will (i) be full recourse, (ii) be secured by the shares issuable on exercise of the option, (iii) bear interest at the Surviving Corporation's borrowing rate to general unsecured creditors, and (iv) mature five years from issuance, subject to earlier pro rata payment on sale by each Executive of the Surviving Corporation shares. Each Executive and the Surviving Corporation will coordinate certain tax filings to be made upon exercise of options.

     Each Executive has agreed to vote his TAVA shares in the Merger in accordance with the recommendation of the TAVA Board, and, except for actions permitted under the Merger Agreement, not to solicit or encourage any prospective acquiror or the submission of offers for acquisition of TAVA that may constitute a TAVA Transaction Proposal. Each Executive has agreed not to transfer any TAVA shares prior to the Merger or to take any action that would interfere with the Merger.

     Surviving Corporation has agreed that, subsequent to the Merger, the Executives will have a preemptive right to purchase securities sold by the Surviving Corporation if such securities are offered for sale for cash at less than fair value.

SHAREHOLDERS AGREEMENT

     Pursuant to the terms of a Shareholders Agreement, to be entered into at the Effective Time by each of the Executives, each Executive will have the option to sell his Surviving Corporation shares to Real Software Holdings after 36 months following the Effective Time (the "Beginning Purchase Date"). In addition, each Executive may elect to sell his shares to Real Software Holdings prior to the Beginning Purchase Date if such Executive ceases to be employed by the Surviving Corporation during such period. Purchases will occur under this circumstance after six months from the Effective Time and prior to the Beginning Purchase Date. After the Beginning Purchase Date, the purchase price will be the fair market value of the shares. For voluntary terminations, the purchase price will be 50% of the Merger Consideration; for voluntary terminations after 12 months and before 24 months, the purchase price will be 50% of the fair market value of the shares; and for voluntary terminations after 24 months and before 36 months, the purchase price will be 75% of the fair market value. In the event of death or disability, involuntary termination other than for "cause," or if an Executive terminates employment within 36 months in connection with a "major corporate change," the purchase price will be 100% of the Merger Consideration if within the first 12 months following the Merger and fair market value thereafter. "Major corporate change" is defined to include (i) a fundamental change in the type of business conducted by the Surviving Corporation, (ii) the incurrence of substantial debt by the Surviving Corporation that materially adversely affects its ability to accomplish its business strategy, (iii) the sale by the Surviving Corporation of a material amount of assets, or (iv) termination or replacement of a majority of the Executives as a result of merger or acquisition, or terminations other than for "cause," in each case that is not initiated by, and is undesirable in the opinion of a majority of, the Executives.

     The Shareholders Agreement also provides the employees (other than Executives) with the option to sell their shares of the Surviving Corporation (purchased upon option exercise) to Real Software Holdings after six months following the Merger for fair market value.

     All sale rights will terminate prior to an initial public offering by the Surviving Corporation. Fair market value will be determined based on a formula and an annual valuation of the Surviving Corporation.

     Under the Shareholders Agreement, Real Software Holdings will be granted a right of first refusal in respect of the transfer of any shares of the Surviving Corporation by any shareholder, which right will terminate on a public offering by the Surviving Corporation.

     All monetary obligations of Real Software Holdings under the Shareholders Agreement will be guaranteed by Real.

     Executives will be granted certain piggyback registration rights for their shares of the Surviving Corporation in the event of a public offering. The expenses of the registration will be paid by the Surviving Corporation.

     Employees of TAVA, other than the Executives, who have options continuing after the Merger will have the right to sell to the Surviving Corporation any shares acquired by them upon exercise of the options, beginning six months after the Merger, at fair market value.

EMPLOYMENT AGREEMENTS

     A condition imposed by Real Software NV to closing of the Merger is that each Executive enter into an employment agreement with the Surviving Corporation. The employment agreement will be on terms no less favorable than such Executive's current employment agreement with TAVA, and will contain certain other terms, including:

     -     three year term;

     - twelve month base salary severance payment if employment terminated by TAVA without cause and by Executive for good reason;

     -     base salary at least equal to existing base salary;

     -     bonus program same as TAVA bonus program prior to Merger;

     - possible issuance of new stock options to purchase Surviving Corporation shares or Real Software holdings shares; and

     - fringe benefit package no less value than TAVA's existing fringe benefits.

     The following paragraphs set forth the principal terms of the existing employment agreement of each Executive.

     JOHN JENKINS. Mr. Jenkins has a three-year employment agreement with TAVA, expiring December 31, 2001, and providing for a minimum annual base salary of $241,000. Under the agreement, Mr. Jenkins participates in TAVA's designated bonus program, which currently provides the opportunity for Mr. Jenkins to earn an annual cash bonus equal to 50% of his base salary. The agreement also grants Mr. Jenkins incentive stock options expiring in December 2008 to acquire a total of 150,000 shares of common stock. The options become exercisable as follows: 50,000 on December 21, 1999; 50,000 on December 21, 2000, and 50,000 on December 21, 2001. TAVA must also pay the premium on a term life insurance policy with a death benefit of $500,000 for which Mr. Jenkins names the beneficiary. In the event TAVA terminates the agreement, other than for cause, and other than within one year following a change in control of TAVA, Mr. Jenkins will receive: (i) continuation of base salary payments for 12 months, (ii) full and immediate vesting and exercisability of all stock options which would otherwise become exercisable within 12 months; and (iii) payment of any accrued bonus, regardless of whether the scheduled payment date falls before or after the date of termination.

     If TAVA terminates the agreement, other than for "cause," within one year following a change in control of TAVA, Mr. Jenkins will receive (i) continuation of base salary payments for 24 months; (ii) full and immediate vesting and exercisability of all stock options granted pursuant to his employment agreement, and (iii) payment of any accrued bonus, regardless of whether the scheduled payment date falls before or after the date of termination.

     KEVIN FALLON. Mr. Fallon has a two-year employment agreement with TAVA, expiring in December, 1998, which was renewed and is renewable automatically for one year periods unless written notice is provided by either party, and providing for a minimum annual salary in the amount of $188,000 and a bonus of not less than $15,000 during the current contract year. If the agreement is not renewed, Mr. Fallon shall receive nine months' base salary payments. The agreement also granted Mr. Fallon stock options expiring in February 2007 to purchase 200,000 shares of common stock at $2.25 per share. The options are all exercisable. TAVA must also pay the premium on a term life insurance policy with a death benefit of at least $250,000 for which Mr. Fallon names the beneficiary.

     If TAVA terminates Mr. Fallon's employment, other than for cause, TAVA must pay Mr. Fallon his base salary for a period of 12 months, which period is extended to 18 months if such termination occurs within six months following a change in control.

     DOUGLAS H. KELSALL. Mr. Kelsall has a two-year employment agreement with TAVA, expiring in June, 1999, automatically renewable on each anniversary for one year periods unless written notice of non-renewal is given by either party. The agreement provides for a minimum annual salary of $168,000 during the current contract year, and a bonus of not less than $15,000 per year. If the agreement is not renewed, Mr. Kelsall shall receive six months' base salary payments. The agreement also grants Mr. Kelsall options expiring in May 2007 to purchase 300,000 shares of common stock. The options become exercisable as follows: July 1997, 100,000 at an exercise price of $1.42 per share; July 1998, 100,000 at an exercise price of $2.13 per share, and July 2000, 100,000 at an exercise price of $2.49 per share.

     Upon a change in control, all unexercised stock options immediately vest and become exercisable. Following a change of control, if Mr. Kelsall terminates the agreement within 90 days or if it is terminated by TAVA within 12 months, TAVA must pay Mr. Kelsall his base salary for a period of 24 months following termination.

     LARRY B. HAGEWOOD. Larry B. Hagewood has a two-year employment agreement expiring in July 1999, but will be automatically renewed on each anniversary for one year periods unless written notice of non-renewal is given by either party, providing for a minimum annual salary in the amount of $160,000. The agreement also grants Mr. Hagewood options expiring July 2007 to purchase 225,000 shares of common stock. The options will become exercisable as follows: July 1997, 75,000 at an exercise price of $2.09 per share; July 1998, 75,000 at an exercise price of $3.14 per share; and July 2000, 75,000 at an exercise price of $3.66 per share. If the agreement is not renewed at the end of any term, TAVA must pay Mr. Hagewood six months' salary.

     Upon a change in control, all unexercised stock options immediately vest and become exercisable. Following a change of control, if the agreement is terminated by Mr. Hagewood within 90 days or by TAVA within one year, TAVA must pay Mr. Hagewood his base salary for a period of 12 months following termination.

                               CERTAIN LITIGATION

     On approximately April 22, 1999, a purported class action lawsuit was filed in state District Court, Arapahoe County, Colorado by plaintiff Thaddeus Szymczak, against TAVA, Real and each director of TAVA. The suit alleges that the TAVA directors breached fiduciary duties owed to TAVA and its shareholders in the process of entering into the Merger Agreement. The suit further alleges that Real aided and abetted the claimed breaches. The plaintiff is requesting injunctive relief, unspecified damages, and/or a rescission of the contemplated transaction.

     On approximately May 14, 1999, a purported class action lawsuit was filed in state District Court, Arapahoe County, Colorado by plaintiff John Nicewonger, against TAVA, Real and each director of TAVA. The suit alleges that the TAVA directors breached fiduciary duties owed to TAVA and its shareholders in the process of entering into the Merger Agreement. The suit further alleges that Real aided and abetted the claimed breaches. The plaintiff is requesting injunctive relief, unspecified damages, and/or a rescission of the contemplated transaction.

     On June 11, 1999, TAVA and the plaintiffs in the two lawsuits entered into a memorandum of understanding ("MOU") setting forth an agreement in principle regarding a settlement of the two lawsuits. The principal terms are as follows:

     - The parties will file a motion to consolidate the two lawsuits into a single action;


     - The Special Committee will require Prudential Securities to confirm in writing that it considered TAVA's projected March 31, 1999 third quarter results in giving its fairness opinion and that the results for that quarter as subsequently reported in TAVA's quarterly report on Form10-Q for the quarter ended March 31, 1999 would not have caused Prudential Securities to alter its conclusion;


     - This proxy statement would be amended to reference the requirement that the Special Committee obtain such letter from Prudential Securities;


     - The identity of legal counsel to the Special Committee and a description of that counsel's relationship with TAVA be included in this proxy statement;


     - Any application to the court for an award of attorneys' fees will not exceed $300,000, plus reasonable expenses, in the aggregate. The defendants will not oppose such application and will pay to plaintiffs' counsel any amounts awarded by the court within such parameters;


     - The parties will attempt in good faith to agree upon and to execute an appropriate stipulation of settlement and such other documentation as may be required in order to obtain court approval of the settlement of the lawsuits under the terms of MOU; and


     - The stipulation of settlement will provide that (1) all defendants have denied and will continue to deny that they have committed or aided or abetted the commission of any violation of law and that they are entering into the stipulation solely because the proposed settlement would eliminate the burden, expense, and risk of further litigation, and (2) an uncontested release of all claims of the class against the defendants.


     The Special Committee has requested and has received from Prudential Securities the letter referenced above relating to TAVA's third quarter results. Additionally, the identity of legal counsel of the Special Committee and its relationship with TAVA has been included under the section entitled "The Merger - Background of the Merger" on page 19 of this proxy statement.


     Consummation of the settlement is conditioned upon closing of the Merger and is further subject to the execution of a mutually agreeable stipulation of settlement, final court approval of the settlement, and dismissal of the lawsuits with prejudice, with each party to bear its own costs in respect thereto. TAVA will seek coverage from its insurance carrier for any amounts payable by the directors in connection with the settlement. If the settlement were not finalized, TAVA and its directors would vigorously defend the suits. Real has advised TAVA that, in this event, it would also vigorously defend the suits.

                             PARTIES TO THE MERGER

TAVA

     TAVA Technologies, Inc., a Colorado corporation formed in 1974, is an industrial information technology company providing consulting and system integration services to industrial markets. TAVA designs, configures and installs software based information and control systems that provide automatic control and optimization of discrete and continuous manufacturing processes while acquiring, storing and converting real time process data for use by operators and enterprise management information systems. TAVA's products and services provide its clients greater operating efficiencies and the ability to optimize the performance of information based businesses. As an independent system integrator, TAVA's client specific solutions may include hardware and software components from a wide variety of suppliers as well as TAVA proprietary products and custom software. TAVA's professional staff includes system engineers, software developers, system analysts and technicians.

     Commencing in late June 1997, TAVA launched a major business initiative to address Year 2000 compliance problems in process control, factory automation and facility management systems. TAVA determined that addressing the Year 2000 issue in these systems was a logical extension of its current business and it developed a proprietary package of products and services, Plant Y2kOneTM, as the foundation of its approach. Year 2000 products and services provided approximately 74% of TAVA's revenue for the nine months ended March 31, 1999. As the year 2000 approaches, that work needs to be replaced. As a result, management initiated development of a plan to enhance and grow TAVA's business post-year 2000 by developing a combined product/service offering of integrated enterprise solutions to manufacturing industries, which would require adding significant skills in enterprise resource planning ("ERP") and supply chain management ("SCM") package implementation.

     For additional information concerning TAVA, see "Where You Can Find More Information" and "Available Information."

REAL SOFTWARE NV

     Real Software NV, a Belgium corporation, is the parent of a software products and services group offering a comprehensive range of software services. These services range from the development and implementation of its own products, to customized projects, outsourcing and consulting relating to third-party products. Real markets technology solutions and holds majority interests in IT companies in countries such as The Netherlands, France, Luxembourg, Germany, the United Kingdom, the United States of America and the Asia-Pacific region.

REAL SOFTWARE HOLDINGS

     Real Software Holdings, a Delaware corporation, is wholly owned by Real Software NV and was formed in April 1999 for the purpose of acquiring TAVA and possibly other similar companies.


REAL ACQUISITION SUB

     Real Acquisition Sub, a Colorado corporation, is wholly owned by Real Software Holdings and was formed in April 1999 to be merged with and into TAVA.

                         MARKET PRICES OF COMMON STOCK

     TAVA's common stock is traded on the Nasdaq National Market under the symbol "TAVA." On June 11, 1999, the high and low sales prices of TAVA's common stock were $7.44 and $7.38, respectively. On April 20, the last trading day before the public announcement of the Merger Agreement, the high and low sales prices of TAVA's common stock were $6.13 and $5.69, respectively. Shareholders are urged to obtain a current market quotation for TAVA's common stock.


     The following tables sets forth, for the fiscal quarters indicated, the high and low closing prices per share of TAVA common stock on the Nasdaq National Market:


                                                           High      Low
                                                           ----      ---
     Year ended June 30, 1999
          Fourth quarter (through June 11, 1999).......   $ 7.47    $4.09
          Third quarter................................     8.75     4.88
          Second quarter...............................     8.00     2.75
          First quarter................................    10.63     3.78
     Year ended June 30, 1998
          Fourth quarter...............................   $14.88    $8.75
          Third quarter................................    14.63     5.00
          Second quarter...............................     7.00     4.75
          First quarter................................     7.18     1.75
     Year ended June 30, 1997
          Fourth quarter...............................   $ 2.13    $1.22
          Third quarter................................     2.81     1.22
          Second quarter...............................     3.38     2.13
          First quarter................................     2.88     1.63

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of May 21, 1999, concerning the beneficial ownership of TAVA's common stock by (i) each person or group known by TAVA to beneficially own more than 5% of the outstanding shares of TAVA common stock, (ii) each director of TAVA, (iii) TAVA's Chief Executive Officer and the three other executive officers of TAVA, and (iv) all of TAVA's directors and executive officers as a group. Except as provided in the notes to the table, each person indicated has sole voting and investment powers with respect to the shares stated.


                                                            Number          Percent
                                                              of               Of
         Name                                               Shares           Shares
         ----                                               ------           ------
John Jenkins(1)......................................        785,150(2)        3.3%

Kevin Fallon(1)......................................      1,566,470(3)        6.7%
   7887 East Belleview Avenue, Suite 820
   Englewood, Colorado  80111

Douglas H. Kelsall(1)................................        332,600(4)        1.4%

Larry B. Hagewood(1).................................        170,000(5)         *

Robert B. Pearson....................................      1,070,635(6)        4.6%

Robert L. Costello...................................         36,000(7)         *

Rick L. Schleufer....................................         23,000(8)         *

Kenneth C. O'Brien...................................              0            *

Directors and executive officers
   as a group (10 persons)...........................      4,138,855(9)      16.7%


--------------
*     Less than one percent

(1) Pursuant to the terms of the Management Agreement between each of the persons indicated and Real Acquisition Sub, such person has agreed that at any meeting of TAVA shareholders held prior to the termination date of the Merger Agreement, he will vote or cause to be voted his TAVA shares in accordance with the recommendations of the TAVA Board and has given Real Acquisition Sub an irrevocable proxy coupled with an interest to vote his TAVA shares in accordance with that recommendation.


(2)   Includes 492,750 shares currently issuable upon exercise of stock options.


(3)   Includes 170,230 shares currently issuable upon exercise of stock options.


(4) Includes 105,000 shares currently issuable upon exercise of stock options and 175,000 shares issuable upon exercise of options which will become exercisable upon a change in control as contemplated in the Merger Agreement.


(5) Includes 95,000 shares currently issuable upon exercise of stock options and 75,000 shares issuable upon exercise of options which will become exercisable upon a change in control as contemplated in the Merger Agreement.


(6) Represents (i) 1,009,635 shares currently held by two investment funds that are advised by Renaissance Capital Group, of which Mr. Pearson is an executive, (ii) 25,000 currently issuable upon exercise of a warrant held by one of those funds, and (iii) 36,000 shares currently issuable upon exercise of stock options held by Mr. Pearson. Mr. Pearson has disclaimed beneficial ownership of the shares referenced in (i) and (ii).


(7)   Represents shares currently issuable upon exercise of stock options.


(8)   Includes 20,000 shares currently issuable upon exercise of stock options.


(9) Includes 1,384,980 shares issuable upon exercise of the stock options and warrants.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Representatives of BDO Seidman, LLP, TAVA's independent certified public accountants, are expected to be present at the Special Meeting, where they will be available to respond to appropriate questions and have the opportunity to make a statement if they so desire.

                             SHAREHOLDER PROPOSALS

     If the Merger is consummated, there will be no public shareholders of TAVA and no public participation in any future meetings of TAVA shareholders. However, if the Merger is not consummated, TAVA's public stockholders will continue to be entitled to attend and participate in TAVA shareholders' meetings. Pursuant to Rule 14a-8 under the Exchange Act promulgated by the SEC, any shareholder of TAVA who wishes to present a proposal at the next Annual Meeting of Shareholders of TAVA, and who wishes to have such proposal included in TAVA's proxy statement for that meeting, must deliver a copy of such proposal to TAVA at 7887 East Belleview Avenue, Suite 820, Englewood, Colorado 80111, Attention: Secretary, so that it is received no later than September 14, 1999.

                      WHERE YOU CAN FIND MORE INFORMATION

     The SEC allows TAVA to "incorporate by reference" information into this proxy statement, which means that TAVA can disclose important information by referring you to another document filed separately with the SEC. The following documents previously filed by TAVA with the SEC are incorporated by reference in this proxy statement and are deemed to be a part hereof:


     - Annual Report on Forms 10-KSB and 10-KSB/A No. 1 for the fiscal year ended June 30, 1998;


     - Proxy Statement dated January 11, 1999 for its Annual Meeting of Shareholders;

     -     Quarterly Report on Form 10-Q for the quarter ended September 30,
           1998;

     -     Quarterly Report on Form 10-Q for the quarter ended December 31,
           1998;

     -     Quarterly Report on Form 10-Q for the quarter ended March 31, 1999;

     -     Current Report on Form 8-K dated July 7, 1998;


     -     Current Report on Form 8-K dated July 9, 1998;


     -     Current Report on Form 8-K dated July 20, 1998;


     -     Current Report on Form 8-K dated July 23, 1998;


     -     Current Report on Form 8-K dated July 27, 1998;


     -     Current Report on Form 8-K dated July 28, 1998;


     -     Current Report on Form 8-K dated September 23, 1998;


     -     Current Report on Form 8-K dated April 20, 1999;


     -     Current Report on Form 8-K dated April 22, 1999;


     -     Current Report on Form 8-K dated May 13, 1999; and
     -     Current Report on Form 8-K dated May 26, 1999.


     TAVA IS ALSO HEREBY INCORPORATING BY REFERENCE ADDITIONAL DOCUMENTS THAT IT FILES WITH THE SEC BETWEEN THE DATE OF THIS PROXY STATEMENT AND THE DATE OF THE SPECIAL MEETING.

     Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this proxy statement modifies or replaces such statement.

     TAVA undertakes to provide by first class mail, without charge and within one business day of receipt of any written or oral request, to any person to whom a copy of this proxy statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this proxy statement, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference therein). Requests for such copies should be directed to Secretary, TAVA Technologies, Inc., 7887 East Belleview Avenue, Suite 820, Englewood, Colorado 80111, telephone number: (303) 771-9794.

                               OTHER BUSINESS

     The Board does not know of any other matters to be presented for action at the Special Meeting other than as set forth in this proxy statement. If any other business should properly come before the Special Meeting, the persons named in the enclosed proxy card intend to vote thereon in accordance with their best judgment on the matter.

                            AVAILABLE INFORMATION

     No person is authorized to give any information or to make any representations, other than as contained in this proxy statement, in connection with the Merger Agreement or the Merger, and, if given or made, such information or representations may not be relied upon as having been authorized TAVA. The delivery of this proxy statement shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of TAVA since the date hereof.

     TAVA is currently subject to the information requirements of the Exchange Act and in accordance therewith files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. Copies of such reports, proxy statements and other information may be copied (at prescribed rates) at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 and at the following Regional Offices of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Seven World Trade Center, Suite 1300, New York, New York 10048. For further information concerning the SEC's public reference rooms, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at "http://www.sec.gov." TAVA's common stock is listed on the Nasdaq National Market (ticker symbol: TAVA), and materials may also be inspected at its offices, 1735 K Street, N.W., Washington, D.C. 20006.

                                   By Order of the Board of Directors

                                   DONNA A. KEY

                                   Donna A. Key
Englewood, Colorado                Secretary

June 14, 1999

                              INDEX OF DEFINED TERMS


1997 Plan.....................................................................34
2000 EPS......................................................................25
Another TAVA Transaction......................................................40
Articles of Merger............................................................32
Baker.........................................................................19
Board.........................................................................12
Broadview.....................................................................18
CBCA..........................................................................30
Comparable Companies..........................................................24
Dissenter's Notice............................................................30
Dissenters'Rights.............................................................30
Dissenting Shareholders.......................................................12
EBIT..........................................................................25
EBITDA........................................................................25
Effective Time................................................................32
ERP...........................................................................16
ESPP..........................................................................33
Exchange Act..................................................................28
Exchange Agent................................................................33
Executives....................................................................13
HSR Act.......................................................................29
INC...........................................................................16
LTM...........................................................................25
LTM EPS.......................................................................25
Merger........................................................................12
Merger Agreement..........................................................12, 32
Merger Consideration..........................................................12
MOU...........................................................................44
Non-Disclosure Agreement......................................................16
Prudential Securities.........................................................17
Real......................................................................12, 16
Real Acquisition Sub..........................................................12
Real Software.................................................................16
Real Software Holdings........................................................12
Record Date...................................................................13
Regional Investment Banker....................................................16
SCM...........................................................................16
Special Meeting...............................................................12
Superior TAVA Transaction Proposal............................................39
Surviving Corporation.........................................................12
TAVA..........................................................................12
TAVA Transaction Proposal.....................................................37
Third Party...................................................................40

                                                                      ANNEX A


                         AGREEMENT AND PLAN OF REORGANIZATION


       AGREEMENT AND PLAN OF REORGANIZATION ("AGREEMENT"), dated as of April 20, 1999, by and among Real Software NV, a Belgium corporation ("REAL"), Real Software Holdings North America, Inc., a Delaware corporation ("REAL HOLDINGS"), Real Acquisition Sub #1, Inc., a Colorado corporation and a wholly owned subsidiary of Real Holdings ("MERGER SUB"), and TAVA Technologies, Inc., a Colorado corporation ("TAVA"). Merger Sub and TAVA are hereinafter sometimes referred to as the "MERGING CORPORATIONS."

                                 W I T N E S S E T H:

       WHEREAS, the respective boards of directors of Real Holdings and TAVA deem it desirable and in the best interests of their respective corporations and their respective stockholders that Merger Sub be merged with and into TAVA, pursuant to the provisions of Section 7-111-101 of the Colorado Business Corporation Act (the "ACT") in exchange for the consideration provided for in the Plan and Agreement of Merger attached hereto as EXHIBIT A (the "PLAN OF MERGER") and in this Agreement and have proposed, declared advisable, and approved such merger pursuant to this Agreement and the Plan of Merger, which have been duly approved by resolutions of the respective boards of directors of Real Holdings and TAVA;

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, and in order to set forth the terms and conditions of the Merger (as hereinafter defined), the mode of carrying the same into effect, and such other details and provisions as are deemed necessary or proper, the parties hereto agree as follows:

                                      ARTICLE I

                                        MERGER

       1.1 THE MERGER. Subject to and in accordance with the terms and conditions of this Agreement and pursuant to the Plan of Merger, at the Effective Time (as hereinafter defined) the parties hereto shall cause the Merger Sub to be merged with and into TAVA (the "MERGER") by filing the Plan of Merger, as contemplated by Section 7-111-105 of the Act, together with any required related certificates, with the Secretary of State of the State of Colorado, whereby the separate existence of Merger Sub shall cease, and TAVA shall (i) continue as the surviving corporation (sometimes referred to herein as the "SURVIVING CORPORATION") under the corporate name "TAVA Technologies, Inc.," (ii) be governed by the laws of the State of Colorado, and (iii) succeed to and assume all of the rights, properties and obligations of Merger Sub and TAVA in accordance with Section 7-111-106 of the Act.

       1.2 CLOSING DATE. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Baker & Hostetler LLP, 303 East 17th Avenue, Suite 1100, Denver, Colorado 80203-1264, as soon as reasonably practicable but no later than the third business day after the satisfaction or waiver of the conditions set forth in ARTICLE V or at such other time and place and on such other date as Real Holdings and TAVA shall agree. The date on which the Closing occurs is herein referred to as the "CLOSING DATE."

       1.3 EFFECTIVE TIME. As soon as practicable but no later than the first business day following the Closing, the parties hereto will cause the Merger to become effective by filing with the Secretary of State of the State of Colorado, articles of merger in such form as required by, and executed in accordance with, the relevant provisions of the Act (the time of filing the articles of merger being the "EFFECTIVE TIME").

       1.4 MATERIAL ADVERSE EFFECT. "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" means (i) with respect to TAVA, any effect, change, event, circumstance or condition which could reasonably be expected to materially adversely affect the business, results of operations, financial condition or prospects of TAVA or TAVA Y2k One, Inc., in each case including its respective subsidiaries together with it taken as a whole, and (ii) with respect to Real or Real Holdings, any effect, change, event, circumstance or condition which could reasonably be expected to materially adversely affect the ability of Real, Real Holdings or Merger Sub to consummate the transactions set forth in this Agreement as the case may be.

                                      ARTICLE II

                        REPRESENTATIONS AND WARRANTIES OF TAVA

       TAVA represents and warrants, subject to the exceptions specifically described in writing in the respective sections of the disclosure schedule delivered by TAVA to Real Holdings and dated the date hereof (the "TAVA DISCLOSURE SCHEDULE"), as follows:

       2.1 ORGANIZATION AND STANDING. TAVA is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect on TAVA.

       2.2    AUTHORIZATION; APPROVALS; NO VIOLATION.

              2.2.1 AUTHORIZATION OF AGREEMENT. TAVA has all requisite corporate power and authority to execute and deliver this Agreement and the Plan of Merger and, subject to adoption of the Plan of Merger by the holders of a majority of the outstanding shares of TAVA Common Stock (as defined herein) in accordance with the applicable provisions of the Act and TAVA's articles of incorporation, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by TAVA of this Agreement and the Plan of Merger and the performance by TAVA of its obligations hereunder and thereunder have been duly and validly authorized by all requisite corporate action on the part of TAVA (other than the adoption of the Plan of Merger by the holders of a majority of the outstanding shares of TAVA Common Stock in accordance with the applicable provisions of the Act and TAVA's articles of incorporation). This Agreement has been duly executed and delivered by TAVA and (assuming due authorization, execution and delivery hereof by the other parties hereto) constitutes the legal, valid and binding obligation of TAVA, enforceable (subject to normal equity principles) against TAVA in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally.

              2.2.2 APPROVALS. Except for the applicable requirements, if any, of (a) the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), (b) solely with respect to the conversion or exchange of certain stock purchase options outstanding under the TAVA Employee Benefit Plans, the Securities Act of 1933, as amended (the "SECURITIES ACT"), and state securities or blue sky laws, (c) the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder, each as amended from time to time, (collectively, "HSR"),
       (d) the filing and recordation of appropriate merger documents as required by the Act and (e) those laws, regulations and orders of any governmental authority noncompliance with which could not reasonably be expected to have a Material Adverse Effect on TAVA, no filing or registration with, no waiting period imposed by and no authorization of, any governmental authority is required under any law, regulation or order of any governmental authority applicable to TAVA to permit TAVA to execute, deliver or perform this Agreement or the Plan of Merger or to consummate the transactions contemplated hereby and thereby.

              2.2.3 NO VIOLATION. Assuming effectuation of all filings and registrations with, termination or expiration of any applicable waiting periods imposed by and receipt of all authorizations of governmental authorities indicated as required in SECTION 2.2.2 and adoption of the Plan of Merger by the holders of a majority of the outstanding shares of TAVA Common Stock as required by the Act and TAVA's articles of incorporation and except as set forth in Section 2.2.3 of the TAVA Disclosure Schedule, neither the execution and delivery by TAVA of this Agreement and the Plan of Merger nor the performance by TAVA of its obligations hereunder and thereunder nor the consummation of the Merger will (a) violate or breach the terms of or cause a default under (i) any law, regulation or order of any governmental authority applicable to TAVA, (ii) the articles of incorporation or bylaws of TAVA or (iii) any contract or agreement to which TAVA or any of its subsidiaries is a party or by which it or any of its properties or assets is bound, or (b) with the passage of time, the giving of notice or the taking of any action by a third person, have any of the effects set forth in clause (a) of this Section, except in any such case for any matters described in this Section (other than clause (ii) hereof) that could not reasonably be expected to have Material Adverse Effect on TAVA.

       2.3 CAPITALIZATION. The authorized capitalization of TAVA consists of 10,000,000 shares of preferred stock, par value $.0001 per share, of which as of the date hereof no shares were issued and outstanding, and 200,000,000 shares of common stock, par value $.0001 per share (the "TAVA

COMMON STOCK"), of which at April 20, 1999, 23,290,021 shares were issued and outstanding, 2,974,350 shares were reserved for issuance in conjunction with various employee benefit plans, 340,994 shares were reserved for issuance pursuant to certain warrants and other obligations set forth in Section 2.3 of the TAVA Disclosure Schedule and no shares of TAVA Common Stock were held in TAVA's treasury. All of such outstanding shares are validly issued, fully paid and nonassessable, and were not issued in violation of any preemptive rights of any stockholder. Section 2.3 of the TAVA Disclosure Schedule sets forth a complete list as of the date of this Agreement of all outstanding options, warrants or obligations of any kind to issue any shares of capital stock of TAVA, the owners thereof and the amounts owned. There are no contracts, agreements or commitments or arrangements obligating TAVA to redeem, purchase or acquire, or offer to purchase or acquire, any outstanding capital stock of TAVA. There are no voting trusts, proxies or other agreements, commitments or understandings of any character to which TAVA is a party or by which TAVA is bound with respect to the voting of any shares of capital stock of TAVA.

       2.4 SUBSIDIARIES. Section 2.4 of the TAVA Disclosure Schedule lists each corporation, partnership, limited liability company and other entity (each, a "SUBSIDIARY) of which more than 20% of the voting stock or other equity interest is owned or controlled, directly or indirectly, by (i) TAVA or (ii) any other person or entity that owns or controls, directly or indirectly, TAVA or (iii) any other person or entity that controls, is controlled by or is under common control with TAVA, in each case that is existing as of the date of this Agreement, and shows as to each of such Subsidiary the percentage of the total outstanding stock or other interests thereof which is owned by TAVA. All outstanding shares of stock or other interests of the Subsidiaries owned by TAVA are validly issued, fully paid, and nonassessable, and TAVA has good and valid title thereto free and clear of any mortgage, pledge, lien, charge, security interest, option, right of first refusal, preferential purchase right, defect, encumbrance or other right or interest of any other person (collectively, an "ENCUMBRANCE"). Each such Subsidiary is a corporation, partnership, limited liability company or other entity duly organized, validly existing, and in good standing under the laws of the jurisdiction under which it is organized and has full requisite corporate or other power and authority to own its property and carry on its business as presently conducted by it and is, or on the Effective Time will be, duly qualified or licensed to do business and is, or on the Effective Time will be, in good standing as a foreign entity authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted makes such qualification or licensing necessary, except where the failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect on TAVA. As hereinafter used in this ARTICLE II, the term "TAVA" also includes any and all of its Subsidiaries, except where the context indicates to the contrary; PROVIDED, HOWEVER, that for purposes of SECTIONS 2.7.1 and 2.21, the term "TAVA" further includes any corporation, trade, business or entity under common control with TAVA within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001 of ERISA.

       2.5 REPORTS AND FINANCIAL STATEMENTS. TAVA has previously furnished or made available to Real Holdings true and complete copies of (a) all of TAVA's annual reports filed with the Securities and Exchange Commission (the "COMMISSION") pursuant to the Exchange Act, since June 30, 1996, (b) TAVA's quarterly and other reports filed with the Commission since June 30, 1996,
(c) all definitive proxy solicitation materials filed by TAVA with the Commission since June 30, 1996, and (d) any of TAVA's registration statements declared effective by the Commission since June 30, 1996. The consolidated financial statements of TAVA included in TAVA's most recent annual report on Form 10-K and most recent quarterly report on Form 10-Q, and in any other report or registration statement filed with the Commission by TAVA under the Exchange Act subsequent thereto (collectively, the "TAVA REPORTS") (i) were prepared in accordance with the published regulations of the Commission and in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved and (ii) fairly present the financial position for TAVA as of the dates thereof and the results of its operations and changes in financial position for the periods then ended (except with respect to interim period financial statements, for normal year-end adjustments which are not material); the TAVA Reports were prepared in all material respects in accordance with the requirements of the Securities Act of 1933, as amended
(the "SECURITIES ACT"), and the Exchange Act, as the case may be, and the applicable rules and regulations of the Commission thereunder; and the TAVA Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since June 30, 1996, TAVA has filed with the Commission all reports required to be filed by TAVA under the Securities Act and the Exchange Act and the rules and regulations of the Commission.

       2.6 LIABILITIES. TAVA does not have any material liabilities or obligations, either accrued, absolute, contingent, or otherwise, or have any knowledge of any potential material liabilities or obligations, other than those (i) disclosed in the TAVA Reports or (ii) set forth in Section 2.6 of the TAVA Disclosure Schedule.

       2.7 ADDITIONAL TAVA INFORMATION. Set forth in Section 2.7 of the TAVA Disclosure Schedule are true, complete and materially correct lists of the following items (which will be periodically updated by TAVA and delivered to Real Holdings through the Effective Time), and TAVA agrees that upon the request of Real Holdings, it will furnish to TAVA true, complete and correct copies of any documents referred to in such lists:

              2.7.1 EMPLOYEE COMPENSATION PLANS. All Current TAVA Employee Benefit Plans, related trusts, if applicable, and related third party contracts, including all amendments thereto, the most recent report on Form 5500 and the summary plan description for each Current TAVA Employee Benefit Plan required to file such report or provide such description, and the most recent favorable determination letter from the Internal Revenue Service with respect to each Current TAVA Employee Benefit Plan intended to be qualified within the meaning of Section 401(a) of the Code.;

              2.7.2 CERTAIN SALARIES. The names and salary rates of all present officers and employees of TAVA whose current regular annual salary rate is $100,000 or more, together with any bonuses paid or payable to such persons for the fiscal year ended June 30, 1998, or since that date, and, to the extent existing on the date of this Agreement, all arrangements with respect to any bonuses to be paid to them from and after the date of this Agreement;

              2.7.3 EMPLOYEE AGREEMENTS. Any collective bargaining agreements of TAVA with any labor union or other representative of employees, including amendments, supplements, and understandings, and all employment and consulting agreements of TAVA or with any TAVA employee;

              2.7.4 GUARANTIES. All third party indebtedness, liabilities and commitments of others as to which TAVA is a guarantor, endorser, co-maker, surety, or accommodation maker, or is contingently liable therefor (excluding liabilities as an endorser of checks and the like in the ordinary course of business) and all letters of credit, whether stand-by or documentary, issued by any third party;

              2.7.5 ENVIRONMENTAL. All environmental orders and decrees material to current operations conducted by TAVA and all environmental audits, assessments, investigations and reviews conducted within the last five years on any property owned or used by TAVA.

       2.8    [Intentionally omitted]

       2.9 NO UNDISCLOSED CONTRACTS OR DEFAULTS. Except as may be specified in the TAVA Reports or Section 2.9 of the TAVA Disclosure Schedule, TAVA is not a party to, or bound by, any material contract or arrangement of any kind to be performed after the Effective Time, nor is TAVA in default in any material obligation or covenant on its part to be performed under any obligation, lease, contract, order or other arrangement. For purposes of this SECTION 2.9, all contracts, agreements and arrangements with respect to year 2000 remediation or Year 2000 Compliant services shall be material.

       2.10 ABSENCE OF CERTAIN CHANGES AND EVENTS. Except as set forth in the TAVA Reports or in Section 2.10 of the TAVA Disclosure Schedule, other than as a result of the transactions contemplated by this Agreement, since December 31, 1998, there has not been:

              2.10.1 FINANCIAL CHANGE. Any adverse change in the financial condition, operations, assets, liabilities or business of TAVA which could reasonably be expected to have a Material Adverse Effect on TAVA;

              2.10.2 PROPERTY DAMAGE. Any damage, destruction, or loss to the business or properties of TAVA (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect on TAVA;

              2.10.3 DIVIDENDS. Any declaration, setting aside, or payment of any dividend or other distribution in respect of the TAVA Common Stock, or any direct or indirect redemption, purchase or any other acquisition by TAVA of any such stock;

              2.10.4 CAPITALIZATION CHANGE. Any change in the capital stock or in the number of shares or classes of TAVA's authorized or outstanding capital stock as described in SECTION 2.3 (other than the issuance of TAVA Common Stock upon the exercise of outstanding options to purchase TAVA Common Stock or issuances pursuant to TAVA's Employee Stock Purchase Plan ("ESPP"));

              2.10.5 LABOR DISPUTES. Any labor dispute (other than routine grievances) with any significant group of TAVA's employees or independent contractors; or

              2.10.6 OTHER MATERIAL CHANGES. Any other event or condition known to TAVA particularly pertaining to and adversely affecting the operations, assets or business of TAVA which could reasonably be expected to have a Material Adverse Effect on TAVA.

       2.11   TAXES.

              2.11.1 TAX RETURNS FILED; TAXES PAID.  Except as set forth in
       Section 2.11 of the TAVA Disclosure Schedule, and except with respect to failures which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect on TAVA, (i) all returns and reports ("TAX RETURNS") of or with respect to any and all taxes, charges, fees, levies, assessments, duties or other amounts payable to any federal, state, local or foreign taxing authority or agency, including, without limitation,
       (x) income, franchise, profits, gross receipts, minimum, alternative minimum, estimated, ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, disability, employment, social security, workers compensation, unemployment compensation, utility, severance, excise, stamp, windfall profits, transfer and gains taxes, (y) customs, duties, imposts, charges, levies or other similar assessments of any kind, and (z) interest, penalties and additions to tax imposed with respect thereto ("TAX" or "TAXES") which are required to be filed on or before the Closing by or with respect to TAVA have been or will be duly and timely filed, (ii) all items of income, gain, loss, deduction and credit or other items required to be included in each such Tax Return have been or will be so included and all information provided in each such Tax Return is and will be true, correct and complete, (iii) all Taxes which have become or will become due with respect to the period covered by each such Tax Return have been or will be timely paid in full, (iv) all withholding Tax requirements imposed on or with respect to TAVA have been or will be satisfied in full in all respects, and (v) no penalty, interest or other charge is or will become due with respect to the late filing of any such Tax Return or late payment of any such Tax.

              2.11.2 OPEN RETURNS DISCLOSED. All Tax Returns of or with respect to TAVA with unexpired or extended statutes of limitations which have been audited by the applicable governmental authority are set forth in
       Section 2.11 of the TAVA Disclosure Schedule.

              2.11.3 EXTENSIONS DISCLOSED. Except as set forth in Section 2.11 of the TAVA Disclosure Schedule, there is not in force any extension of time with respect to the due date for the filing of any Tax Return of or with respect to TAVA or any waiver or agreement for any extension of time for the assessment or payment of any Tax of or with respect to TAVA.

              2.11.4 CLAIMS DISCLOSED. There is no claim against TAVA for any Taxes, and no assessment, deficiency or adjustment has been asserted or proposed with respect to any Tax Return of or with respect to TAVA other than those disclosed (and to which are attached true and complete copies of all audit or similar reports) in Section 2.11 of the TAVA Disclosure

       Schedule or which could not reasonably be expected to have a Material Adverse Effect on TAVA.

              2.11.5 SCHEDULED TAX LIABILITIES SUFFICIENT. The total amounts set up as liabilities for current and deferred Taxes in the financial statements referred to in SECTION 2.5 of this Agreement are sufficient to cover in all material respects the payment of all Taxes, whether or not assessed or disputed, which are, or are hereafter found to be, or to have been, due by or with respect to TAVA up to and through the periods covered thereby.

              2.11.6 TAX ALLOCATION AGREEMENTS. TAVA has previously delivered to Real Holdings true and complete copies of each written Tax allocation or sharing agreement and a true and complete description of each unwritten Tax allocation or sharing arrangement affecting TAVA.

              2.11.7 NO TAX LIENS. Except for statutory liens for current Taxes not yet due, no material liens for Taxes exist upon the assets of TAVA.

              2.11.8 CHANGE OF ACCOUNTING METHOD. TAVA will not be required to include any amount in income for any taxable period beginning after June 30, 1997 as a result of a change in accounting method of TAVA for any taxable period of TAVA or pursuant to any agreement with any Tax authority with respect to any such taxable period.

              2.11.9 PARTNERSHIPS; FOREIGN CORPORATIONS. Except as set forth in Section 2.11 of the TAVA Disclosure Schedule, none of the property of TAVA is held in an arrangement for which partnership Tax Returns are being filed, and TAVA does not own any interest in any controlled foreign corporation (as defined in section 957 of the Code), passive foreign investment company (as defined in section 1296 of the Code) or other entity the income of which is required to be included in the income of TAVA.

              2.11.10 SAFE HARBOR LEASES; TAX-EXEMPT USE PROPERTY. Except as set forth in Section 2.11 of the TAVA Disclosure Schedule, none of the property of TAVA is subject to a safe-harbor lease (pursuant to section 168(f)(8) of the Internal Revenue Code of 1954 as in effect after the Economic Recovery Tax Act of 1981 and before the Tax Reform Act of
       1986) or is "tax-exempt use property" (within the meaning of section 168(h) of the Code) or "tax-exempt bond financed property" (within the meaning of section 168(g)(5) of the Code).

              2.11.11 SECTION 341(f) ELECTION. TAVA has not made an election under section 341(f) of the Code.

       2.12   INTELLECTUAL PROPERTY.

              2.12.1 OWNERSHIP. Section 2.12 of the TAVA Disclosure Schedule accurately identifies all software programs currently being marketed, sold or licensed by TAVA and all software products or programs under development by TAVA but not currently marketed (collectively, the "SOFTWARE PROGRAMS"). Except as set forth in Section 2.2 of the TAVA

       Disclosure Schedule, TAVA owns full and unencumbered right and good and valid title to the Software Programs, all material patents, trademarks, service marks, trade names and copyrights (including registrations, licenses and applications pertaining thereto) and all other intellectual property rights, trade secrets and other confidential or proprietary information, processes and formulae used in its businesses or otherwise necessary for the conduct of its businesses (the "INTELLECTUAL PROPERTY"), free and clear of all Encumbrances. Section 2.12 of the TAVA Disclosure Schedule contains a complete list of all registered trademarks and service marks, all reserved trade names, all registered copyrights and all filed patent applications and issued patents used in, or otherwise necessary for the conduct of, the business of TAVA as presently conducted.

              2.12.2 NOTICES. Section 2.12 of the TAVA Disclosure Schedule sets forth the form and placement of the proprietary legends and copyright notices displayed in or on the Software Programs. In no instance has the eligibility of the Software Programs for protection under applicable copyright law been forfeited to the public domain by omission of any required notice or any other action.

              2.12.3 PROTECTION. TAVA has in force the trade secret protection program set forth in Section 2.12 of the TAVA Disclosure Schedule. To TAVA's knowledge, there has been no violation of such program by any person or entity. The source code and related technical system documentation for the Software Programs (i) have at all times been maintained by TAVA in strict confidence, (ii) have been disclosed by TAVA only to employees and contractors (and to third parties' escrow agents pursuant to source code escrow agreements) who have had a "need to know" the contents thereof in connection with the performance of their duties to TAVA and who have executed written agreements requiring the recipient to keep the information in strict confidence.

              2.12.4 PERSONNEL. All present and former employees, agents, consultants and contractors of TAVA, who have contributed to or participated in the conception and development of the Software Programs, technical documentation, or Intellectual Property on behalf of TAVA have executed nondisclosure agreements substantially in the form provided by TAVA to Real Holdings.

              2.12.5 THIRD-PARTY SOFTWARE. Section 2.12 of the TAV.nb Disclosure Schedule contains a complete list of software libraries, compilers and other third-party software used in the development of the Software Programs. Section 2.12 of the TAVA Disclosure Schedule lists all license agreements for the use of all such software and, if any such software is not licensed, the basis of the use of such software by TAVA. All use of each of such Software Program by TAVA has been in full compliance with the respective license agreement or other right of use listed in Section 2.12 of the TAVA Disclosure Schedule.

              2.12.6 SOFTWARE PERFORMANCE. The Software Programs will perform in accordance with the warranties set forth in the standard end-user agreements listed in Section 2.14 of the TAVA Disclosure Schedule when used as documented.

              2.12.7 NO INFRINGEMENT. The Software Programs do not infringe and will not infringe any copyright or trade secret of any person or entity, and, to the knowledge of TAVA, no part of the Software Programs nor the use thereof for their intended purposes infringes or will infringe any valid and subsisting patent or other exclusionary right of any third party. No claims have been asserted against TAVA by any person or entity as to the use of any of the Intellectual Property, and, to the knowledge of TAVA, there is no basis for any such claims.

              2.12.8 INTEGRITY. Except with respect to demonstration or trial copies, and only with respect to Software Programs as originally delivered by TAVA to its clients and unaltered by third parties, no portion of the Software Products contains any "back door," "time bomb," "Trojan horse," "worm," "drop dead device," "virus" or other software routines or hardware components designed to permit unauthorized access; to disable or erase software, hardware, or data; or to perform any other similar actions.

              2.12.9 CONTRACT PERFORMANCE. TAVA has observed all material provisions of, and performed all of their material obligations under, the Licenses, including, but not limited to, the performance of its product maintenance obligations. TAVA has not taken any action that could cause, or failed to take any action, the failure of which could cause, (i) any source code, trade secret or other Intellectual Property relating to the Software Programs to be released from an escrow or otherwise made available to any person or entity other than those persons described in SECTION 2.12.3, or to be dedicated to the public or otherwise placed in the public domain or (ii) any other material adverse effect to the protection of the Software Programs under trade secret, copyright, patent or other intellectual property laws.

              2.12.10 YEAR 2000. The Software Programs (i) are year 2000 compliant and compatible, which shall include, but is not limited to, date data century recognition, and calculations that accommodate same century and multi-century formulas and date values; (ii) operate or will operate in accordance with their specifications prior to, during and after the calendar year 2000 A.D.; and (iii) shall not end abnormally or provide invalid or incorrect results as a result of date data, specifically including date data which represents or references different centuries or more than one century (collectively, "YEAR 2000 COMPLIANT").

       2.13 ADEQUACY OF TECHNICAL DOCUMENTATION. The technical documentation of the Software Programs (the "TECHNICAL DOCUMENTATION") includes the source code (with comments, if any) for all Software Programs as listed on Section 2.13 of the TAVA Disclosure Schedule. The Technical Documentation also includes any programs (including compilers), "workbenches," tools and higher level (or "proprietary") languages necessary for the development, maintenance and implementation of the Software Programs.

       2.14   SOFTWARE CONTRACTS.

              2.14.1 END-USER AGREEMENTS. Section 2.14.1 of the TAVA Disclosure Schedule sets forth a complete example of each of TAVA's standard license agreements with respect to the Software Programs (the "STANDARD LICENSES") and a complete list of each license of the Software Programs which contains any material differences or deviations from the Standard Licenses (together with the Standard Licenses, the "LICENSES"). Except as set forth in Section 2.14.1 of the TAVA Disclosure Schedule, all contracts identified in Section
       2.14.1 of the TAVA Disclosure Schedule constitute only end-user agreements, each of which grants the end user thereunder principally the nonexclusive right and license to use an identified Software Program and related user documentation, for internal purposes only, at the sites specified in each agreement.

                     Section 2.14.1 of the TAVA Disclosure Schedule accurately identifies each customer which generated 5% or more of TAVA's revenues during the preceding four fiscal quarters.

              2.14.2 MARKETING AGREEMENTS. Section 2.14.2 of the TAVA Disclosure Schedule sets forth a complete list of all contracts, agreements, licenses, or other commitments or arrangements in effect with respect to the marketing, remarketing, distribution, licensing or promotion of (i) the Software Programs or any other Technical Documentation or the Intellectual Property by any independent salesperson, distributor, sublicensor or other remarketer or sales organization or (ii) any third party's software products by TAVA (the "MARKETING AGREEMENTS").

                     Section 2.14.2 of the TAVA Disclosure Schedule accurately identifies each marketing arrangement which generated 5% or more of TAVA's revenues during the preceding four fiscal quarters.

              2.14.3 NO ASSIGNMENT. Except as set forth in Section 2.14.3 of the TAVA Disclosure Schedule, other than the Licenses and the Marketing Agreements, TAVA has not granted, transferred or assigned any right or interest in the Software Programs, the Technical Documentation or the Intellectual Property to any person or entity.

       2.15 THIRD-PARTY COMPONENTS IN SOFTWARE PROGRAMS. Except as set forth in Section 2.15 of the TAVA Disclosure Schedule, the Software Programs and Technical Documentation contain no programming or materials in which any third party may claim superior, joint or common ownership, including any right or license. Except as set forth in Section 2.15 of the TAVA Disclosure Schedule, the Software Programs and Technical Documentation do not contain derivative works of any programming or materials not owned in their entirety by TAVA.

       2.16 TITLE TO PROPERTIES. With minor exceptions which in the aggregate are not material, and except for merchandise and other property sold, used or otherwise disposed of in the ordinary course of business for fair value, TAVA has good and valid title to or valid leasehold interests in all its properties, interests in properties and assets, real and personal, reflected in the most recent balance sheet of TAVA included in the TAVA Reports, free and clear of any Encumbrance of any nature whatsoever, except (i) liens and Encumbrances reflected in the most recent balance sheet of TAVA included in the TAVA Reports or in Section
2.16 of the TAVA Disclosure Schedule, (ii) liens for current taxes not yet due and payable, and (iii) such imperfections of title, easements and Encumbrances, if any, as are not substantial in character, amount, or extent and do not and will not materially detract from the value, or interfere with the present use, of the property subject thereto or affected thereby, or otherwise materially impair business operations of TAVA. Except as set forth in Section 2.16 of the TAVA Disclosure Schedule, all leases pursuant to which TAVA leases (whether as lessee or lessor) any substantial amount of real or personal property are in good standing, valid and effective; and there is not, under any such leases, any existing or, to the knowledge of TAVA, prospective default or event of default or event which with notice or lapse of time, or both, would constitute a default by TAVA and in respect to which TAVA has not taken adequate steps to prevent a default from occurring. The buildings and premises of TAVA that are used in its business are in good and sufficient operating condition and repair for the continued conduct of TAVA's business on a basis consistent with past practice, subject to ordinary wear and tear. All major items of equipment of TAVA are in good and sufficient operating condition and in a state of reasonable maintenance and repair for the continued conduct of TAVA's business on a basis consistent with past practice, ordinary wear and tear excepted, and are free from any known defects except as may be repaired by routine maintenance and such minor defects as do not substantially interfere with the continued use thereof in the conduct of normal operations.

       2.17 LITIGATION. Except to the extent set forth in the TAVA Reports or in Section 2.17 of the TAVA Disclosure Schedule:

              2.17.1 GENERAL. There is no suit, action, or legal, administrative, arbitration, or other proceeding pending to which TAVA is a party or, to the knowledge of TAVA, might become a party or which particularly affects TAVA, which would involve a liability in excess of $100,000 or which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on TAVA;

              2.17.2 ZONING. There are no changes in the zoning or building ordinances directly affecting the real property or leasehold interests of TAVA, pending or, to the knowledge of TAVA, threatened;

              2.17.3 GOVERNMENTAL INVESTIGATIONS. Except as required pursuant to HSR, no investigation or review by any governmental entity with respect to TAVA or any of the transactions contemplated by this Agreement is pending or, to TAVA's knowledge, threatened, nor has any governmental entity indicated to TAVA an intention to conduct the same.

              2.17.4 PRODUCT WARRANTY; YEAR 2000. There are no existing liabilities or, to the knowledge of TAVA, potential liabilities, arising from claims regarding the performance or design of the products and services sold by TAVA either in the past or at present, including liabilities potentially arising from services performed by TAVA to make software, hardware or systems Year 2000 Compliant, for which adequate reserves have not been established on the most recent balance sheet in the TAVA Reports, that in the aggregate could reasonably be expected to have a Material Adverse Effect on TAVA.

       2.18 ENVIRONMENTAL COMPLIANCE. Except as set forth in Section 2.18 of the TAVA Disclosure Schedule:

              2.18.1 ENVIRONMENTAL CONDITIONS. There are no environmental conditions or circumstances, such as the presence or release of any hazardous substance, on any real property owned by TAVA as a result of the actions of TAVA or, to its knowledge, of any third party or otherwise, that could reasonably be expected to have a Material Adverse Effect on TAVA.

              2.18.2 PERMITS, ETC. TAVA has in full force and effect all environmental permits, licenses, approvals and other authorizations required to conduct its operations and is operating in material compliance thereunder.

              2.18.3 COMPLIANCE. TAVA's operations and use of its assets do not violate any applicable federal, state or local law, statute, ordinance, rule, regulation, order or notice requirement pertaining to
       (a) the condition or protection of air, groundwater, surface water, soil, or other environmental media, (b) the environment, including natural resources or any activity which affects the environment, or
       (c) the regulation of any pollutants, contaminants, waste, substances (whether or not hazardous or toxic), including, without limitation, the Comprehensive Environmental Response Compensation and Liability
       Act (49 U.S.C. Section 9601 ET SEQ.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C. Section 1609 ET SEQ.), the
       Clean Water Act (33 U.S.C. 1051 ET SEQ.), the Clean Air Act (42 U.S.C.
       Section 7401 ET SEQ.), the Toxic Substances Control Act (17 U.S.C.
       Section 2601 ET SEQ.), the Safe Drinking Water Act (42 U.S.C. Section 201 and Section 300f ET SEQ.), the Rivers and Harbors Act (33 U.S.C. Section 401 ET SEQ.), the Oil Pollution Act (33 U.S.C. Section 2701 ET SEQ.)
       and analogous state and local provisions, as any of the foregoing may have been amended or supplemented from time to time (collectively the "APPLICABLE ENVIRONMENTAL LAWS"), except for violations which, either singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on TAVA.

              2.18.4 ENVIRONMENTAL CLAIMS. No notice has been served on TAVA from any entity, governmental agency or individual regarding any existing, pending or threatened investigation or inquiry related to alleged violations under any Applicable Environmental Laws, or regarding any claims for remedial obligations or contribution under any Applicable Environmental Laws, other than any of the foregoing which, either singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on TAVA.

              2.18.5 RENEWALS. TAVA does not know of any reason it would not be able to renew any of the permits, licenses, or other authorizations required pursuant to any Applicable Environmental Laws to operate and use any of TAVA's assets for their current purposes and uses.

       2.19 COMPLIANCE WITH OTHER LAWS. Except as set forth in the TAVA Reports or in Section 2.19 of the TAVA Disclosure Schedule, TAVA is not in violation of or in default with respect to, or in alleged violation of or alleged default with respect to, the Occupational Safety and Health Act (29 U.S.C. Section 651 ET SEQ.) as amended ("OSHA"), or any other applicable law or any applicable rule, regulation, or any writ or decree of any court or any governmental commission, board, bureau, agency, or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality, except for violations or defaults which, either singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on TAVA.

       2.20 FINDER'S FEE. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by TAVA, its counsel and Prudential Securities Inc., its financial advisor, directly with Real and Real Holdings, their counsel and their financial advisor, without the intervention of any other person as the result of any act of TAVA, and so far as is known to TAVA, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee or any similar payments, other than financial advisory fees to be paid by TAVA to Prudential Securities, Inc.

       2.21   EMPLOYEE BENEFIT PLANS.

              2.21.1 DEFINITIONS. For purposes of this Agreement: "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended; "CODE" shall mean the Internal Revenue Code of 1986, as amended; "TAVA EMPLOYEE BENEFIT PLAN" shall mean each (i) employee benefit plan within the meaning of section 3(3) of ERISA (notwithstanding that such plan may be exempt from some or all of ERISA by virtue of its status as a "top hat" plan or other exempt plan) and (ii) personnel policy; stock option plan or agreement; collective bargaining agreement; bonus plan or arrangement; incentive award plan or arrangement; vacation policy; severance pay plan, policy, or agreement; deferred compensation agreement or arrangement; executive compensation or supplemental income arrangement; consulting agreement; employment agreement; and other employee benefit plan, agreement, arrangement, program, practice, or understanding, which is sponsored, maintained, or contributed to by TAVA for the benefit of the employees, former employees, independent contractors, or agents of TAVA or has been so sponsored, maintained, or contributed to at any time since 1974; "CURRENT TAVA EMPLOYEE BENEFIT PLAN" shall mean each TAVA Employee Benefit Plan, which is sponsored, maintained, or contributed to by TAVA as of the date of this Agreement or has been so sponsored, maintained, or contributed to by TAVA at any time within six years prior to the Effective Time; and "TAVA COMMONLY CONTROLLED ENTITY" shall mean any corporation, trade, business, or entity under common control with TAVA within the meaning of section 414(b), (c),
       (m), or (o) of the Code or section 4001 of ERISA.

              2.21.2 PRODUCTION OF DOCUMENTS. Schedule 2.21.2 provides a list of each Current TAVA Employee Benefit Plan. True, correct, and complete copies of each Current TAVA Employee Benefit Plan, related trusts, if applicable, and related third party contracts, including all amendments thereto, have been made available to Real Holdings and Merger

       Sub.  There have also been made available to Real Holdings and Merger Sub
       (i) the most recent report on Form 5500 and the summary plan description for each Current TAVA Employee Benefit Plan required to file such report or provide such description and (ii) the most recent favorable determination letter from the Internal Revenue Service with respect to each Current TAVA Employee Benefit Plan intended to be qualified within the meaning of section 401(a) of the Code.

              2.21.3 COMPLIANCE WITH LAW. With respect to the TAVA Employee Benefit Plans: (i) neither TAVA nor any TAVA Commonly Controlled Entity contributes to or has an obligation to contribute to, nor has either at any time within six years prior to the Effective Time contributed to or had an obligation to contribute to, a multiemployer plan within the meaning of section 3(37) of ERISA; (ii) all obligations, whether arising by operation of law or by contract, required to be performed with respect to the TAVA Employee Benefit Plans have been substantially performed, and there have been no material defaults, omissions, or violations by any party with respect to the TAVA Employee Benefit Plans; (iii) all reports and disclosures relating to the Current TAVA Employee Benefit Plans required to be filed with or furnished to governmental agencies, participants, or beneficiaries have been filed or furnished in accordance with applicable law in a timely manner; (iv) each Current TAVA Employee Benefit Plan, which is intended to be qualified under section 401(a) of the Code, (A) satisfies in form the requirements of such section, except to the extent amendments are not required by law to be made until a date after the Effective Time, (B) has received a favorable determination letter from the Internal Revenue Service regarding such qualified status covering all amendments to such TAVA Employee Benefit Plan, and (C) has not been operated in a way that would adversely affect its qualified status; (v) there are no actions, suits, or claims pending (other than routine claims for benefits) or, to the knowledge of TAVA, threatened against, or with respect to, any of the TAVA Employee Benefit Plans or their assets; (vi) all contributions required to be made to the Current TAVA Employee Benefit Plans pursuant to their terms and the provisions of ERISA, the Code, or any other applicable law have been timely made; (vii) with respect to each TAVA Employee Benefit Plan and each employee benefit plan (within the meaning of section 3(3) of ERISA) sponsored or contributed to by any TAVA Commonly Controlled Entity, which is or has been within six years prior to the Effective Time subject to Title IV of ERISA, (A) there has been no event or condition that presents a material risk of plan termination, (B) no accumulated funding deficiency, whether or not waived, within the meaning of section 302 of ERISA or section 412 of the Code has been incurred, (C) no reportable event within the meaning of section 4043 of ERISA (for which the disclosure requirements of Regulation section 4043.1 ET SEQ. promulgated by the Pension Benefit Guaranty Corporation ("PBGC") have not been waived) has occurred, (D) no notice of intent to terminate such plan has been given under section 4041 of ERISA, (E) no proceeding has been instituted under section 4042 of ERISA to terminate such plan, (F) no liability to the PBGC has been incurred, which liability has not been satisfied, (G) the assets of such plan equal or exceed the actuarial present value of the benefit liabilities, within the meaning of section 4041 of ERISA, under such plan, based upon reasonable actuarial assumptions and the asset valuation principles established by the PBGC, and (H) all contributions (including installments) to such plan required by section 302 of ERISA and section 412 of the Code have been timely made; (viii) no act, omission, or transaction has occurred that would result in imposition on TAVA of (A) breach of fiduciary duty liability damages under section 409 of ERISA, (B) a civil penalty assessed pursuant to subsections (c), (i), or (l) of section 502 of ERISA, or (C) a tax imposed pursuant to Chapter 43 of Subtitle D of the Code; (ix) to the knowledge of TAVA, there is no matter pending (other than routine qualification determination filings) with respect to any of the TAVA Employee Benefit Plans before the Internal Revenue Service, the Department of Labor, the PBGC, or other governmental authority; (x) each trust funding a Current TAVA Employee Benefit Plan, which trust is intended to be exempt from federal income taxation pursuant to section 501(c)(9) of the Code, satisfies the requirements of such section and has received a favorable determination letter from the Internal Revenue Service regarding such exempt status and has not, since receipt of the most recent favorable determination letter, been amended or operated in a way that would adversely affect such exempt status; (xi) with respect to any Current TAVA Employee Benefit Plan that is a group health plan, all continuation of coverage obligations set forth in section 4980B of the Code and section 601 through 609 of ERISA have been performed; and
       (xii) each Current TAVA Employee Benefit Plan that is a welfare plan within the meaning of section 3(1) of ERISA may be unilaterally amended or terminated in its entirety without liability except as to benefits vested and accrued thereunder prior to such amendment or termination.

              2.21.4 NO ADDITIONAL BENEFITS TRIGGERED. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not, except as set forth in Section 2.21.4 of the TAVA Disclosure Schedule, (i) require TAVA or Real Holdings to make a larger contribution to, or pay greater benefits or provide other rights under, any Current TAVA Employee Benefit Plan than it otherwise would, whether or not some other subsequent action or event would be required to cause such payment or provision to be triggered, or (ii) create or give rise to any additional vested rights or service credits under any Current TAVA Employee Benefit Plan. Except as otherwise set forth on
       SCHEDULE 2.21.4, TAVA is not a party to any agreement, nor has it established any policy or practice, requiring it to make a payment or provide any other form of compensation or benefit to any person performing services for TAVA upon termination of such services that would not be payable or provided in the absence of the consummation of the transactions contemplated by this Agreement. In connection with the consummation of the transactions contemplated by this Agreement, no payments of money or other property, acceleration of benefits, or provisions of other rights have or will be made hereunder, under any agreement contemplated herein or under any Current TAVA Employee Benefit Plan that would be reasonably likely to result in imposition of the sanctions imposed under section 280G or 4999 of the Code, whether or not some other subsequent action or event would be required to cause such payment, acceleration, or provision to be triggered.

              2.21.5 STOCK OPTION PLANS. Except as listed on SCHEDULE 2.21.5, no TAVA Employee Benefit Plan grants or purports to grant any option, warrant, or right entitling the holder thereof to purchase or otherwise acquire any shares of stock of TAVA, and no such option, warrant, or right is outstanding as of the Effective Time.

              2.21.6 EMPLOYEES. SCHEDULE 2.21.6 lists all individuals performing services for TAVA as of the date of this Agreement and the annual compensation or rate of pay and paid 1998 bonus for each, with each such individual identified as (i) salaried or hourly, (ii) exempt or nonexempt, (iii) union or nonunion, (iv) full-time or part-time,
       (v) temporary, permanent, or leased; and (vi) active or nonactive (e.g., leave of absence, FMLA, disability, layoff, etc.).

       2.22 INSURANCE. TAVA has held insurance issued by insurers against such risks as companies engaged in its business, in accordance with reasonable business practice, would customarily be insured. Section 2.22 of the TAVA disclosure schedule contains a list of all insurance, including descriptions of all coverage, special coverage or riders associated with year 2000 services, presently carried by TAVA or under which claims remain outstanding.

       2.23 INFORMATION FOR PROXY STATEMENT. All information and data (including financial statements) concerning TAVA which is or will be included in the proxy statement (the "PROXY STATEMENT") issued to TAVA's shareholders in connection with the transactions contemplated by this Agreement will be furnished by TAVA for inclusion therein and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading.

       2.24 FAIRNESS OPINION. TAVA has received a written opinion of Prudential Securities Inc., dated as of the date hereof, for inclusion in the Proxy Statement to the effect that the consideration to be paid by Real Holdings pursuant to this Agreement is fair to the stockholders of TAVA from a financial point of view. A copy of such written opinion is attached hereto as EXHIBIT B.

       2.25 INVESTMENT COMPANY. TAVA is not an "investment company," or an "affiliated person of" or "promoter" or "principal underwriter" of an investment company, as those terms are defined in the Investment Company Act of 1940, as amended.

                                     ARTICLE III

                          REPRESENTATIONS AND WARRANTIES OF
                          REAL, REAL HOLDINGS AND MERGER SUB

       Real, Real Holdings and Merger Sub represent and warrant as follows:

       3.1 ORGANIZATION AND STANDING. Each of Real, Real Holdings and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of their organization, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect on Real Holdings.

       3.2    AUTHORIZATION; APPROVALS; NO VIOLATION.

              3.2.1 AUTHORIZATION OF AGREEMENT. Each of Real, Real Holdings and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and the Plan of Merger and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of Real, Real Holdings and Merger Sub of this Agreement and the Plan of Merger, as the case may be, and the performance by each of Real, Real Holdings and Merger Sub of its obligations hereunder and thereunder have been duly and validly authorized by all requisite corporate action on the part of each of Real, Real Holdings and Merger Sub. This Agreement has been duly executed and delivered by each of Real, Real Holdings and Merger Sub and (assuming due authorization, execution and delivery hereof by the other parties hereto) this Agreement constitutes the legal, valid and binding obligations of Real, Real Holdings and Merger Sub enforceable (subject to normal equity principles) against Real, Real Holdings and Merger Sub in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally.

              3.2.2 APPROVALS. Except for the applicable requirements, if any, of (a) the Securities Act and state securities or blue sky laws with respect to the conversion or exchange of certain stock purchase options outstanding under TAVA Plans, (b) HSR, (c) the filing and recordation of appropriate merger documents as required by Section 105 of the Act and
       (d) those laws, regulations and orders of any governmental authority noncompliance with which could not reasonably be expected to have a Material Adverse Effect on Real or Real Holdings, no filing or registration with, no waiting period imposed by and no authorization of, any governmental authority is required under any law, regulation or order of any governmental authority applicable to Real or Real Holdings or any of its subsidiaries to permit Real Holdings to execute, deliver or perform this Agreement or the Plan of Merger, or to consummate the transactions contemplated hereby or thereby.

              3.2.3 NO VIOLATION. Assuming effectuation of all filings and registrations with, termination or expiration of any applicable waiting periods imposed by and receipt of all authorizations of governmental authorities indicated as required in SECTION 3.2.2, neither the execution and delivery by either Real, Real Holdings or Merger Sub of this Agreement and the Plan of Merger, as the case may be, nor the performance by either Real, Real Holdings or Merger Sub of its obligations hereunder and thereunder will (a) violate or breach the terms of or cause a default under (i) any law, regulation or order of any governmental authority applicable to Real, Real Holdings or Merger Sub, (ii) the certificate of incorporation or bylaws or organizational documents of Real, Real Holdings or Merger Sub or (iii) any contract or agreement to which either Real or Real Holdings is a party or by which it or any of its properties or assets is bound, or (b) with the passage of time, the giving of notice or the taking of any action by a third person, have any of the effects set forth in clause (a) of this

       Section, except in any such case for any matters described in this Section (other than clause (ii) hereof) that could not reasonably be expected to have Material Adverse Effect on Real or Real Holdings.

       3.3 ASSETS. On the date hereof, Real Holdings has no assets other than the rights pursuant to the loan commitment documents attached hereto as EXHIBIT C.

       3.4 FINDER'S FEE. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Real and Real Holdings, their counsel and Broadview International, LLC, their financial advisor, directly with TAVA, its counsel and their financial advisor, without the intervention of any other person as the result of an act of Real or Real Holdings and, so far as known to Real or Real Holdings, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or any similar payments.

       3.5 INFORMATION FOR PROXY STATEMENT. All information and data (including financial statements) concerning Real or Real Holdings which is or will be included in the Proxy Statement will be furnished by Real Holdings for inclusion therein and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading.

                                      ARTICLE IV

                          OBLIGATIONS PENDING EFFECTIVE TIME

       4.1 AGREEMENTS OF REAL, REAL HOLDINGS AND TAVA. Real, Real Holdings and TAVA agree to take the following actions after the date hereof and prior to the Effective Time:

              4.1.1 HART-SCOTT-RODINO. Each party shall file such materials as are required under the HSR Act with respect to the transactions contemplated hereby and shall cooperate with the other party to the extent necessary to assist the other party in the preparation of such filings.

              4.1.2 PROXY STATEMENT. As promptly as practicable after the execution of this Agreement, Real Holdings and TAVA shall cooperate in the preparation and prompt filing of the Proxy Statement with the Commission with respect to the meeting of TAVA's stockholders called for the purpose of, among other things, securing the adoption of the Plan of Merger by the stockholders of TAVA in accordance with TAVA's articles of incorporation and bylaws and the Act. TAVA shall use all reasonable efforts to have the Proxy Statement cleared as promptly as practicable by the Commission.

              4.1.3 NOTICE OF MATERIAL DEVELOPMENT. Each of Real, Real Holdings and TAVA will promptly notify the other party in writing of
       (i) any event occurring subsequent to the date of this Agreement which would render any representation or warranty of such party contained in this Agreement untrue or inaccurate in any material respect, (ii) any Material

       Adverse Effect on such party and (iii) any breach by such party of any covenant or agreement contained in this Agreement.

       4.2 ADDITIONAL AGREEMENTS OF TAVA. TAVA agrees that from the date hereof to the Effective Time, except with the prior written consent of Real Holdings, it will:

              4.2.1 MAINTENANCE OF PRESENT BUSINESS. Other than as contemplated by this Agreement, operate its business only in the usual, regular, and ordinary manner so as to maintain the goodwill it now enjoys and, to the extent consistent with such operation, use all reasonable efforts to preserve intact its present business organization, keep available the services of its present officers and employees, and preserve its relationships with customers, suppliers, jobbers, distributors, and others having business dealings with it, and in connection therewith it shall not substantially deviate from its pricing practices;

              4.2.2 MAINTENANCE OF PROPERTIES. At its expense, maintain all of its property and assets in customary repair, order, and condition, reasonable wear and use and damage by fire or unavoidable casualty excepted;

              4.2.3 MAINTENANCE OF BOOKS AND RECORDS. Maintain its books of accounts and records in the usual, regular, and ordinary manner, in accordance with generally accepted accounting principles applied on a consistent basis;

              4.2.4 COMPLIANCE WITH LAW. Duly comply in all material respects with all laws applicable to it and to the conduct of its business;

              4.2.5 COMPLIANCE WITH AGREEMENT. At its expense, take all commercially reasonable actions as may be necessary (i) to ensure that the representations and warranties made by it herein are true and correct at the Effective Time, (ii) to fully perform all covenants made by it herein and (iii) to satisfy timely all other obligations imposed upon it by this Agreement;

              4.2.6 INSPECTION. Permit Real Holdings and its officers and authorized representatives, during normal business hours, to inspect its records and to consult with its officers, employees, attorneys, and agents for the purpose of determining the accuracy of the representations and warranties hereinabove made and the compliance with covenants contained in this Agreement;

              4.2.7 MAINTENANCE OF INTELLECTUAL PROPERTY. Not take any action that would, or fail to take any action the failure of which would, cause directly or indirectly any of its Intellectual Property to enter the public domain or that could otherwise adversely affect its Intellectual Property;

              4.2.8 NO DELAY. Not take any action or enter into any transaction which would materially affect the ability of TAVA to, or materially delay TAVA's ability to, complete the transactions contemplated by this Agreement; PROVIDED, that the exercise by the board of directors of TAVA of its fiduciary duties in connection with a Superior TAVA Transaction Proposal, pursuant to the terms of SECTION 4.2.14, shall not be deemed a breach of this SECTION 4.2.8;

              4.2.9 PROHIBITION OF CERTAIN EMPLOYMENT CONTRACTS. Not enter into any contracts of employment or other agreements, which (i) cannot be terminated on notice of 14 days or less without the payment of additional compensation or consideration or (ii) provide for any increase in compensation, including, without limitation, any modification of any stock option agreements, outside the ordinary course of business consistent with past practice, severance payments or benefits covering a period beyond the termination date (other than those which Real Holdings has previously approved) except as contemplated by this Agreement or as may be required by law;

              4.2.10 PROHIBITION OF CERTAIN LOANS. Not incur any borrowings except (i) the prepayment by customers of amounts due or to become due for goods sold or services rendered or to be rendered in the future,
       (ii) trade payables incurred in the ordinary course of business, or
       (iii) other borrowings incurred in the ordinary course of business to finance normal operations;

              4.2.11 PROHIBITION OF CERTAIN COMMITMENTS AND ACQUISITIONS.
       Except as set forth in Section 4.2.11 of the TAVA Disclosure Schedule, not enter into commitments (i) of a capital expenditure nature or incur any contingent liability which would exceed $250,000, in the aggregate, except (A) as may be necessary for the maintenance of existing facilities and equipment in good operating condition and repair in the ordinary course of business, or (B) as may be required by law, or (ii) for the acquisition of any other business or any shares of capital stock of any third party;

              4.2.12 DISPOSAL OF ASSETS. Not sell, dispose of, or encumber, any property or assets, except in the ordinary course of business;

              4.2.13 MAINTENANCE OF INSURANCE. Maintain insurance (or self insurance reserves) upon all its properties and with respect to the conduct of its business of such kinds and in such amounts as is customary in the type of business in which it is engaged, but not less than that presently carried by it, which insurance (or self insurance reserves) may be added to from time to time in its discretion;

              4.2.14 TAVA ACQUISITION PROPOSALS.

                     4.2.14.1 NO SOLICITATION. Not directly or indirectly, or authorize or permit any of its respective agents to:
              (i) solicit, initiate, knowingly encourage (including by way of furnishing information) or take any other action to facilitate, any inquiry or the making of any proposal which constitutes, or may reasonably be expected to lead to, any acquisition or purchase of a substantial amount of assets of, or any equity interest in, TAVA or any merger, consolidation, business combination, sale of substantially all assets, sale of securities, recapitalization, liquidation, dissolution or similar transaction involving TAVA (other than the transactions contemplated by this Agreement) or any other material corporate transactions the consummation of which would, or could reasonably be expected to, impede, interfere with, prevent or materially delay the Merger (collectively, "TAVA TRANSACTION PROPOSALS") or agree to or endorse any TAVA Transaction Proposal or (ii) propose, enter into or participate in any discussions or negotiations regarding any of the foregoing, or furnish to another person any information with respect to its business, properties or assets or any of the foregoing, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, an effort or attempt by any other person to do or seek any of the foregoing, PROVIDED, HOWEVER, that the foregoing clauses (i) and (ii) shall not prohibit TAVA from (A) furnishing information concerning TAVA and its businesses, properties or assets to a third party who has made an inquiry concerning a TAVA Transaction Proposal or (B) engaging in discussions or negotiations with a third party who has made an inquiry concerning a TAVA Transaction, but in each case referred to in the foregoing clauses (A) and (B) only after
              (x) the board of directors of TAVA concludes in good faith following consultation with its outside counsel that such action is reasonably necessary in order for the board of directors of TAVA to comply with its fiduciary obligations to TAVA's stockholders under applicable law and (y) such third party shall have executed a confidentiality agreement in reasonably customary form. If the board of directors of TAVA receives a TAVA Transaction Proposal, then TAVA shall, as soon as is practicable and in no event later than twelve (12) hours after receipt of such proposal, inform Real Holdings of the terms and conditions of such proposal and the identity of the person making it and shall keep Real Holdings informed of the status and any changes in terms of any such TAVA Transaction Proposal and of the steps it is taking in response to such TAVA
              Transaction Proposal.  Nothing contained in this SECTION
              4.2.14.1 shall prohibit TAVA or its board of directors from making such disclosure to TAVA's stockholders or taking any action which, in the good faith judgment of TAVA's board of directors based on advice of its outside counsel, is required under applicable law, including Rules 14d-9 and 14e-2 promulgated under the Exchange Act. For purposes of this Agreement, the term "SUPERIOR TAVA TRANSACTION PROPOSAL" shall mean a BONA FIDE TAVA Transaction Proposal that the board of directors of TAVA determines in good faith after consultation with (and based in part on the advice of) its independent financial advisors to be more favorable to TAVA and TAVA's stockholders than the Merger, is reasonably capable of being financed and is not subject to any material contingencies relating to financing.

                     4.2.14.2 ACCEPTANCE OF SUPERIOR TAVA TRANSACTION PROPOSALS. If (i) this Agreement is terminated by TAVA or Real Holdings pursuant to SECTION 6.1.5 hereof or (ii) TAVA enters into an agreement which provides for Another TAVA Transaction (as defined below) or Another TAVA Transaction is consummated (in each case with any third party which after the date of this Agreement and before termination of this Agreement has communicated to it a TAVA Transaction Proposal), in either case within twelve months after the date of termination of this Agreement, then, in any such event unless this Agreement has been terminated solely due to TAVA's termination pursuant to SECTION 6.1.1, SECTION 6.1.4, SECTION 6.1.6, SECTION 6.1.7, or SECTION 6.1.9 TAVA shall pay to Real Holdings simultaneously with termination by TAVA in the case of the occurrence of any of the events specified in clause (i) above, and immediately upon the first to occur of the entering into an agreement providing for, or the consummation of, Another TAVA Transaction in the case of clause (ii) above
              (by wire transfer of immediately available funds to an account designated by Real Holdings for such purpose), a fee (the "BREAK-UP FEE") in an amount equal to Five Million Eight Hundred Thousand Dollars ($5,800,000). For purposes of this SECTION 4.2.14.2, the term "ANOTHER TAVA TRANSACTION" shall mean any transaction pursuant to which (i) any person, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act) (each, a "THIRD PARTY") acquires 50% or more of the outstanding TAVA Common Stock, (ii) a Third Party acquires 25% or more of the total assets of TAVA taken as a whole, (iii) a Third Party merges, consolidates or combines in any other way with TAVA other than in a transaction in which holders of TAVA Common
              Stock continue to own at least 75% of the equity of the surviving corporation, or (iv) TAVA distributes or transfers to its stockholders, by dividend or otherwise, assets constituting 25% or more of the market value or earning power of TAVA on a consolidated basis (it being understood that stock of Subsidiaries constitute assets of TAVA for purposes of this
              SECTION 4.2.14.2).

              4.2.15 NO AMENDMENT TO CERTIFICATE OF INCORPORATION, ETC. Without the consent of Real Holdings, not amend its certificate of incorporation or bylaws or other organizational documents or merge or consolidate with or into any other corporation or change in any manner the rights of its capital stock or the character of its business;

              4.2.16 NO ISSUANCE, SALE, OR PURCHASE OF SECURITIES. Without the consent of Real Holdings, not issue or sell, or issue options or rights to subscribe for, or enter into any contract or commitment to issue or sell (upon conversion or otherwise), any shares of its capital stock or subdivide or in any way reclassify any shares of its capital stock, or acquire, or agree to acquire, any shares of its capital stock; provided, that nothing in this SECTION 4.2.16 shall restrict or prohibit the issuance by TAVA of shares of TAVA Common Stock upon exercise of options previously granted under existing benefit plans or warrants previously issued to TAVA's lenders;

              4.2.17 PROHIBITION ON DIVIDENDS. Without the consent of Real Holdings, not declare or pay any dividend on shares of its capital stock or make any other distribution of assets to the holders thereof;

              4.2.18 SUPPLEMENTAL FINANCIAL STATEMENTS. Deliver to Real Holdings, within 90 days after the end of the fiscal year ended June 30, 1999 the audited consolidated financial statements of TAVA included in its report on Form 10-K. Deliver to Real Holdings, within 45 days after the end of each fiscal quarter of TAVA beginning March 31, 1999 and through the Effective Time, unaudited balance sheets and related unaudited statements of income, retained earnings and cash flows as of the end of each fiscal quarter of TAVA, and as of the corresponding fiscal quarter of the previous fiscal year. TAVA hereby represents and warrants that such unaudited financial statements shall
       (i) be complete in all material respects except for the omission of notes and schedules contained in audited financial statements, (ii) present fairly the financial condition of TAVA as at the dates indicated and the results of operations for the respective periods indicated (except for normal year-end adjustments which are not material), (iii) shall have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as noted therein and
       (iv) shall contain all adjustments which TAVA considers necessary for a fair presentation of its results for each respective fiscal period;

              4.2.19 NOTICE OF MATERIAL DEVELOPMENTS. Promptly furnish to Real Holdings copies of all communications from TAVA to its stockholders and all TAVA Reports. TAVA shall give prompt notice to Real Holdings of
       (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would cause any TAVA representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect (it being understood that any materiality qualifications contained in such representations and warranties shall be disregarded for this purpose) at or prior to the Effective Time and (ii) any material failure of TAVA to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this SECTION 4.2.19 shall not limit or otherwise affect the remedies available hereunder to Real Holdings;

              4.2.20 TAVA STOCKHOLDERS' MEETING. Call and hold a meeting of stockholders of TAVA within 45 days after the Commission has indicated that it has no further comments on the Proxy Statement for the purpose of considering and acting upon a proposal to adopt the Plan of Merger. The board of directors of TAVA shall recommend to the stockholders of TAVA the adoption of this Agreement by the stockholders of TAVA and shall not change such recommendation unless the board of directors of TAVA concludes in good faith following advice of its outside counsel, represented by a written opinion, that a change of recommendation is reasonably necessary in order for the board of directors of TAVA to comply with its fiduciary obligations to TAVA's stockholders under applicable law; or

              4.2.21 UNION CONTRACTS AND TAVA PLANS. Except as required by law, without the written consent of Real Holdings, not directly or indirectly
       (i) enter into or modify any collective bargaining agreement with any labor union or other representative of employees, (ii) increase the compensation or benefits of any employee of TAVA, (iii) amend or terminate any TAVA Plan, or (iv) enter into or adopt any new employee benefit plan, policy or arrangement.

            4.2.22 YEAR 2000 CONTRACTS. From the date hereof until the earlier of the termination of this Agreement or the Effective Time, TAVA shall not, and shall not permit any of its subsidiaries to, enter into any contract, agreement or binding commitment for the provision of services related to year 2000 compatibility or compliance, or where the stated purpose of such is year 2000 compatibility or compliance, as described in SECTION 2.12.10, other than contracts that are substantially in the form of the standard TAVA contracts for such services previously delivered to Real Holdings.

       4.3 ADDITIONAL AGREEMENTS OF REAL AND REAL HOLDINGS. Real and Real Holdings each agree that from the date hereof to the Effective Time, they will:

              4.3.1 NO DELAY. Not take any action or enter into any transaction which would materially affect the ability of Real Holdings to, or materially delay Real Holdings' ability to, complete the transactions contemplated by this Agreement;

              4.3.2 NOTICE OF MATERIAL DEVELOPMENTS. Real Holdings shall give prompt notice to TAVA of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would cause any Real Holdings representation or warranty contained in this Agreement to be untrue or inaccurate at or prior to the Effective Time and (ii) any material failure of Real Holdings to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
       SECTION 4.3.2 shall not limit or otherwise affect the remedies available hereunder to TAVA; and

              4.3.3 COMPLIANCE WITH AGREEMENT. At its expense, take all commercially reasonable actions as may be necessary (i) to ensure that the representations and warranties made by it herein are true and correct at the Effective Time, (ii) to fully perform all covenants made by it herein and (iii) to satisfy timely all other obligations imposed upon it by this Agreement.

              4.3.4 AVAILABILITY OF MERGER CONSIDERATION. Within three business days after the date on which all conditions precedent to the Merger set forth in Section 5.2 are satisfied, have available for transfer and deposit with the transfer agent at the Effective Time the aggregate Merger Consideration to be paid by Real Holdings pursuant to the Plan of Merger.

                                      ARTICLE V

                         CONDITIONS PRECEDENT TO OBLIGATIONS

       5.1 CONDITIONS PRECEDENT TO OBLIGATIONS OF TAVA. The obligations of TAVA to consummate and effect the Merger shall be subject to the satisfaction of the following conditions, or to the waiver thereof by TAVA in the manner contemplated by SECTION 6.4 before the Effective Time:

              5.1.1 REPRESENTATIONS AND WARRANTIES OF REAL AND REAL HOLDINGS TRUE AT EFFECTIVE TIME. The representations and warranties of Real, Real Holdings and Merger Sub herein contained shall be, in all respects, true as of and at the Effective Time with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement and except for those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such particular date), provided that any inaccuracies in such representations and warranties will be disregarded if the circumstances giving rise to all such inaccuracies (considered collectively) do not constitute, and are not reasonably expected to result in, a Material Adverse Effect on Real or Real Holdings
       (it being understood that any materiality qualifications contained in such representations and warranties shall be disregarded for this purpose); Real and Real Holdings shall have performed and complied, in all material respects, with all covenants required by this Agreement to be performed or complied with by Real or Real Holdings before the Effective Time; and Real Holdings shall have delivered to TAVA a certificate, dated the Effective Time and signed by its chairman of the board or chief executive officer and by its chief financial or accounting officer to both such effects.

              5.1.2  [Intentionally omitted]

              5.1.3 TAVA STOCKHOLDER APPROVAL. At the meeting of stockholders of TAVA to be held before the Effective Time, the Plan of Merger shall have been adopted by the requisite vote of stockholders of TAVA Common Stock under TAVA's certificate of incorporation and bylaws and the Act.

              5.1.4 HART-SCOTT-RODINO, ETC. All waiting periods required by HSR shall have expired with respect to the transactions contemplated by this Agreement, or early termination with respect thereto shall have been obtained without the imposition of any governmental request or order requiring the sale or disposition or holding separate (through a trust or otherwise) of particular assets or businesses of Real Holdings, its affiliates or any component of TAVA or other actions as a precondition to the expiration of any waiting period or the receipt of any necessary governmental approval or consent. In addition, any approvals required under any state or foreign laws comparable to HSR shall have been obtained.

       5.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF REAL HOLDINGS. The obligations of Real Holdings to consummate and effect the Merger shall be subject to the satisfaction of the following conditions, or to the waiver thereof by Real Holdings in the manner contemplated by SECTION 6.4 before the Effective Time:

              5.2.1 REPRESENTATIONS AND WARRANTIES OF TAVA TRUE AT EFFECTIVE TIME. The representations and warranties of TAVA herein contained shall be, in all respects, true as of and at the Effective Time with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement and except for those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such particular date), provided that any inaccuracies in such representations and warranties will be disregarded if the circumstances giving rise to all such inaccuracies (considered collectively) do not constitute, and are not reasonably expected to result in, a Material Adverse Effect on TAVA (it being understood that any materiality qualifications contained in such representations and warranties shall be disregarded for this purpose); TAVA shall have performed and complied, in all material respects, with all covenants required by this Agreement to be performed or complied with by TAVA before the Effective Time; and TAVA shall have delivered to Real Holdings a certificate, dated the

       Effective Time and signed by its chairman of the board or chief executive officer and by its chief financial or accounting officer to both such effects.

              5.2.2  NO MATERIAL LITIGATION.  (i) Except as set forth in Section
       2.17 of the TAVA Disclosure Schedule, no suit, action, or other proceeding shall be pending, or to TAVA's knowledge, threatened, before any court or governmental agency which could reasonably be expected to have a Material Adverse Effect on TAVA and (ii) no statute, rule, regulation, order or injunction shall have been enacted, entered, promulgated or enforced by any court or other tribunal or governmental body or authority which prohibits the consummation of the Merger substantially on the terms contemplated hereby.

              5.2.3 TAVA STOCKHOLDER APPROVAL. At the meeting of stockholders of TAVA to be held before the Effective Time, the Plan of Merger shall have been adopted by the requisite vote of stockholders of TAVA Common Stock under TAVA's certificate of incorporation and bylaws and the Act.


              5.2.4 HART-SCOTT-RODINO, ETC. All waiting periods required by HSR shall have expired with respect to the transactions contemplated by this Agreement, or early termination with respect thereto shall have been obtained without the imposition of any governmental request or order requiring the sale or disposition or holding separate (through a trust or otherwise) of particular assets or businesses of Real Holdings, its affiliates or any component of TAVA or other actions as a precondition to the expiration of any waiting period or the receipt of any necessary governmental approval or consent. In addition, any approvals required under any state or foreign laws comparable to HSR shall have been obtained.

              5.2.5 CONSENT OF CERTAIN PARTIES IN PRIVITY WITH TAVA. The holders of any material indebtedness of TAVA, the lessors of any material property leased by TAVA, and the other parties to any other material agreements to which TAVA is a party, whose consent to the Merger is required as set forth in the TAVA Disclosure Schedule, shall have consented to the Merger.

              5.2.6 AGREEMENTS WITH KEY PERSONNEL. Each of Doug Kelsall, John Jenkins, Larry Hagwood and Kevin Fallon shall have entered into employment agreements with Newco, in form and substance satisfactory to Newco, and Management Voting and Exchange Agreements, substantially in the form attached hereto as EXHIBIT D.

                                      ARTICLE VI

                             TERMINATION AND ABANDONMENT

       6.1 TERMINATION. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Merger abandoned at any time (whether before or after the approval of this Agreement by the stockholders of TAVA and Real Holdings) before the Effective Time:

              6.1.1 BY MUTUAL CONSENT. By mutual written consent of Real Holdings and TAVA.

              6.1.2 BY REAL HOLDINGS BECAUSE OF CONDITIONS PRECEDENT. By Real Holdings, if there has been a breach by TAVA of its representations, warranties, covenants, or agreements set forth in this Agreement if, as a result of such breach, the conditions set forth in SECTION 5.2.1 would not be satisfied, and TAVA fails to cure such breach within 15 business days after written notice thereof from Real Holdings (except that no cure period shall be provided for any breach by TAVA which by its nature cannot be cured).

              6.1.3 BY REAL HOLDINGS BECAUSE OF MATERIAL ADVERSE CHANGE. By Real Holdings, if there has been since December 31, 1998, a Material Adverse Change with respect to TAVA which condition or event shall not have been ameliorated such that it no longer constitutes a Material Adverse Change within fifteen (15) business days following receipt by TAVA of notice from Real Holdings (except that no cure period shall be provided for any Material Adverse Change which by its nature cannot be cured).

              6.1.4 BY TAVA BECAUSE OF CONDITIONS PRECEDENT. By TAVA, if there has been a breach by Real or Real Holdings of any of its representations, warranties, covenants or agreements set forth in this Agreement if, as a result of such breach, the conditions set forth in SECTION 5.1.1 would not be satisfied, and Real or Real Holdings fails to cure such breach within 15 business days after written notice thereof from TAVA (except that no cure period shall be provided for any breach by Real or Real Holdings which by its nature cannot be cured).

              6.1.5 BY TAVA OR REAL HOLDINGS BECAUSE OF A SUPERIOR TAVA TRANSACTION PROPOSAL. By TAVA or Real Holdings, if, before the Effective Time, TAVA's board of directors shall have withdrawn, withheld or modified in a manner adverse to Real Holdings its approval of this Agreement or the Merger solely to the extent permitted by the terms, conditions and procedures set forth in SECTION 4.2.14.1; PROVIDED, that this Agreement shall not be terminated pursuant to this SECTION 6.1.5 by TAVA unless TAVA has provided Real Holdings with two business days' prior written notice of its intention to accept a Superior TAVA Transaction Proposal, together with a detailed description of the terms and conditions of such Superior TAVA Transaction Proposal.

              6.1.6 BY REAL HOLDINGS OR TAVA BECAUSE OF STATUTE OR ORDER. By Real Holdings or TAVA if (i) a statute, rule, regulation or executive order shall have been enacted, entered or promulgated after the date of this Agreement (and shall remain in effect) prohibiting the consummation of the Merger substantially on the terms contemplated hereby or (ii) an order, decree, ruling or injunction shall have been entered by a court of competent jurisdiction after the date of this Agreement (and shall not have been vacated, withdrawn or overturned) permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger substantially on the terms contemplated hereby and such order, decree, ruling or injunction shall have become final and non-appealable; provided, that the party seeking to terminate this

       Agreement pursuant to this SECTION 6.1.6 shall have used its reasonable best efforts to remove such injunction order, decree, ruling or injunction.

              6.1.7 BY REAL HOLDINGS OR TAVA IF MERGER NOT EFFECTIVE BY SEPTEMBER 30, 1999. By either Real Holdings or TAVA, if all conditions to consummation of the Merger shall not have been satisfied or waived on or before September 30, 1999, other than as a result of a breach of this Agreement by the terminating party.

              6.1.8 BY REAL HOLDINGS OR TAVA IF MERGER NOT APPROVED BY STOCKHOLDERS. By either Real Holdings or TAVA if (i) a meeting of the stockholders of TAVA (including any adjournments thereof) shall have been held and completed and TAVA's stockholders shall have taken a final vote on a proposal to adopt the Plan of Merger and the Plan of Merger was not adopted by the requisite vote of holders of TAVA Common Stock under TAVA's certificate of incorporation and bylaws and the Act.

            6.1.9 BY TAVA BECAUSE OF MATERIAL ADVERSE CHANGE. By TAVA, if there has been since the date hereof, a Material Adverse Change with respect to Real or Real Holdings which condition or event shall not have been ameliorated such that it no longer constitutes a Material Adverse Change within fifteen (15) business days following receipt by Real and Real Holdings of notice from TAVA.

       6.2 TERMINATION BY BOARD OF DIRECTORS. An election of Real Holdings to terminate this Agreement and abandon the Merger as provided in
SECTION 6.1 shall be exercised on behalf of Real Holdings by its board of directors. An election of TAVA to terminate this Agreement and abandon the Merger as provided in SECTION 6.1 shall be exercised on behalf of TAVA by its board of directors.

       6.3 EFFECT OF TERMINATION. In the event of the termination and abandonment of this Agreement pursuant to and in accordance with the provisions of SECTION 6.1 hereof, this Agreement shall become void and have no effect, without any liability on the part of any party hereto (or its stockholders or controlling persons or directors or officers), except (i) the provisions of SECTION 4.2.14.2 shall survive such termination and abandonment and (ii) neither party shall be released or relieved from any liability arising from any breach by such party of any of its representations, warranties, covenants or agreements as set forth in this Agreement.

       6.4 WAIVER OF CONDITIONS. Subject to the requirements of any applicable law, any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its board of directors.

                                     ARTICLE VII
                                ADDITIONAL AGREEMENTS

       7.1    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

              7.1.1 From and after the Effective Time, Real shall cause the Surviving Corporation to indemnify and hold harmless each present and former director and officer of TAVA, determined as of the Effective Time, against any claims, losses, liabilities, damages, judgments, fines, fees, costs or expenses, including, without limitation, attorneys' fees and disbursements incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time (including, without limitation, the Merger, the preparation, filing and mailing of the Proxy Statement and the other transactions and actions contemplated by this Agreement), whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that TAVA would have been permitted, under applicable law, indemnification agreements existing on the date hereof, the certificate of incorporation or bylaws of TAVA in effect on the date hereof, to indemnify such person (and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification).

       7.1.2 From and after the Effective Time, Real shall cause the subsidiaries of the Surviving Corporation to indemnify and hold harmless each present and former director and officer of the subsidiaries of TAVA, determined as of the Effective Time, against any claims, losses, liabilities, damages, judgments, fines, fees, costs or expenses, including, without limitation, attorneys' fees and disbursements incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time (including, without limitation, the Merger, the preparation, filing and mailing of the Proxy Statement and the other transactions and actions contemplated by this Agreement), whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that such subsidiaries of TAVA would have been permitted, under applicable law, indemnification agreements existing on the date hereof, the certificate of incorporation or bylaws of such subsidiaries of TAVA in effect on the date hereof (or, in the event such subsidiaries shall amend their certificate of incorporation or bylaws before the Effective Time, to the fullest extent provided in such amended charter documents up to the maximum indemnification protection otherwise provided under the TAVA certificate of incorporation or bylaws in effect on the date hereof), to indemnify such person (and the subsidiaries of the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification).

              7.1.3 For a period of six (6) years after the Effective Time, Real shall cause the Surviving Corporation to maintain (to the extent available in the market) in effect a directors' and officers' liability insurance policy covering those directors and officers of TAVA and its subsidiaries who are currently covered by TAVA's directors' and officers' liability insurance policy (a copy of which has been heretofore delivered to Real Holdings) with coverage in amount and scope at least as favorable as TAVA's existing coverage (which coverage may also include an endorsement providing tail coverage extending the period in which claims may be made under such existing policy); provided that in no event shall Real Holdings be required to expend per year for such coverage more than an aggregate of 200% of the current annual premium expended by TAVA to provide such coverage and provided, further, that if the annual premiums of such insurance coverage exceed such amount, Real Holdings shall be obligated to obtain a policy with the best coverage available, in the reasonable judgment of the board of directors of Real Holdings, for a cost not exceeding such amount.

       7.2    STOCK OPTIONS.

              7.2.1 Prior to the Effective Time, TAVA shall (i) cause the Committee of the TAVA 1997 Stock Option and Stock Bonus Plan (the "1997 PLAN") to (a) accelerate the exercise period of all options issued under the 1997 Plan (or portions thereof) that are or will be exercisable as of the Effective Time, except for the options listed in SCHEDULE 7.2.1(a), so that such exercise period ends immediately prior to the Effective Time and all such unexercised options (or portions thereof) shall terminate immediately prior to the Effective Time, and (b) permit the holders of such options (or portions thereof) to exercise the options prior to the Effective Time, (ii) cause the holders of the options listed in SCHEDULE 7.2.1(b) to agree to surrender such options to TAVA and, immediately prior to the Effective Time, terminate such options, and (iii) cause the Board of Directors of TAVA, in accordance with the terms the TAVA 1998 Non-Employee Director Stock Option Plan (the "1998 PLAN"), to provide for the termination of all options issued under the 1998 Plan on the day immediately preceding the Effective Date (the "OPTION TERMINATION DATE"); provided that the holders of the options under the 1998 Plan shall have
       (a) the opportunity to exercise all exercisable options in the thirty day period prior to the Option Termination Date and (b) notice of such termination 30 days prior to the Option Termination Date.

              7.2.2  At the Effective Time, the Surviving Corporation shall
       (i) continue to maintain the 1997 Plan and the TAVA 1992 Incentive Stock Option Plan (the "1992 Plan") and all surviving options under such Plans and continue to maintain those Plans in accordance with their terms; provided, that adjustments to the terms of the Plans may be made as necessary in order for the Plans to apply to the stock of the Surviving Corporation, (ii) establish a new stock option plan (the "NEW STOCK OPTION PLAN"), and (iii) issue options under the New Stock Option Plan to the employees in the number, at the exercise price, and on the terms of the options set forth in SCHEDULE 7.2.1(b) and in accordance with the terms in the New Stock Option Plan.

       7.3 TAVA EMPLOYEE STOCK PURCHASE PLAN. As of the Effective Time, the ESPP and each other stock option plan (except for the 1997 Plan and the 1992 Plan) shall be terminated. The rights of participants in the ESPP with respect to any offering period underway under the ESPP immediately prior to the Effective Time shall be determined by treating the last business day prior to the Effective Time as the last day of such offering period and by making such other pro-rata adjustments as may be necessary to reflect the reduced offering period to the extent permitted by Section 423 of the Code but otherwise treating such offering period as a fully effective and completed offering period for all purposes of such plan. Prior to the Effective Time, TAVA shall take all actions (including, if appropriate, amending the terms of the ESPP) that are necessary to give effect to the transactions contemplated by this SECTION 7.3.

                                     ARTICLE VIII

                                    MISCELLANEOUS

       8.1 ENTIRETY. This Agreement and the attachments and Schedules thereto and that certain confidentiality agreement dated October 26, 1998 embody the entire agreement among the parties with respect to the subject matter hereof, and all prior agreements among the parties with respect thereto are hereby superseded in their entirety.

       8.2 COUNTERPARTS. Any number of counterparts of this Agreement may be executed and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

       8.3 NOTICES AND WAIVERS. Any notice or waiver to be given to any party hereto shall be in writing and shall be delivered by overnight courier, sent by facsimile transmission or first class registered or certified mail, postage prepaid.


                             IF TO REAL OR REAL HOLDINGS

Addressed to:                                    With a copy to:

Real Software Holdings North America, Inc.       Vinson & Elkins L.L.P.
818 Reoder Road, Suite 600                       One American Center
Silver Springs, Maryland 20910                   600 Congress Avenue, Suite 2700
                                                 Austin, Texas  78701
Attention:  Eric Cumming                         Attention:  Robert S. Baird and
                                                             Robert K. Hatcher
Facsimile:  301/608-2553                         Facsimile:  512/236-3210

                                      IF TO TAVA

Addressed to:                                    With a copy to:

TAVA Technologies, Inc.                          Baker & Hostetler, LLP
7887 E. Belleview Avenue, Suite 820              303 E. 17th Street, Suite 1100
Englewood, Colorado 80111                        Denver, Colorado 80203-1264

Attention:  John Jenkins                         Attention:  Thomas H. Maxfield
Facsimile:303/771-9786                           Facsimile:  303/861-2307

       Any communication so addressed and mailed by first-class registered or certified mail, postage prepaid, shall be deemed to be received on the fifth business day after so mailed, and if delivered by overnight courier or facsimile to such address, upon delivery during normal business hours on any business day.

       8.4 TERMINATION OF REPRESENTATIONS, WARRANTIES, ETC. The respective representations and warranties, covenants and agreements contained in this Agreement shall expire with, and be terminated and extinguished by, the Merger at the time of the consummation thereof on the Effective Time, PROVIDED, HOWEVER, that this SECTION 8.4 shall not limit or otherwise effect any covenant or agreement of the parties hereto which by its terms contemplates performance after the Effective Time or after termination of this Agreement.

       8.5 TABLE OF CONTENTS AND CAPTIONS. The table of contents and captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any article, section, or paragraph hereof.

       8.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

       8.7 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

       8.8 APPLICABLE LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to applicable principles of conflicts of law, except to the extent that the laws of Colorado are mandatorily applicable to the Merger. Each of the parties hereto hereby irrevocably submits to the jurisdiction of any state or Federal court located in the State of Colorado in any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in any such court and irrevocably waives and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment, or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Any judicial proceeding by TAVA against Real or Real Holdings or any affiliate thereof or by Real or Real Holdings against TAVA or any affiliate of TAVA involving, directly or indirectly, any matter arising out of or related to this Agreement shall be brought only in a state or Federal court located in the United States.

       8.9 PUBLIC ANNOUNCEMENTS. The parties agree that before the Effective Time that they shall consult with each other before the making of any public announcement regarding the existence of this Agreement, the contents hereof or the transactions contemplated hereby, and to obtain the prior approval of the other party as to the content of such announcement, which approval shall not be unreasonably withheld. However, the foregoing shall not apply to any announcement or written statement which, upon the written advice of counsel, is required by law to be made, except that the party required to make such announcement shall, whenever practicable, consult with and solicit prior approval from such other party concerning the timing and content of such legally required announcement or statement before it is made.

       8.10 DEFINITIONS. The following terms are defined in the indicated place:

                                                          Section or
      Term                                                Paragraph
      ----                                                ----------
       Act . . . . . . . . . . . . . . . . . . . . . . .  Premises
       Agreement . . . . . . . . . . . . . . . . . . . .  Premises
       Another TAVA Transaction  . . . . . . . . . . . .  4.3.6.2
       Applicable Environmental Laws . . . . . . . . . .  2.18.3
       Break-Up Fee  . . . . . . . . . . . . . . . . . .  4.3.6.2
       Closing . . . . . . . . . . . . . . . . . . . . .  1.2
       Closing Date  . . . . . . . . . . . . . . . . . .  1.2
       Code  . . . . . . . . . . . . . . . . . . . . . .  2.21.1
       Commission  . . . . . . . . . . . . . . . . . . .  2.5
       Current TAVA Employee Benefit Plan  . . . . . . .  2.21.1
       Current Real Holdings Employee Benefit Plan . . .  3.8.1
       Effective Time  . . . . . . . . . . . . . . . . .  1.3
       Encumbrance . . . . . . . . . . . . . . . . . . .  2.4
       ERISA . . . . . . . . . . . . . . . . . . . . . .  2.21.1
       ESPP  . . . . . . . . . . . . . . . . . . . . . .  2.10.4
       Exchange Act  . . . . . . . . . . . . . . . . . .  2.2.2

       Real Holdings Disclosure Schedule . . . . . . . .  Article III
       HSR . . . . . . . . . . . . . . . . . . . . . . .  2.2.2
       Intellectual Property . . . . . . . . . . . . . .  2.12.1
       Licenses  . . . . . . . . . . . . . . . . . . . .  2.14.1
       Marketing Agreements  . . . . . . . . . . . . . .  2.14.2
       Material Adverse Effect . . . . . . . . . . . . .  1.4
       Merger  . . . . . . . . . . . . . . . . . . . . .  1.1
       Merging Corporations  . . . . . . . . . . . . . .  Premises
       OSHA  . . . . . . . . . . . . . . . . . . . . . .  2.19
       PBGC  . . . . . . . . . . . . . . . . . . . . . .  2.21.3
       Plan of Merger  . . . . . . . . . . . . . . . . .  Premises
       Proxy Statement . . . . . . . . . . . . . . . . .  2.24
       Securities Act  . . . . . . . . . . . . . . . . .  2.5
       Software Programs . . . . . . . . . . . . . . . .  2.12.1
       Standard Licenses . . . . . . . . . . . . . . . .  2.14.1
       Superior TAVA Transaction Proposal  . . . . . . .  4.3.6.1
       Surviving Corporation . . . . . . . . . . . . . .  1.1
       Tax . . . . . . . . . . . . . . . . . . . . . . .  2.11.1
       Tax Returns . . . . . . . . . . . . . . . . . . .  2.11.1
       TAVA Common Stock . . . . . . . . . . . . . . . .  2.3
       TAVA Commonly Controlled Entity . . . . . . . . .  2.19
       TAVA Employee Benefit Plan  . . . . . . . . . . .  2.19
       TAVA Disclosure Schedule  . . . . . . . . . . . .  Article II
       TAVA Reports  . . . . . . . . . . . . . . . . . .  2.5
       TAVA Transaction Proposals  . . . . . . . . . . .  4.3.6.1
       Technical Documentation . . . . . . . . . . . . .  2.13
       Third Party . . . . . . . . . . . . . . . . . . .  4.3.6.2
       Year 2000 Compliant . . . . . . . . . . . . . . .  2.12.10


       IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be duly executed as of the date first above written.

                                          REAL SOFTWARE NV


                                          By:    /s/ Rudy Hageman
                                          Name:  Rudy Hageman
                                          Title: President



                                          REAL SOFTWARE HOLDINGS NORTH AMERICA,
                                          INC.


                                          By:
                                          Name:
                                          Title:


                                          REAL ACQUISITION SUB #1, INC.


                                          By:
                                          Name:
                                          Title:



                                          TAVA TECHNOLOGIES, INC.


                                          By:
                                          Name:
                                          Title:

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be duly executed as of the date first above written.

                                          REAL SOFTWARE NV


                                          By:
                                          Name:
                                          Title:



                                          REAL SOFTWARE HOLDINGS NORTH AMERICA,
                                          INC.


                                          By:    /s/ Eric J. Cumming
                                          Name:  Eric J. Cumming
                                          Title: President


                                          REAL ACQUISITION SUB #1, INC.


                                          By:    /s/ Eric J. Cumming
                                          Name:  Eric J. Cumming
                                          Title: President



                                          TAVA TECHNOLOGIES, INC.


                                          By:
                                          Name:
                                          Title:

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be duly executed as of the date first above written.

                                          REAL SOFTWARE NV


                                          By:
                                          Name:
                                          Title:



                                          REAL SOFTWARE HOLDINGS NORTH AMERICA,
                                          INC.


                                          By:
                                          Name:
                                          Title:


                                          REAL ACQUISITION SUB #1, INC.


                                          By:
                                          Name:
                                          Title:



                                          TAVA TECHNOLOGIES, INC.


                                          By:    /s/ John Jenkins
                                          Name:  John Jenkins
                                          Title: CEO & President

                                                                ANNEX B

                                     EXHIBIT A

                             PLAN AND AGREEMENT OF MERGER

                             Merging Merger Sub into TAVA


       THIS PLAN AND AGREEMENT OF MERGER, dated as of _____ __, 1999 (this "PLAN OF MERGER"), is by and between Real Acquisition Sub #1, Inc., a Colorado corporation ("MERGER SUB") and a wholly owned subsidiary of Real Software Holdings North America, Inc., a Delaware corporation ("REAL HOLDINGS"), and TAVA Technologies, Inc., a Colorado corporation ("TAVA"). Merger Sub and TAVA are hereinafter sometimes referred to as the "MERGING CORPORATIONS."

                                PRELIMINARY STATEMENT

       This Plan of Merger is being entered into pursuant to an Agreement and Plan of Reorganization dated as of April ___, 1999 (the "AGREEMENT") among Real Software NV, Real Holdings, Merger Sub and TAVA.

       The authorized capital stock of Merger Sub consists of 100,000,000 shares of common stock, par value $.01 per share ("Merger Sub Common Stock"), of which 100 shares are outstanding, all of which are owned by Real Holdings. The authorized capital stock of TAVA consists of 10,000,000 shares of preferred stock, par value $.0001 per share, of which no shares are issued and outstanding, and 200,000,000 shares of common stock, par value $.0001 per share ("TAVA COMMON STOCK"), of which ________ shares are issued and outstanding and an additional ___________ shares are reserved for issuance in conjunction with various employee benefit plans, and __________ shares are reserved for issuance pursuant to various warrants, and no shares are held in TAVA's treasury.

       The Boards of Directors of each of the Merging Corporations, respectively, have approved the Agreement and this Plan of Merger.

       Accordingly, in consideration of the premises, and the mutual covenants and agreements herein contained, the parties hereto hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                      ARTICLE I

                                      THE MERGER

       1.1 SURVIVING CORPORATION. Subject to the adoption and approval of this Plan of Merger by the requisite vote of the stockholders of each of the Merging Corporations and to the other conditions hereinafter set forth, Merger Sub and TAVA shall be, upon the Effective Time (as defined in SECTION
1.3 hereof), merged into a single surviving corporation, which shall be TAVA (the "SURVIVING CORPORATION"), one of the Merging Corporations, which shall continue its corporate existence and become a Colorado corporation governed by and subject to the laws of that state.

       1.2 STOCKHOLDER APPROVAL. This Agreement shall be submitted for adoption and approval by the stockholders of each of the Merging Corporations in accordance with their respective certificates of incorporation and the applicable laws of the State of Colorado.

       1.3 EFFECTIVE TIME. The merger of Merger Sub with and into TAVA (the "MERGER") shall become effective upon the filing of a Certificate of Merger with the Secretary of State of the State Colorado in accordance with
Section 7-111-105 of the Colorado Business Corporation Act. The time at which the Merger shall become effective is referred to in this Agreement as the "EFFECTIVE TIME."

       1.4 NAME AND CONTINUED CORPORATE EXISTENCE OF SURVIVING CORPORATION. At the Effective Time, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of TAVA shall continue unaffected and unimpaired by the Merger, and the corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of Merger Sub shall be wholly merged into TAVA and TAVA shall be fully vested therewith. Accordingly, at the Effective Time, the separate existence of Merger Sub shall cease.

       1.5 GOVERNING LAW AND CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION. The laws of the State of Colorado shall govern the Surviving Corporation. At the Effective Time, the Certificate of Incorporation of Merger Sub shall be the certificate of incorporation of the Surviving Corporation until further amended in the manner provided by law, provided that at the Effective Time the certificate of incorporation of the Surviving Corporation shall be amended so that the name of the Surviving Corporation shall be "TAVA Technologies, Inc."

       1.6 BYLAWS OF SURVIVING CORPORATION. Effective as of the Effective Time, the bylaws of Merger Sub shall be the bylaws of the Surviving Corporation until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the certificate of incorporation and the bylaws.

       1.7    DIRECTORS OF SURVIVING CORPORATION.

              1.7.1 DIRECTORS OF SURVIVING CORPORATION. The board of directors of the Surviving Corporation, who shall hold office until the first annual meeting of stockholders of the Surviving Corporation next following the Effective Time, shall be the board of directors of Merger Sub.

              1.7.2. VACANCIES. At or after the Effective Time, if a vacancy shall exist for any reason in the board of directors of the Surviving Corporation, such vacancy shall be filled in the manner provided in the certificate of incorporation and/or bylaws of the Surviving Corporation.

       1.8 CAPITAL STOCK OF SURVIVING CORPORATION. The authorized number of shares of capital stock of the Surviving Corporation, and the par value, designations, preferences, rights, and limitations thereof, and the express terms thereof, shall be as set forth in the certificate of incorporation.

       1.9    CONVERSION OF SECURITIES UPON MERGER.

              1.9.1 GENERAL. The manner and basis of converting the issued and outstanding shares of the capital stock of TAVA and Merger Sub shall be as hereinafter set forth in this SECTION 1.9.

              1.9.2 CONVERSION OF TAVA COMMON STOCK. At the Effective Time, each share of TAVA Common Stock issued and outstanding immediately prior to the Effective Time (other than 338,691 shares of TAVA Common Stock held beneficially or of record by Kevin Fallon (the "SURVIVING COMMON STOCK")), other than shares of TAVA Common Stock owned or held of record by Real Holdings, without any action on the part of the holders thereof, shall automatically become and be converted into the right to receive $8.00 payable in cash to the holder thereof without interest thereon (the "MERGER CONSIDERATION"). As of the Effective Time, all such shares of TAVA Common Stock (other than the Surviving Common Stock), including shares owned or held of record by Real Holdings, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of TAVA Common Stock (the "CERTIFICATES") shall cease to have any rights with respect thereto, except the right to receive: (i) any unpaid dividends payable on the TAVA Common Stock and (ii) cash in an amount equal to the product that is obtained by multiplying (A) the Merger Consideration by (B) the whole number of shares of TAVA Common Stock surrendered. At the Effective Time and thereafter, each share of Surviving Common Stock shall not be converted and shall continue as Common Stock of the Surviving Corporation.

              1.9.3 EXCHANGE OF TAVA COMMON STOCK CERTIFICATES. Prior to the Effective Time, Real Holdings (after consultation with and approval of TAVA) shall select a reputable bank or trust company to act as the exchange agent under the Agreement and this Plan of Merger. As of the Effective Time, Real Holdings shall deposit with the exchange agent, for the benefit of holders of shares of TAVA Common Stock, for exchange in accordance with the Agreement and this Plan of Merger, the Merger Consideration for each issued and outstanding share of TAVA Common Stock. Promptly after the Effective Time, Real Holdings shall cause the exchange agent to mail to each person who was, immediately prior to the Effective Time, a holder of record of TAVA Common Stock a form of letter of transmittal (mutually agreed to by Real Holdings and TAVA) and instructions for use in effecting the surrender of stock certificates that, prior to the Effective Time, represented shares of TAVA Common Stock, in exchange for cash payment of the Merger Consideration. Commencing at the Effective Time, each holder of an outstanding certificate or certificates theretofore representing shares of TAVA Common Stock may surrender the same to the exchange agent, and such holder shall be entitled upon such surrender to receive in exchange therefor cash in an amount equal to the product that is obtained by multiplying (A) the Merger Consideration by (B) the whole number of shares of TAVA Common Stock surrendered, and any unpaid dividends payable in accordance with the Agreement or this Plan of Merger.
       However, before surrender, each outstanding certificate representing issued and outstanding TAVA Common Stock shall after the Effective Time be deemed, for all purposes, only to evidence such right to receive cash. In the event of a transfer of ownership of TAVA Common Stock which is not registered in the transfer records of TAVA, the Merger Consideration may be paid to a person other than the person in whose name the certificate so surrendered is registered, if, upon presentation to the exchange agent, such certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of such certificate or establish to the reasonable satisfaction of Real Holdings that such tax has been paid or is not applicable. If any stock certificate that, prior to the Effective Time, represented shares of TAVA Common Stock shall have been lost, stolen or destroyed, then, upon the making of an affidavit of that fact by the person claiming such stock certificate to be lost, stolen or destroyed (and, if required by Real Holdings, the posting by such person of a bond in such reasonable amount as Real Holdings may direct as indemnity against any claim that may be made against it with respect to such stock certificate), Real Holdings shall cause the exchange agent to issue in exchange for such lost, stolen or destroyed stock certificate the Merger Consideration payable for such lost, stolen or destroyed certificate in accordance with the Agreement and this Plan of Merger.

              1.9.4 CONVERSION OF MERGER SUB COMMON STOCK. At the Effective Time, each share of Merger Sub Common Stock then issued and outstanding, without any action on the part of the holder thereof, shall automatically become and be converted into one share of Common Stock of the Surviving Corporation.

       1.10   ASSETS AND LIABILITIES.

              1.10.1 ASSETS AND LIABILITIES OF MERGING CORPORATIONS BECOME THOSE OF SURVIVING CORPORATION. At the Effective Time, all rights, privileges, powers, immunities, and franchises of each of the Merging Corporations, both of a public and private nature, and all property, real, personal, and mixed, and all debts due on whatever account, as well as stock subscriptions and all other chooses or things in action, and all and every other interest of or belonging to or due to either of the Merging Corporations, shall be taken by and shall be vested in the Surviving Corporation without further act or deed, and all such rights, privileges, powers, immunities, and franchises, property, debts, choses or things in action, and all and every other interest of each of the Merging Corporations shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective Merging Corporations, and the title to any real or other property, or any interest therein, whether vested by deed or otherwise, in either of the Merging Corporations, shall not revert or be in any way impaired by reason of the merger, PROVIDED, HOWEVER, that all rights of creditors and all liens upon any properties of each of the Merging Corporations shall be preserved unimpaired, and all debts, liabilities, restrictions, obligations, and duties of the respective Merging Corporations, including, without limitation, all obligations, liabilities and duties as lessee under any existing lease, shall thenceforth attach to the Surviving Corporation and may be enforced against and by it to the same extent as if such debts, liabilities, duties, restrictions and obligations had been incurred or contracted by it. Any action or proceeding pending by or against either of the Merging Corporations may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted in place of either of the Merging Corporations.

              1.10.2 CONVEYANCES TO SURVIVING CORPORATION. The Merging Corporations hereby agree, respectively, that from time to time, as and when requested by the Surviving Corporation, or by its successors and assigns, they will execute and deliver or cause to be executed and delivered, all such deeds, conveyances, assignments, permits, licenses and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation, its successors or assigns, may deem necessary or desirable to vest or perfect in or confirm to the Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, immunities, franchises, and interests referred to in this SECTION 1.10.2 and otherwise carry out the intent and purposes of this Agreement.

              1.10.3 ACCOUNTING TREATMENT. The assets and liabilities of the Merging Corporations shall be taken up on the books of the Surviving Corporation in accordance with generally accepted accounting principles, and the capital surplus and retained earnings accounts of the Surviving Corporation shall be determined, in accordance with generally accepted accounting principles, by the board of directors of the Surviving Corporation. Nothing herein shall prevent the board of directors of the Surviving Corporation from making any future changes in its accounts in accordance with law.

              1.10.4 UNCLAIMED MERGER CONSIDERATION; NO ESCHEAT. Subject to any contrary provision of governing law, all consideration deposited with the exchange agent or held by Real Holdings for the payment of the consideration into which the outstanding shares of TAVA Common Stock shall have been converted, and remaining unclaimed for one year after the Effective Time, shall be paid or delivered to Real Holdings; and the holder of any unexchanged certificate or certificates which before the Effective Time represented shares of TAVA Common Stock shall thereafter look only to Real Holdings for exchange or payment thereof upon surrender of such certificate or certificates to Real Holdings.

       1.11 TAKING OF NECESSARY ACTION; FURTHER ACTION. Real Holdings, Merger Sub and TAVA shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger as promptly as possible. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of TAVA or Merger Sub, such corporations shall direct their respective officers and directors to take all such lawful and necessary action.

                                      ARTICLE II

                                    MISCELLANEOUS

       2.1 COUNTERPARTS. This Plan of Merger may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties.

       2.2 GOVERNING LAW. This Plan of Merger shall be governed by and construed in accordance with the laws of the State of Colorado.

       2.3 WAIVER AND AMENDMENT. Any provision of this Plan of Merger may be waived at any time by the party that is, or whose stockholders are, entitled to the benefits thereof. This Plan of Merger may not be amended or supplemented at any time, except by an instrument in writing signed on behalf of each party hereto. The waiver by any party hereto of any condition or of a breach of another provision of this Plan of Merger shall not operate or be construed as a waiver of any other condition or subsequent breach. The waiver by any party hereto of any of the conditions precedent to its obligations under this Plan of Merger shall not preclude it from seeking redress for breach of this Plan of Merger other than with respect to the condition so waived.

       IN WITNESS WHEREOF, the parties hereto have caused this Plan of Merger to be duly executed as of the date first above written.


                                       REAL ACQUISITION SUB #1, INC.
                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------


                                       TAVA TECHNOLOGIES, INC.
                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------

                                SCHEDULE 7.2.1(a)

                         OPTIONS THAT DO NOT ACCELERATE

                          OPTIONS HELD BY JOHN JENKINS

Grant Date          Expiration        Plan        Type          Options          Option Price           Vesting
                       Date                                   Outstanding
---------------------------------------------------------------------------------------------------------------
1/28/1997            1/28/2008                     NQ           200,000             $2.50               Current
1/28/1997            1/28/2007                     NQ           150,000             $2.50               Current
1/28/1997            1/28/2007                     NQ            86,260             $2.50               Current

                          OPTIONS HELD BY DOUG KELSALL

Grant Date          Expiration        Plan        Type          Options          Option Price     Vesting1
                       Date                                   Outstanding
---------------------------------------------------------------------------------------------------------------
2/17/1999            2/17/2007                     NQ            23,367             $5.81          7,789 on 2/17/00
                                                                                                   7,789 on 2/17/01
                                                                                                   7,789 on 2/17/02
2/17/1999            2/17/2007                 Incentive         51,633             $5.81          17,211 on 2/17/00
                                                                                                   17,211 on 2/17/01
                                                                                                   12,211 on 2/17/02
5/5/1997              5/4/2007                     NQ           100,000             $2.49          100,000 on 5/5/99
5/5/1997              5/4/2007                     NQ            27,721             $2.13               Current


                          OPTION HELD BY LARRY HAGEWOOD

Grant Date          Expiration        Plan        Type          Options          Option Price     Vesting2
                       Date                                   Outstanding
---------------------------------------------------------------------------------------------------------------
7/15/1997            7/15/2007                     NQ            75,000             $3.66          75,000 on 7/15/99
7/15/1997            7/15/2007                     NQ            16,173             $3.14               Current


                          OPTIONS HELD BY KEVIN FALLON

Grant Date          Expiration        Plan        Type          Options          Option Price           Vesting
                       Date                                   Outstanding
---------------------------------------------------------------------------------------------------------------
2/8/1997             11/30/2006                    NQ            66,666             $2.25               Current
2/8/1997             11/30/2006                    NQ            66,667             $2.25               Current
2/8/1997             11/30/2006                    NQ            36,897             $2.25               Current


-------------------
1 Pursuant to the Employment Agreement of Mr. Kelsall, all outstanding options vest upon the Effective Time.
2 Pursuant to the Employment Agreement of Mr. Hagewood, all outstanding options vest upon the Effective Time.

                                SCHEDULE 7.2.1(b)

                   OPTIONS THAT ARE SURRENDERED AND TERMINATED

                          OPTIONS HELD BY JOHN JENKINS

Grant Date          Expiration        Plan        Type          Options          Option Price           Vesting
                       Date                                   Outstanding
---------------------------------------------------------------------------------------------------------------
1/28/1997            1/28/2008                     NQ           200,000             $2.50               Current
1/28/1997            1/28/2007                     NQ           150,000             $2.50               Current
1/28/1997            1/28/2007                     NQ            86,260             $2.50               Current

                          OPTIONS HELD BY DOUG KELSALL

Grant Date          Expiration        Plan        Type          Options          Option Price           Vesting
                       Date                                   Outstanding
---------------------------------------------------------------------------------------------------------------
2/17/1999            2/17/2007                     NQ            23,367             $5.81          7,789 on 2/17/00
                                                                                                   7,789 on 2/17/01
                                                                                                   7,789 on 2/17/02
5/5/1997              5/4/2007                     NQ           100,000             $2.49          100,000 on 5/5/99
5/5/1997              5/4/2007                     NQ            27,721             $2.13               Current

                          OPTION HELD BY LARRY HAGEWOOD

Grant Date          Expiration        Plan        Type          Options          Option Price           Vesting
                       Date                                   Outstanding
---------------------------------------------------------------------------------------------------------------
7/15/1997            7/15/2007                     NQ            75,000             $3.66          75,000 on 7/15/99
7/15/1997            7/15/2007                     NQ            16,173             $3.14               Current

                          OPTIONS HELD BY KEVIN FALLON

Grant Date          Expiration        Plan        Type          Options          Option Price           Vesting
                       Date                                   Outstanding
---------------------------------------------------------------------------------------------------------------
2/8/1997             11/30/2006                    NQ            66,666             $2.25               Current
2/8/1997             11/30/2006                    NQ            66,667             $2.25               Current
2/8/1997             11/30/2006                    NQ            36,897             $2.25               Current

                                                                        ANNEX C

                            COLORADO REVISED STATUTES

                                     TITLE 7
                    CORPORATIONS AND ASSOCIATIONS CORPORATIONS
                          COLORADO BUSINESS CORPORATIONS
                         ARTICLE 113.  DISSENTERS' RIGHTS

7-113-101. DEFINITIONS

For purposes of this article:

    (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

    (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

    (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

    (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

    (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

    (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

    (a) Consummation of a plan of merger to which the corporation is a party if:

    (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

    (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

    (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

    (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

    (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

    (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

    (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

    (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

    (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

    (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

    (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

    (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

    (c)  Cash in lieu of fractional shares; or

    (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

    (2) (Deleted by amendment, L. 96, p. 1321, Section 30, effective June 1, 1996.)

    (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

    (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

    (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection
(1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

    (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

    (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

    (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

    (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

    (2)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

    (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

    (b)  Not vote the shares in favor of the proposed corporate action.

    (2)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

    (3)  A shareholder who does not satisfy the requirements of subsection
(1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

    (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

    (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

    (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

    (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

    (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

    (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

    (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

    (g)  Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

    (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

    (b)  Deposit the shareholder's certificates for certificated shares.

    (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

    (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

    (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

    (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

    (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

    (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

    (b) A statement of the corporation's estimate of the fair value of the shares;

    (c)  An explanation of how the interest was calculated;

    (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

    (e)  A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

    (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

(1)  The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

    (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206
(2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

    (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

    (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

    (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

    (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301. COURT ACTION

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

    (2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

    (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

    (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

    (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

    (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

    (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

    (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

    (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                                                ANNEX D

                   FORM OF MANAGEMENT VOTING AND EXCHANGE AGREEMENT


       THIS MANAGEMENT VOTING AND EXCHANGE AGREEMENT (this "Agreement"), dated as of April 20, 1999, is made by and between Real Acquisition Sub #1, Inc., a Colorado corporation ("Merger Sub"), and _________________________ ("Executive").

                                 W I T N E S S E T H:

       WHEREAS, Real Software NV, a Belgium corporation ("Real"), Real Software Holdings North America, Inc., a Delaware corporation ("Real Holdings"), Merger Sub and TAVA Technologies, Inc., a Colorado corporation ("TAVA"), are entering into an Agreement and Plan of Reorganization dated as of the date hereof (as amended from time to time pursuant thereto, the "Reorganization Agreement"), pursuant to which Merger Sub will merge with and into TAVA (the "Merger") and all of the outstanding shares (other than certain shares designated in the Plan of Merger) and, except as provided herein, vested options to acquire shares of TAVA stock will be effectively converted into the right to receive $8.00 (the "Merger Consideration") per share, less the exercise price per share of any such options;

       WHEREAS, Executive is currently the Chief Financial Officer and Secretary of TAVA and is the holder of options to purchase _____ shares of TAVA Common Stock and the direct or indirect record holder of ________ shares of Common Stock, par value $0.0001 per share, of TAVA (the "TAVA Common Stock) (such shares of TAVA Common Stock, together with any shares of capital stock of TAVA acquired by Executive after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Stockholder Shares");

       WHEREAS, Merger Sub and Executive will execute an Employment Agreement whereby Executive will become an employee of the corporation surviving the Merger (the "Surviving Corporation"); and

       WHEREAS, Real and Merger Sub are unwilling to proceed with the Merger unless provision is made for continuity of management of TAVA and the Surviving Corporation and Real and Merger Sub have required, as an indication of Executive's willingness to continue as an employee of the Surviving Corporation, that Executive maintain a substantial percentage of his interest in TAVA and the Surviving Corporation, and as a condition to the willingness of Real and Merger Sub to enter into the Reorganization Agreement, and as an inducement to them to do so, Executive has agreed to the provisions set forth in this Agreement;

       NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows (terms defined in the Reorganization Agreement and used but not defined herein having the meanings assigned to such terms in the Reorganization Agreement):

                                      ARTICLE I.
                                       EXCHANGE

     1.1 EXCHANGE OF SECURITIES. Immediately prior to the Effective Time, Executive shall surrender to TAVA the options to purchase shares of TAVA Common Stock listed on EXHIBIT A and Merger Sub shall irrevocably grant and issue to Executive an equal number of options to purchase Surviving Corporation Common Stock (the "New Options"), with equivalent terms, vesting schedules and exercise prices, under a Stock Option Plan of Merger Sub. The New Options shall not be treated as incentive stock options within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Executive understands and agrees that, pursuant to the Merger and the terms of such options, the options to purchase TAVA Common Stock set forth on EXHIBIT B shall not be converted into the right to receive the Merger Consideration and shall continue to remain outstanding, unaffected by the Merger, with the same terms (including vesting terms) as existed for such options immediately prior to the Merger. Executive shall not exercise, amend or otherwise change the status of such options prior to or at the Effective Time. The Surviving Corporation Common Stock issuable upon exercise of the New Options is referred to as the "Exchange Stock."

     1.2 STATUS OF STOCK. Executive understands that at the time of the execution of this Agreement the Exchange Stock has not been registered under the Securities Act of 1933 (the "Securities Act") or any state securities law, and that the Surviving Corporation does not currently intend to effect any such registration. Executive agrees that the shares of Exchange Stock are and shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Executive also agrees that the shares of Exchange Stock will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

     1.3 CERTAIN RESTRICTIONS. Executive agrees (i) that the certificates representing the shares of Exchange Stock may bear such legend or legends as the Surviving Corporation deems appropriate in order to assure compliance with applicable securities laws, (ii) that Executive may not transfer shares of Exchanged Stock, and the Surviving Corporation may refuse to register any such transfer on its stock transfer records, unless Executive provides the Surviving Corporation with a written opinion of legal counsel, satisfactory to the Surviving Corporation, addressed to the Surviving Corporation and satisfactory in form and substance to the Surviving Corporation, to the effect that the proposed transfer may be made without registration under the Securities Act, and (iii) that the Surviving Corporation may give related instructions to its transfer agent, if any, to stop registration of any such transfer of the shares of Exchange Stock.

     1.4 CASHLESS EXERCISE. For a period of sixty (60) days beginning on the date that is twenty two (22) months from the Effective Time, Executive shall have the option to exercise any or all of the New Options which are vested at such time, and pay the exercise price of such exercised New Options in the form of a recourse note to the Surviving Corporation, secured by the shares of Surviving Corporation Common Stock issuable upon exercise of such New Options. In addition, to the extent that the exercise of such New Options result in ordinary income to the Executive for which the Surviving Corporation must satisfy withholding obligations under applicable tax laws or regulations, the Surviving
Corporation shall loan to Executive the cash in the amount of such withholding obligations resulting from such exercise. The original principal amount of the note issued by Executive to the Surviving Corporation shall equal the exercise price of the exercised New Options, plus the amount loaned by the Surviving Corporation to the Executive pursuant to the immediately preceding sentence. Such note shall bear interest at the rate the Surviving Corporation pays interest to its general unsecured creditors and shall mature, and the full principal amount, plus all accrued but unpaid interest, shall become due and payable, on the date which is five (5) years after the issuance of such note; PROVIDED, that Executive may prepay such note at any time or from time to time without penalty and Executive shall apply (i) with respect to shares of Surviving Corporation Common Stock subject to pledge under this SECTION 1.4, the portion of proceeds of any sale, transfer or further encumbrance of such shares representing the portion of the loan attributable to such shares, which shall be the exercise price and the withholding tax payable in respect of such shares, and (ii) a pro rata portion of any proceeds from any sale, transfer or encumbrance of any other shares of Surviving Corporation Common Stock, in each case to repay the principal and interest on the note.

     1.5      VALUATION ON EXERCISE OF OPTIONS.

              (a) Upon exercise of New Options, the principles to be applied in determining the value of the Surviving Corporation Common Stock issued to Executive upon such exercise to be used for tax reporting purposes shall include that the value shall be subject to a discount of 45% in the first year following the Merger, 35% in the second year and 25% in the third year arising out of the facts that (1) the Surviving Corporation is not a reporting company under the Securities Exchange Act of 1934 or other applicable laws, and (2) the price Real Holdings is willing to pay Executive for such shares in the first three years following the Merger reflects a percentage of the full value; PROVIDED, that if the Surviving Corporation Common Stock issued to Executive is able to be sold, without any remaining conditions to such sale, to Real Holdings pursuant to Sections 1.3.1, 1.3.2 or 1.3.3 of the Shareholders Agreement for the Surviving Corporation, then the value of such shares shall equal the price that would be payable by Real Holdings. The valuation from which any discount required by the preceding sentence is taken shall be the Fair Market Value per share provided in Section 1.7 of the Shareholders Agreement.

              (b) If the Surviving Corporation shall determine that the valuation of the Surviving Corporation Common Stock as determined under
       SECTION 1.5(a) is manifestly unreasonable as a result of any circumstance, the Surviving Corporation may report on the basis of the closest valuation that the Surviving Corporation determines to not be manifestly unreasonable.

              (c) If (i) either (a) the Internal Revenue Service on audit of Executive or Surviving Corporation determines that the amount of income to Executive and/or compensation expense to Surviving Corporation should be higher than the amount determined under SECTION 1.5(a) or (b) the Surviving Corporation, pursuant to SECTION 1.5(b), reports a valuation higher than the valuation determined pursuant to SECTION 1.5(a), and
       (ii) as a result, Executive is required to pay additional tax on income with respect to the exercise and Surviving Corporation is required to pay less tax as a result of higher compensation expense with respect to the exercise, then (iii) Surviving Corporation shall pay the amount of the lessening of Surviving Corporation's tax to Executive, up to 80% of the amount of additional tax so payable by Executive.

                                    ARTICLE II.
                                COVENANTS OF EXECUTIVE

       2.1 AGREEMENT TO VOTE. At any meeting of the stockholders of TAVA held prior to the Termination Date, however called, and at every adjournment or postponement thereof prior to the Termination Date, or in connection with any written consent of the stockholders of TAVA given prior to the Termination Date, Executive shall, and shall cause each individual, firm, corporation, partnership, trust, limited liability company or other entity (each, a "Person") controlled by Executive, other than TAVA and its Subsidiaries (collectively, the "Executive Group") to, vote or cause to be voted all Stockholder Shares and other TAVA Common Stock entitled to vote and beneficially owned by such Persons in accordance with the recommendation of the Board of Directors of TAVA. From the date of this Agreement through the Termination Date, Executive hereby grants Merger Sub an irrevocable proxy coupled with an interest to vote the Stockholder Shares in accordance with the recommendation of the Board of Directors of TAVA.

       2.2 PROXIES AND VOTING AGREEMENTS. Except as described in SECTION 2.1, Executive hereby revokes any and all previous proxies granted with respect to matters set forth in SECTION 2.1. Prior to the Termination Date, Executive shall not, and shall cause each member of the Executive Group not to, enter into any agreement or understanding with any person other than Merger Sub prior to the Termination Date, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any Stockholder Shares in any manner inconsistent with this Agreement.

       2.3    NO SOLICITATION.

              (a) From and after the date hereof until the Termination Date, neither Executive nor any other member of the Executive Group will directly or indirectly, solicit or encourage (including by way of providing information) any prospective acquiror or the invitation or submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, a TAVA Transaction Proposal.

              (b) Executive shall immediately cease and cause to be terminated any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any parties conducted heretofore by Executive or any representatives of Executive with respect to any TAVA Transaction Proposal existing on the date hereof.

              (c) Prior to the Termination Date, Executive will promptly notify Merger Sub of any requests for information made to Executive or any representative of Executive or the receipt of any TAVA Transaction Proposal made to Executive or any representative of Executive, including the identity of the person or group engaging in such discussions or negotiations, requesting such information or making such TAVA Transaction Proposal, and the material terms and conditions of any TAVA Transaction Proposal.

              (d) Prior to the Termination Date, Executive shall not, and each member of the Executive Group shall not, enter into any agreement with any person that provides for, or in any way facilitates, a TAVA Transaction Proposal.

              (e) The provisions of this SECTION 2.3 do not prohibit Executive, or other member of the Executive Group, from taking actions expressly permitted by Section 4.2.14.1 of the Reorganization Agreement.

       2.4 TRANSFER OF SHARES BY EXECUTIVE. Prior to the Termination Date, Executive shall not (a) subject any of the Purchase Option Shares to, or suffer to exist on any of the Purchase Option Shares, any lien, pledge, security interest, charge or other encumbrance or restriction, other than pursuant to this Agreement, or (b) sell, transfer, assign, convey or otherwise dispose of any of the Purchase Option Shares (including any such action by operation of law), other than a disposition by operation of law pursuant to the Merger. Prior to the record date for the TAVA stockholder meeting to vote on the Reorganization Agreement, neither Executive nor any member of the Executive Group will sell, transfer, assign, convey or otherwise dispose of any of the Stockholder Shares (including any such action by operation of law).

       2.5 OTHER ACTIONS. Prior to the Termination Date, neither Executive nor any member of the Executive Group shall take any action that would in any way restrict, limit, impede or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Reorganization Agreement.

                                     ARTICLE III.
                 REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS
                                     OF EXECUTIVE

       Executive represents, warrants and covenants to Merger Sub that:

       3.1 OWNERSHIP. Executive is as of the date hereof the beneficial and record owner of the Stockholder Shares and has the sole right to vote the Stockholder Shares. None of the Stockholder Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Stockholder Shares, and no proxy, power of attorney or other authorization has been granted with respect to any of the Stockholder Shares other than as set forth herein. Upon delivery of any Purchase Option Shares upon exercise of the Purchase Option, Merger Sub will acquire good title to such shares, free and clear of all liens, pledges, security interests, charges or other encumbrances or restrictions.

       3.2 AUTHORITY AND NON-CONTRAVENTION. Executive has the right, power and authority, and Executive has been duly authorized by all necessary action (including consultation, approval or other action by or with any other person), to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby. Such actions by Executive (a) require no action by or in respect of, or filing with, any governmental entity with respect to Executive, other than any required filings under the Exchange Act or under the HSR Act, and (b) do not and will not contravene or constitute a default under any provisions of applicable law or regulation or any agreement, judgment, injunction, order, decree or other instrument binding on Executive or result in the imposition of any lien, pledge, security interest, charge or other encumbrance or restriction on any of the Stockholder Shares (other than as provided in this Agreement with respect to Stockholder Shares).

       3.3 BINDING EFFECT. This Agreement has been duly executed and delivered by Executive and is the valid and binding agreement of Executive, enforceable Executive in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and by equitable principles to which the remedies of specific performance and injunctive and similar forms of relief are subject.

       3.4 REASONABLE EFFORTS. Prior to the Termination Date, Executive shall use reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Merger Sub in doing, all things necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated by the Reorganization Agreement and this Agreement.

                                     ARTICLE IV.
                                    MISCELLANEOUS

       4.1 CAPITALIZATION; COMMON STOCK ISSUANCES. At the Effective Time, the authorized capital stock of the Company shall consist of 200,000,000 shares of Surviving Corporation Common Stock, of which 23,290,021 shares shall be issued and outstanding and 2,974,350 shares shall be reserved for issuance in connection with various employee benefit plans and 390,994 shares shall be reserved for issuance pursuant to certain warrants. The Company shall not issue any shares of Surviving Corporation Common Stock while Executive owns any Stockholder Shares, other than issuances for fair value as determined in good faith by the Board of Directors of the Company; PROVIDED, that the Company may issue shares of Surviving Corporation Common Stock for any amount of cash consideration, if the Company offers to Executive the preemptive right to purchase its proportionate share of any such issuance. Executive's "proportionate share" shall mean the number of shares of Surviving Corporation Common Stock proposed to be issued and sold multiplied by a fraction, the numerator of which is the number of shares of Surviving Corporation Common Stock held by the Shareholder, and the denominator of which is the number of shares of

Surviving Corporation Common Stock outstanding (in each case, determined on a fully diluted basis assuming full exercise and conversion of all outstanding options, warrants, rights and other securities which are convertible or exchangeable for shares of Surviving Corporation Common Stock, without regard to vesting schedules or exercise periods, but excluding options for which the exercise price is greater than the Fair Market Value (as defined in the Shareholders Agreement, dated as of the date hereof, among Merger Sub, Real Holdings and the other shareholders party thereto) and assuming that all options are exercised by paying the exercise price in shares of stock).

       4.2 EMPLOYMENT AGREEMENT. Executive and Merger Sub shall, within thirty (30) days of the date hereof, enter into an employment agreement, to be effective at the Effective Time and on terms mutually acceptable to Executive and Merger Sub. Each of the terms of such new employment agreement shall (i) incorporate the general concepts set forth on EXHIBIT C hereto, and
(ii) otherwise be on terms and conditions at least as favorable to Executive as the employment agreement Executive presently has with TAVA.

       4.3 NOTICES. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

       IF TO REAL HOLDINGS TO:     Real Software Holdings North America, Inc.
                                   818 Reoder Road, Suite 600
                                   Silver Springs, Maryland 20910
                                   Attention:  Eric Cumming

       IF TO MERGER SUB TO:        Real Acquisition Sub #1, Inc.
                                   818 Reoder Road, Suite 600
                                   Silver Springs, Maryland 20910
                                   Attention:  Eric Cumming


       IF TO EXECUTIVE TO:         ____________________________________
                                   ____________________________________
                                   ____________________________________

or to such other address as either party may furnish to the other in writing in accordance herewith, except that notices or changes of address shall be effective only upon receipt.

     4.4 SPECIFIC PERFORMANCE. Each of the parties hereto acknowledge and agree that irreparable damage would occur if for any reason Executive fails to perform any of Executive's obligations under this Agreement, and that Merger Sub would not have an adequate remedy at law for money damages in such event. Accordingly, Merger Sub shall be entitled to seek specific performance and injunctive and other equitable relief to enforce the performance of this agreement by Executive without any requirement for the securing or posting of any bond. This provision is without prejudice to any other rights that Merger Sub may have against Executive for any failure to perform its obligations under this Agreement.

     4.5 APPLICABLE LAW. This Agreement is entered into under, and shall be governed for all purposes by, the laws of the state of Delaware.

     4.6 NO WAIVER. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     4.7 SEVERABILITY. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect.

     4.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

     4.9 HEADINGS. The Article and Section headings herein have been inserted for purposes of convenience only and shall not be used for interpretive purposes.

     4.10 GENDER AND PLURALS. Wherever the context so requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural and conversely.

     4.11 ASSIGNMENT. This Agreement, and the other documents contemplated hereby, shall be binding upon and inure to the benefit of each of the parties hereto and any successor of Merger Sub or the Surviving Corporation, by merger or otherwise. Except as specifically provided in this
SECTION 4.11, this Agreement and the rights and obligations of the parties hereunder are personal, and neither this Agreement nor any right, benefit, or obligation of either party hereto shall be subject to voluntary or involuntary assignment, alienation, or transfer, whether by operation of law or otherwise, without the prior written consent of the other party.

     4.12 DISPUTE RESOLUTION. Any controversy, dispute or claim for indemnification arising pursuant to this Agreement (a "DISPUTE") shall be resolved by binding arbitration administered by the American Arbitration Association (the "AAA") in accordance with the terms of this SECTION 4.12, the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the United States Arbitration Act. Judgment on any matter rendered by arbitrators may be entered in any court having jurisdiction. Any arbitration shall be conducted before three arbitrators. The arbitrators shall be individuals knowledgeable in the subject matter of the Dispute.
Each of the Surviving Corporation and the Executive shall select one arbitrator by written notice to the Surviving Corporation and the Executive within fifteen (15) days after a request by one party for arbitration and the two arbitrators so selected shall select the third arbitrator. If the third arbitrator is not selected within thirty (30) days after the request for an arbitration, then any party may request the AAA to select the third arbitrator. The arbitrators may engage engineers, accountants or other consultants they deem necessary to render a conclusion in the arbitration proceeding. To the maximum extent practicable, an arbitration proceeding hereunder shall be concluded within 90 days of the filing of the Dispute with the AAA. Arbitration proceedings shall be conducted in Denver, Colorado. Arbitrators shall be empowered to impose sanctions and to take such other actions as the arbitrators deem necessary to the same extent a judge could impose sanctions or take such other actions pursuant to the Federal Rules of Civil Procedure and applicable law. At the conclusion of any arbitration proceeding, the arbitrators shall make specific written findings of fact and conclusions of law. Subject to the limitations set forth in this Agreement, the arbitrators shall have the power to award recovery of all costs and fees, including attorney fees and disbursements, to the prevailing party. All fees of the arbitrators and any engineer, accountant or other consultant engaged by the arbitrators, shall be shared equally between the parties unless otherwise awarded by the arbitrators.

     4.13 ENTIRE AGREEMENT. This Agreement, together with the other agreements contemplated hereby, constitutes the entire agreement of the parties with regard to the subject matter hereof. Without limiting the scope of the preceding sentence, all prior understandings and agreements among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. Any modification of this Agreement will be effective only if it is in writing and signed by each of the parties to be bound by such modification.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the 20th day of April, 1999, to be effective as of the effective date of the Merger.


                                       REAL ACQUISITION SUB #1, INC.


                                       By:    /s/ Eric J. Cumming
                                       Name:  Eric J. Cumming
                                       Title: President


                                       EXECUTIVE


                                       /s/ [EXECUTIVE]

                                     EXHIBIT A

----------------------------------------------------------------------------
Grant Date   Expiration   Plan   Type      Options       Option      Vesting
                 Date                     Outstanding     Price
----------------------------------------------------------------------------
----------------------------------------------------------------------------


                                     EXHIBIT B

----------------------------------------------------------------------------
Grant Date   Expiration   Plan   Type      Options       Option      Vesting
                 Date                     Outstanding     Price
----------------------------------------------------------------------------
----------------------------------------------------------------------------


                                     EXHIBIT C

TERMS TO BE INCLUDED IN EXECUTIVE EMPLOYMENT AGREEMENT

-      Term of Agreement: 3 years.

- In the event of termination prior to expiration of agreement that is either (a) by Merger Sub not for Cause, or (b) by Executive for Good Reason, Executive shall receive:

       (1) Severance payments for at least 12 months base salary; and

       (2) Accelerated vesting of options granted through the date of termination (unless such option grants specifically exclude acceleration or such options are for shares of stock of Real Holdings).

           "Cause" shall be defined according to custom in the industry, but in no event shall include simple negligence or disagreement over management strategy or philosophy. "Good Reason" shall be defined according to custom in the industry.

-      Compensation:

       (1) Base salary equal to no less than base salary at the date hereof, with annual review for increase as customary in the industry;

       (2) Bonus program in accordance with the bonus program in place at TAVA ninety (90) days prior to the date hereof;

       (3) Merger Sub will consider the issuance of new options to purchase shares of Surviving Corporation Common Stock or shares of Common Stock of Real Holdings; and

       (4) Fringe benefits no less valuable than those provided by TAVA to Executive prior to the date hereof (including, but not limited to, medical, dental, disability, life, directors and officers liability insurance, and a 401(k) plan).

                                                                        ANNEX E

                              SHAREHOLDERS AGREEMENT

          THIS SHAREHOLDERS AGREEMENT (this "Agreement"), dated as of _____ ___, 1999, is made and entered into by and among Real Software Holdings North America, Inc., a Delaware corporation ("Real Holdings"), Real Acquisition Sub #1, Inc., a Colorado corporation ("Merger Sub"), and each person party hereto as a Management Shareholder (the "Management Shareholders"). This Agreement shall be applicable to all of the issued and outstanding shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company (as defined below), presently or hereafter owned by each Management Shareholder and any other present or future employee of the Company (the "Employee Shareholders" and, together with the Management Shareholders, the "Shareholders").

                               W I T N E S S E T H:

     WHEREAS, Real Software NV, a Belgium corporation ("Real"), Real Holdings, Merger Sub and TAVA Technologies, Inc., a Colorado corporation ("TAVA"), have entered into an Agreement and Plan of Reorganization, dated as of April 20, 1999 (as amended from time to time pursuant thereto, the "Reorganization Agreement"), pursuant to which Merger Sub will merge with and into TAVA (the "Merger"), with TAVA as the surviving corporation (the "Company"), and all of the outstanding shares (other than certain shares designated in the Plan of Merger) and vested options to acquire shares of TAVA stock will be effectively converted into the right to receive $8.00 (the "Merger Consideration") per share, less the exercise price per share of any such options;

     WHEREAS, the Company will cease to be a reporting company pursuant to the Securities Exchange Act of 1934 at the effective time (the "Effective Time") of the Merger;

     WHEREAS, the Company and Real Holdings desire to provide each Shareholder with the ability to sell its Common Stock at its fair market value; and

     WHEREAS, Real Holdings desires to purchase the Common Stock of the Shareholders of the Company at its fair market value;

     NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I.
                                  PURCHASE OFFER

     1.1 GRANT OF MANAGEMENT PURCHASE OFFER. Real Holdings hereby offers to purchase (the "Management Purchase Offer") from each Management Shareholder at any time and from time to time, and Real Holdings shall be obligated to purchase from such Management Shareholder, all (or such portion as is designated by such Management Shareholder) of the shares of Common Stock held beneficially and of record by such Management Shareholder.

     1.2 TERM AND TERMINATION. The Management Purchase Offer may not be exercised until after thirty-six (36) months following the Effective Time; PROVIDED that the Management Purchase Offer may be exercised within thirty six (36) months following the Effective Time if such exercise is made in connection with the termination of Management Shareholder's employment with the Company or pursuant to SECTION 1.3.3; and PROVIDED, FURTHER that in no event may the Management Purchase Offer be exercised within six (6) months following the Effective Time. The Management Purchase Offer shall expire immediately upon the retention by the Board of Directors of the Company of financial advisors for the purpose of effecting a Qualified Public Offering; PROVIDED, that the Company shall give prior notice to the Management Shareholders of such appointment; and PROVIDED, FURTHER, that if such Qualified Public Offering is abandoned by the Board of Directors for any reason, then the Management Purchase Offer shall be automatically renewed. In addition, the Management Purchase Offer may be exercised only while the Management Shareholder remains an employee of the Company, or within six months thereafter, and will terminate and cease to be exercisable six months following such Management Shareholder's termination of employment with the Company for any reason.

     1.3 PURCHASE PRICE. The price to be paid (the "Purchase Price") per share of Common Stock upon exercise of the Management Purchase Offer will be cash in an amount equal to either (i) if the Management Purchase Offer is exercised after thirty six (36) months following the Effective Time, the Fair Market Value per share of Common Stock, or (ii) if the Management Purchase Offer is exercised within thirty six (36) months following the Effective Time as set forth in SECTION 1.2, then the Purchase Price shall be as follows:

           1.3.1 VOLUNTARY TERMINATION. If the Management Shareholder voluntarily terminates such employment (other than in connection with a Major Corporate Change) or such employment is terminated for Cause, then:

                    (i) if such termination occurs within 12 months following the Effective Time, the Purchase Price shall be 50% of the Merger Consideration;

                    (ii) if such termination occurs after 12 months but within 24 months following the Merger, the Purchase Price shall be 50% of the Fair Market Value per share of Common Stock; and

                    (iii) if such termination occurs after 24 months but within 36 months following the Merger, the Purchase Price shall be 75% of the Fair Market Value per share of Common Stock.

           1.3.2 INVOLUNTARY TERMINATION; DEATH; DISABILITY. If the Management Shareholder's employment with the Company is terminated involuntarily, other than for Cause, or by reason of disability (within the meaning of section 22(e)(3) of the Code) or as a result of such Management Shareholder's death, or the Management Shareholder voluntarily terminates such employment in connection with a Major Corporate Change, then:

                    (i) if such termination occurs within 12 months following the Merger, the Purchase Price shall be 100% of the Merger Consideration; and

                    (ii) if such termination occurs after 12 months following the Merger, the Purchase Price shall be the Fair Market Value per share of Common Stock.

           1.3.3 PETITION TO BOARD. If the Management Shareholder desires to exercise the Management Purchase Offer either (i) within thirty six (36) months following the Effective Time and not in connection with the termination of such Management Shareholder's employment with the Company, or (ii) after the Management Purchase Offer has expired in connection with a pending Qualified Public Offering, then the Management Shareholder may petition the board of directors of Real Holdings, at a regularly held meeting, for such purchase, and the board of directors of Real Holdings will consider such purchase; PROVIDED, that nothing in this SECTION 1.3.3 shall obligate the board to accept such petition and the board may accept or reject such petition in its sole discretion. The Purchase Price of any such purchase shall be the Purchase Price determined pursuant to SECTIONS 1.3(I) or 1.3.1.

     A "Major Corporate Change" means (i) a fundamental change in the type of business conducted by the Company or a change of the industries in which the Company operates, or (ii) the incurrence of a substantial amount of indebtedness by the Company that materially adversely affects the ability of the Company to accomplish its present business strategy, or (iii) a sale of all or substantially all of the assets of the Company or a material amount of assets that materially adversely affects the ability of the Company to accomplish its present business strategy, in either case other than to a subsidiary of the Company whose financial results are consolidated with the Company, or (iv) the replacement or termination of a majority of the Management Shareholders as a result of a merger or acquisition of a business or entity or terminations other than for Cause, in each case that is not initiated by the Management Shareholders or other employees of the Company and that is undesirable in the opinion of the majority of the Management Shareholders who remain employees of the Company prior to such event.

     1.4 EMPLOYEE SHAREHOLDER PURCHASE OFFER. Real Holdings hereby offers to purchase from each Employee Shareholder at any time within sixty (60) days following each earnings announcement of Real (or, if no earnings announcement has been issued by Real for seven (7) months following the beginning of the last purchase window, upon the expiration of such seven (7) month period), and Real Holdings shall be obligated to purchase from such Employee Shareholder, all (or such portion as is designated by such Employee Shareholder) of the shares of Common Stock held beneficially and of record by such Employee Shareholder. This Employee Shareholder purchase offer may not be exercised until six (6) months following the Effective Time and shall expire immediately upon the retention by the Board of Directors of the Company of financial advisors for the purpose of effecting a Qualified Public Offering; PROVIDED, that if such Qualified Public Offering is abandoned by the Board of Directors for any reason, then this offer shall be automatically renewed. In addition, this Employee Shareholder purchase offer may be exercised only while the Employee Shareholder remains an employee of the Company, or within six months thereafter, and will terminate and cease to be exercisable six months following such Employee Shareholder's termination of employment with the Company for any reason. The price to be paid per share of Common Stock upon exercise of this purchase offer will be cash in an amount equal to the Fair Market Value per share of Common Stock.

     1.5 EXERCISE OF PURCHASE OFFER. The Management Purchase Offer and the Employee Shareholder purchase offer (together, the "Purchase Offer") may be exercised with respect to all or any portion of the Common Stock held by a Shareholder by such Shareholder giving notice to Real Holdings of the Shareholder's election to exercise the Purchase Offer (such date of notice, the "Exercise Date"), and setting forth the date of the Closing (as defined below), which will be not less than fifteen (15) nor more than thirty (30) days after the Exercise Date. The Purchase Offer may be exercised at any time or from time to time; PROVIDED that the Purchase Offer may be exercised only once in any calendar quarter or in connection with the death, disability or termination of the Shareholder, and on each exercise the Shareholder must sell at least 10% of the Common Stock held by such Shareholder as of the date of such Shareholder's first exercise of a Purchase Offer or all Common Stock then held by the Shareholder or, if less, the full remaining amount of Common Stock held by such Shareholder (in each case, determined on a fully diluted basis assuming full exercise of all outstanding options, without regard to vesting schedules or exercise periods).

     1.6 PURCHASE OFFER CLOSING. The closing for the purchase and sale of all or such portion of the shares of Common Stock as to which a Shareholder has notified the Company of his intention to exercise the Purchase Offer, will take place at the office of the Company on the date specified in such notice of exercise (a "Closing"). At the Closing, Shareholder will surrender to the Company the shares of Common Stock being purchased, free and clear of any liens and duly endorsed for transfer, in blank. In consideration therefor, the Company will deliver to Shareholder the Purchase Price per share of Common Stock in cash.

     1.7   CERTAIN DEFINITIONS.

           (a) "Fair Market Value" of a share of Common Stock means (i) if TVn is less than or equal to TV1, the Merger Consideration, or (ii) in all other cases:

                    FMV  =    TV1+((TVn-TV1)*((RVn-RV1)/(TVn-TV1)))
                              -------------------------------------
                                   Fully Diluted Company Shares

           when:

                    FMV  =    Fair Market Value;
                    TV1  =    the Enterprise Value of the Company as of the
                              Effective Time;
                    TVn  =    the Enterprise Value of the Company as of the
                              Exercise Date;
                    RV1  =    the Enterprise Value of Real as of the Effective
                              Time;
                    RVn  =    the Enterprise Value of Real as of the Exercise
                              Date; and
                    "Fully Diluted Company Shares" means the number of shares of Common Stock outstanding on the Exercise Date (determined on a fully diluted basis assuming full exercise and conversion of all outstanding options, warrants, rights and other securities which are then convertible or exchangeable for shares of Common Stock, but excluding options for which the exercise price is greater than the Fair Market Value and assuming that all options are exercised by paying the exercise price in shares of stock (a "Fully Diluted Basis")); and

           PROVIDED, that:

                    (x) if ((RVn-RV1)/(TVn-TV1)) is greater than 1.0, then ((RVn-RV1)/(TVn-TV1)) shall equal 1.0 for purposes of the above calculation; and

                    (y) if ((RVn-RV1)/(TVn-TV1)) is less than 0.5, then ((RVn-RV1)/(TVn-TV1)) shall equal 0.5 for purposes of the above calculation.

           (b) "Enterprise Value" means, with respect to any entity, the fair market value of such entity as a going concern determined by an appraiser. The appraiser shall consider any factors that the appraiser determines are necessary or desirable to determine the Enterprise Value. The appraiser shall use any generally recognized standard business valuation methodology; PROVIDED, that such methodology would, and does, result in an Enterprise Value of the Company as of the Effective Time equal to the Merger Consideration multiplied by the number of shares of Common Stock outstanding immediately prior to the Effective Time (determined on a Fully Diluted Basis, prior to giving effect to the exchanges and termination of options described in
                    Article I of the Management Voting and Exchange Agreements, dated as of April 18, 1999, between Merger Sub and each Management Shareholder); and PROVIDED, FURTHER that such methodology shall be applied in a consistent manner to each entity, on a consolidated basis, for which an Enterprise Value is determined. Beginning August 1, 2000, and on each August 1 thereafter, the Board of Directors of the Company shall have an appraiser, acceptable to a representative elected by a majority in interest of the Management Shareholders (the "Representative"), determine the Enterprise Value of the Company and Real as of June 30 of each such year. The Representative shall have a period of 15 days following receipt of such appraiser's determination to object to the appraisal. If the Representative does not so object, then the appraiser's determination shall be the Enterprise Value of such entities for each date in the following fiscal year. If the Representative does so object, the Representative shall have an appraiser, acceptable to the Company, determine the Enterprise Value of the Company and Real for such fiscal year. If the Fair Market Value based on such appraiser's Enterprise Value for such entities is within 10% of the Fair Market Value based on the Company's appraiser's Enterprise Values, then the Company's appraiser's determination shall be the Enterprise Value of such entities for each date in the following fiscal year. If the Fair Market Value based on such appraiser's Enterprise Value for such entities is not within 25% of the Fair Market Value based on the Company's appraiser's Enterprise Values, then such appraisers shall mutually select a third appraiser, which shall determine the Enterprise Value of the Company and Real at such June 30, and such determination shall be binding on all parties. In all other cases, the Fair Market Value shall be the average of the Fair

                    Market Value based on the Representative's appraiser's determination and the Fair Market Value based on the Company's appraiser's determination. Each of the Company and the Management Shareholders shall bear the cost of any appraiser appointed by them, and the cost of the third appraiser shall be borne equally between the Company and the Management Shareholders.

           (c) "Qualified Public Offering" means the consummation of an underwritten public offering of Common Stock to the general public under the Securities Act of 1933 by the Company resulting in gross cash proceeds to the Company of $60,000,000.

           (d) "Cause" shall have the meaning set forth in the Shareholder's employment agreement with the Company, or if there is no such agreement, shall mean that the Shareholder
                    (i) has engaged in negligence or willful misconduct in the performance of the duties required of the Shareholder as an employee of the Company, (ii) has been convicted of any felony or a misdemeanor involving moral turpitude, (iii) has willfully refused without proper legal reason to perform the duties and responsibilities required of the Shareholder as an employee of the Company, (iv) has materially breached any corporate policy or code of conduct established by Company, or (v) has willfully engaged in conduct that the Shareholder knows or should know is materially injurious to Company or any of its affiliates.

                                   ARTICLE II.
                              RIGHT OF FIRST REFUSAL

     2.1 SALES AND TRANSFERS GENERALLY. No sale or transfer of shares of Common Stock by any Shareholder will be valid, and the Company may refuse to register any such sale or transfer on its stock transfer records, unless such sale or transfer is in compliance with this ARTICLE II; PROVIDED, that a Shareholder may transfer shares of Common Stock to (i) a trust the sole beneficiaries of which are the Shareholder or members of such Shareholder's Immediate Family, or (ii) a partnership, corporation or limited liability company all of the interests of which are at all times held by such Shareholder or members of such Shareholder's Immediate Family, in each case which agrees in writing to be bound by the terms of this Agreement. A Shareholder's "Immediate Family" means such Shareholder's parents, spouse and direct descendants.

     2.2 RIGHT OF FIRST REFUSAL. In the event that any Shareholder intends to sell or transfer, directly or indirectly, any shares of Common Stock held by it (other than sales to Real Holdings pursuant to ARTICLE I or transfers permitted pursuant to the proviso set forth in SECTION 2.1), Real Holdings will have the right to first purchase such shares on the terms set forth in this ARTICLE II; PROVIDED, that none of the provisions of this ARTICLE II will apply to any sale by a Shareholder of shares of Common Stock in a bona fide underwritten public offering under the Securities Act of 1933. Before any shares of Common Stock held, directly or indirectly, by any Shareholder may be sold or transferred, the Shareholder (as such, the "SELLING SHAREHOLDER") will comply with the following provisions:

           2.2.1 The Selling Shareholder will deliver or cause to be delivered a written notice (the "Notice of Sale") to the Company at least thirty (30) days prior to making any such sale or transfer. The Notice of Sale will include (i) a statement of the Selling Shareholder's bona fide intention to sell or transfer; (ii) the name and address of the prospective transferee (the "Buyer"); (iii) the number of shares of Common Stock to be sold or transferred; (iv) the terms and conditions of the contemplated sale or transfer; (v) the purchase price that the Buyer will pay for such shares of Common Stock (including the fair market value of any noncash consideration); (vi) the expected closing date of the transaction; and
     (vii) such other information as the Company may reasonably request.

           2.2.2 Real Holdings may elect to treat the Notice of Sale as an irrevocable offer to sell to Real Holdings the shares of Common Stock proposed to be sold to the Buyer on the same per share terms and conditions as stated in the Notice of Sale. Such offer will remain open for a period of thirty (30) days from delivery to the Company of the Notice of Sale. Real Holdings may elect to accept such offer in whole, but not in part, by delivering to the Selling Shareholder written notice of its irrevocable election to accept such offer. If Real Holdings irrevocably accepts such offer, the closing of the purchase and sale will occur on or before the twentieth (20th) business day following delivery of the notice of acceptance. At such closing, Real Holdings will deliver the consideration payable to the order of the Selling Shareholder, against delivery by the Selling Shareholder of the Common Stock being so purchased, free and clear of all liens, claims, and encumbrances, other than this Agreement, endorsed in good form for transfer to Real Holdings or its designees. If Real Holdings does not accept such offer within the thirty (30) day period specified above, the offer will be deemed to have been rejected, and the Selling Shareholder will be free to sell or transfer such Common Stock to the Buyer on the same terms set forth in the Notice of Sale within ninety (90) days of the expiration of such thirty (30) day period. If the sale to the Buyer is not so consummated, the terms of this ARTICLE II will again be applicable to any sale or transfer of Common Stock by the Selling Shareholder.

     2.3 TERMINATION OF MARITAL RELATIONSHIP. If the marital relationship of a Shareholder is terminated by divorce and such Shareholder does not succeed to his or her spouse's community interest in the Common Stock held by such Shareholder, such Shareholder shall have the option to purchase all of his or her spouse's interest in such Common Stock and his or her spouse shall be obligated to sell such Common Stock. The price per share shall be the Fair Market Value. Such option must be exercised no later than ninety (90) days after the divorce is effective. If such Shareholder fails to exercise this option, the Common Stock shall be subject to the right of first refusal of Real Holdings pursuant to SECTION 2.2 and the spouse of such Shareholder shall give notice under SECTION 2.2.1.

     2.4 LEGEND. The Company and each Shareholder agree that all certificates representing Common Stock, whether issued and outstanding as of the date of this Agreement or issued hereafter, will have endorsed upon them in boldface type a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SHAREHOLDERS AGREEMENT AMONG THE COMPANY AND THE

     SHAREHOLDERS OF THE COMPANY DATED ____________, 1999. A COPY OF THE AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE HOLDER REQUESTING SUCH A COPY."

     2.5 TERMINATION OF RIGHT OF FIRST REFUSAL. This ARTICLE II shall terminate and be of no further force and effect as of (i) the consummation of a public offering by the Company of Common Stock to the general public under the Securities Act of 1933 or (ii) registration of Common Stock pursuant
Section 12(g) of the Securities Exchange Act of 1934. Upon termination of this ARTICLE II, each Shareholder shall have the right to exchange any certificate representing Common Stock which contains the legend described in
SECTION 2.4 for an equivalent certificate without such legend.

                                  ARTICLE III.
                   MANAGEMENT SHAREHOLDER REGISTRATION RIGHTS

     3.1 COMPANY REGISTRATIONS. If after the date hereof, the Company shall determine to register any of its securities (for itself or for any other holder of securities of the Company) under the Securities Act or any successor legislation (other than a registration on Form S-8 relating to stock option plans or employee benefit plans, a registration on Form S-4 or a transaction pursuant to Rule 145 under the Securities Act or, in each case, their equivalent successors), and in connection therewith the Company may lawfully register shares of Common Stock held by the Management Shareholders, the Company will promptly give written notice thereof to the Management Shareholders and will include in such registration and effect the registration under the Securities Act of (subject to SECTION 3.3) such Management Shareholder's Pro Rata Portion of shares of Common Stock held by other shareholders of the Company being registered thereunder that the Management Shareholder may request to be so included in writing by notice delivered to the Company within 20 days after receipt by the Management Shareholder of the notice given by the Company. A Management Shareholder's "Pro Rata Portion" of shares of Common Stock being registered by other shareholders shall mean a percentage of the shares of Common Stock then held by such Management Shareholder equal to the percentage of shares of Common Stock then held by all other holders of Common Stock that is being registered thereunder.

     3.2 UNDERWRITTEN OFFERINGS. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Management Shareholders as a part of the written notice given pursuant to SECTION 3.1. In such event, the right of any Management Shareholder to registration pursuant to SECTION 3.1 shall be conditioned upon such Management Shareholder's participation in such underwriting and the inclusion of such Management Shareholder's Common Stock in the underwriting to the extent provided herein.

     3.3 UNDERWRITING AGREEMENT. All Management Shareholders proposing to distribute their shares of Common Stock through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this ARTICLE III, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the shares of Common Stock and other securities to be distributed through such underwriting. The Company shall so advise all Management Shareholders distributing their securities through such underwriting of such limitation and the number of shares of Common Stock held by shareholders of the Company that may be included in the registration (and underwriting if any) shall be allocated among all such shareholders in proportion, as nearly as practicable, to the respective amounts of shares of Common Stock requested by such shareholders to be included in such registration. No shares of Common Stock excluded from the underwriting by reason of the underwriters' marketing limitation shall be included in such registration. If any Management Shareholder disapproves of the terms of any such underwriting, such Management Shareholder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     3.4 REGISTRATION EXPENSES. All expenses, except as otherwise stated below, incurred by the Company in complying with SECTION 3.1, including all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and audit expenses, shall be borne by the Company, except for underwriting commissions and discounts attributable to shares sold by the Management Shareholders and all fees and disbursements of counsel for the Management Shareholders, which discounts, commissions, fees and disbursements shall be paid by the Management Shareholders selling shares of Common Stock in the registration.

     3.5 TERMINATION OF OFFERING. The Company shall have the right to terminate or withdraw any registration initiated by it under this ARTICLE III prior to the effectiveness of such registration whether or not any Management Shareholder has elected to include securities in such registration.

                                  ARTICLE IV.
                                 MISCELLANEOUS

     4.1 NOTICES. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     IF TO THE COMPANY TO:    TAVA Technologies, Inc.
                              7887 E. Belleview Avenue, Suite 820
                              Englewood, Colorado 80111
                              Attention:  John Jenkins

     IF TO REAL HOLDINGS TO:  Real Software Holdings North America, Inc.
                              818 Reoder Road, Suite 600
                              Silver Springs, Maryland 20910
                              Attention:  Eric Cumming

And, if addressed to a Shareholder, to the address for such Shareholder maintained in the Company's employment records, or to such other address as any party may furnish to the others in writing in accordance herewith, except that notices or changes of address shall be effective only upon receipt. The Representative's address for notice shall be given to the Company and to each Shareholder upon election of such Representative.

     4.2 APPLICABLE LAW. This Agreement is entered into under, and shall be governed for all purposes by, the laws of the state of Delaware.

     4.3 SEVERABILITY. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect.

     4.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

     4.5 HEADINGS. The Article and Section headings herein have been inserted for purposes of convenience only and shall not be used for interpretive purposes.

     4.6 GENDER AND PLURALS. Wherever the context so requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural and conversely.

     4.7 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and any successor of the Company or Real Holdings, by merger or otherwise. Except as specifically provided in this SECTION 4.7, this Agreement and the rights and obligations of the parties hereunder are personal, and neither this Agreement nor any right, benefit, or obligation of any party or beneficiary hereto shall be subject to voluntary or involuntary assignment, alienation, or transfer, whether by operation of law or otherwise, without the prior written consent of the party against whom enforcement is sought. Notwithstanding the foregoing, a Shareholder may assign its rights to receive payment (but only such rights) pursuant hereto to (i) a trust the sole beneficiaries of which are the Shareholder or members of such Shareholder's Immediate Family, or (ii) a partnership, corporation or limited liability company all of the interests of which are at all times held by such Shareholder or members of such Shareholder's Immediate Family.

     4.8 DISPUTE RESOLUTION. Any controversy, dispute or claim for indemnification arising pursuant to this Agreement (a "Dispute") shall be resolved by binding arbitration administered by the American Arbitration Association (the "AAA") in accordance with the terms of this SECTION 4.8, the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the United States Arbitration Act. Judgment on any matter rendered by arbitrators may be entered in any court having jurisdiction. Any arbitration shall be conducted before three arbitrators. The arbitrators shall be individuals knowledgeable in the subject matter of the Dispute.
Each of the Company and the Representative shall select one arbitrator by written notice to the Company and the Representative within fifteen (15) days after a request by one party for arbitration and the two arbitrators so selected shall select the third arbitrator. If the third arbitrator is not selected within thirty (30) days after the request for an arbitration, then any party may request the AAA to select the third arbitrator. The arbitrators may engage engineers, accountants or other consultants they deem necessary to render a conclusion in the arbitration proceeding. To the maximum extent practicable, an arbitration proceeding hereunder shall be concluded within 90 days of the filing of the Dispute with the AAA. Arbitration proceedings shall be conducted in Denver, Colorado. Arbitrators shall be empowered to impose sanctions and to take such other actions as the arbitrators deem necessary to the same extent a judge could impose sanctions or take such other actions pursuant to the Federal Rules of Civil Procedure and applicable law. At the conclusion of any arbitration proceeding, the arbitrators shall make specific written findings of fact and conclusions of law. Subject to the limitations set forth in this Agreement, the arbitrators shall have the power to award recovery of all costs and fees, including attorney fees and disbursements, to the prevailing party. All fees of the arbitrators and any engineer, accountant or other consultant engaged by the arbitrators, shall be shared equally between the parties unless otherwise awarded by the arbitrators.

     4.9 ENTIRE AGREEMENT. This Agreement, and the other agreements contemplated hereby, constitute the entire agreement of the parties with regard to the subject matter hereof. Without limiting the scope of the preceding sentence, all prior understandings and agreements among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. Any modification of this Agreement will be effective only if it is in writing and signed by each of the parties to be bound by such modification.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the _____ day of _________, 1999, to be effective as of the Effective Time.

                                   REAL HOLDINGS NORTH AMERICA,
                                   INC.


                                   By:
                                       ---------------------------------------

                                   Name:
                                         -------------------------------------

                                   Title:
                                          ------------------------------------


                                   REAL ACQUISITION SUB #1, INC.


                                   By:
                                       ---------------------------------------

                                   Name:
                                         -------------------------------------

                                   Title:
                                          ------------------------------------


                                   MANAGEMENT SHAREHOLDERS


                                   -------------------------------------------
                                   John Jenkins


                                   -------------------------------------------
                                   Doug Kelsall


                                   -------------------------------------------
                                   Larry Hagewood


                                   -------------------------------------------
                                   Kevin Fallon

                                    GUARANTY

     THIS GUARANTY (the "Guaranty") is made this _____ day of _______, 1999, by Real Software NV, a Belgium corporation ("GUARANTOR") for the benefit of the Shareholders, as defined in the Shareholders Agreement, dated as of the date hereof (the "Shareholders Agreement"), among New Real Holdings North America, Inc., a Delaware corporation ("Real Holdings"), Real Acquisition Sub #1, Inc., a Colorado corporation ("Merger Sub") and each of the management shareholders party thereto.

     GUARANTOR covenants and agrees to guarantee and secure the payment by Real Holdings of certain amounts under the Shareholders Agreement, all as more particularly described as follows:

     1. GUARANTOR hereby guarantees (a) the full and timely payment of monetary obligations of Real Holdings to the Shareholders, whether direct or indirect, absolute or contingent now or hereafter existing, under the Shareholders Agreement (collectively, the "Obligations").

     2. This Guaranty shall be construed in accordance with and governed by the laws of the State of Delaware. Other than an action to execute on any judgment obtained against GUARANTOR under this Guaranty, any and all actions at law or in equity which may be brought to enforce or interpret this Guaranty shall be brought only in the State of Colorado. GUARANTOR hereby submits to the jurisdiction of the state and Federal courts located in the State of Colorado and hereby consents to service of process in the State of Colorado and appoints David Holroyd as its agent to receive such service of process on behalf of GUARANTOR.

     3. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     4. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, and no amendment, modification or waiver of this Guaranty shall be binding on Shareholder or GUARANTOR unless it is in writing and executed by all parties.

     IN WITNESS WHEREOF, GUARANTOR has executed this Agreement on the date first written above, to be effective as of the effective date of the Shareholders Agreement.

                                   REAL SOFTWARE NV


                                   By:
                                       ---------------------------------------

                                   Name:
                                         -------------------------------------

                                   Title:
                                          ------------------------------------

                                                                ANNEX F

[Logo]

                                        PRUDENTIAL SECURITIES INCORPORATED
                                        One New York Plaza, New York, NY 10292
                                        (212) 778-1000

PRIVATE AND CONFIDENTIAL


                                                                April 20, 1999


TAVA Technologies, Incorporated
7887 E. Belleview Avenue #820
Englewood, Colorado  80111

Members of the Special Committee of the Board of Directors:

We understand that TAVA Technologies, Incorporated, a Colorado corporation (the "Company"), Real Software Group NV, a Belgian Corporation ("Real Software"), Real Software Holdings North America, Inc., a Delaware corporation ("Real Holdings") and Real Acquisition Sub # 1, Inc., a Colorado corporation and a wholly-owned subsidiary of Real Holdings ("Merger Sub"), propose to enter into an Agreement and Plan of Reorganization (the "Agreement") and Plan and Agreement of Merger (the "Plan"), pursuant to which Merger Sub will merge with and into the Company (the "Merger") with the Company as the surviving corporation (the "Surviving Corporation"). In the Merger, each outstanding share of the Company's common stock, par value $0.0001 per share (the "Company's Common Stock"), other than a portion of the shares of the Company's Common Stock held by Kevin Fallon, Chief Operating Officer of the Company, will be converted into the right to receive $8.00 in cash (the "Merger Consideration") and each option and warrant to purchase shares of the Company's Common Stock (other than those held by the Continuing Option Holders (as defined below)) which are exercisable immediately prior to the effective time of the Merger (each such option, a "Company Stock Option" and each such warrant, a "Company Warrant") shall be converted into the right to receive $8.00 less the exercise price of such Company Stock Option or Company Warrant. Pursuant to Management Voting and Exchange Agreements (each, a "Management Voting Agreement") to be entered into by and between Merger Sub and each of John Jenkins, Chief Executive Officer of the Company, Kevin Fallon, Chief Operating Officer of the Company, Douglas Kelsall, Chief Financial Officer of the Company, and Larry Hagewood, Executive Vice President Sales and Marketing of the Company (the "Continuing Option Holders"), immediately prior to the effective time of the Merger, each Company Stock Option held by the Continuing Option Holders will be converted into newly issued options with equivalent terms, vesting schedules and exercise prices, to purchase shares of common stock of the Surviving Corporation.

You have requested our opinion as to the fairness from a financial point of view of the Merger Consideration to be received by the holders of the Company's Common Stock.

In conducting our analysis and arriving at the opinion expressed herein, we have reviewed such materials and considered such financial and other factors as we deemed relevant under the circumstances, including:

     (i) a draft, dated April 19, 1999, of the Agreement (together with the Plan);

     (ii) a draft, dated April 19, 1999, of a Shareholders Agreement between Real Holdings, Merger Sub and each of the Continuing Option Holders (the "Shareholders Agreement");

     (iii) a draft dated April 19, 1999 of a form of the Management Voting Agreement;

     (iv) certain publicly available historical, financial and operating data for the Company including, but not limited to (a) the Annual Report to shareholders and Annual Report on Form 10-K for the fiscal years ended June 30, 1998; (b) the Quarterly Report on Form 10-Q for the quarter ended December 31, 1998; and (c) the Proxy Statement relating to the Annual Meeting of the Shareholders held on February 26, 1999;

     (v) historical stock market prices and trading volume for the Company's Common Stock;

     (vi) publicly available financial, operating and stock market data concerning certain companies engaged in business that we deemed comparable to the Company or otherwise relevant to our inquiry; and

     (vii) such other financial studies, analyses and investigations that we deemed appropriate.

We have assumed, with your consent, that the drafts of the Agreement (together with the Plan), the Shareholders Agreement and the Management Voting Agreement that we reviewed will conform in all material respects to such agreements when in final form.

We have met with the senior management of the Company to discuss (i) the past and current operating and financial condition of the Company, (ii) the prospects for the Company, (iii) their estimates of the Company's future financial performance and (iv) such other matters that we deemed relevant.

In connection with our review and analysis and in arriving at our opinion, we have relied upon the accuracy and completeness of the financial and other information provided to us by the Company and have not undertaken any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company.

With respect to certain financial forecasts provided to us by the Company, we have assumed that such information (and the assumptions and bases therefor) represents the Company's best currently available estimate as to the future financial performance of the Company. Further, our opinion is necessarily based on economic, financial and market conditions as they exist and can only be evaluated as of the date hereof.

Our opinion does not address nor should it be construed to address the relative merits of the Merger or alternative business strategies that may be available to the Company.

As you know, we have been retained by the Company to render this opinion and provide other financial advisory services in connection with the Merger and will receive a fee for such services, a portion of which fee is contingent upon the consummation of the Merger. In the ordinary course of business we may actively trade the shares of the Company's Common Stock for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

This letter and the opinion expressed herein are for the use of the Special Committee of the Board of Directors of the Company. This opinion does not constitute a recommendation to the stockholders of the Company as to how such stockholders should vote in connection with the Merger or as to any other action such stockholders should take regarding the Merger. This opinion may not be reproduced, summarized, excerpted from or otherwise publicly referred to or disclosed in any manner, without our prior written consent; except that the Company may include this opinion in its entirety in any proxy statement relating to the Merger sent to the Company's stockholders and filed with the Securities and Exchange Commission.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be received by the holders of the Company's Common Stock is fair to such holders from a financial point of view.


                                       Very truly yours,

                                       PRUDENTIAL SECURITIES INCORPORATED

                                     PROXY

-------------------------------------------------------------------------------

                           TAVA TECHNOLOGIES, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      RECEIPT OF NOTICE OF SPECIAL MEETING
                   AND PROXY STATEMENT HEREBY IS ACKNOWLEDGED


The undersigned hereby constitutes and appoints John Jenkins and Douglas H. Kelsall, and each of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Special Meeting of Shareholders to be held at Denver Marriott Tech Center, 4900 South Syracuse Street, Denver, Colorado, on July 19, 1999, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, upon the following:


1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Reorganization dated as of April 20, 1999, by and among Real Software NV, Real Acquisition Sub #1, Inc., and Real Software Holdings North America, Inc., and TAVA Technologies, Inc., and the related Plan and Agreement of Merger, pursuant to which Real Acquisition Sub will be merged with and into TAVA, with TAVA as the surviving corporation, as more fully described in the proxy statement dated June 14, 1999.

         For      /   /            Against     /   /          Abstain     /   /

2. To consider and vote upon such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

         For      /   /            Against     /   /          Abstain     /   /


THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO PROPOSAL 1 ABOVE, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR THAT PROPOSAL. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.


Please mark, date and sign exactly as name appears hereon, including designation as executor, Trustee, etc. if applicable. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.


                                     Date:
                                               -----------------------


                                     -------------------------------------------


                                     -------------------------------------------
                                     Signature(s)


                                     Address if different from that on envelope:


                                     -------------------------------------------
                                     Street Address


                                     -------------------------------------------
Please check if you intend           City, State and Zip Code
to be present at the meeting:
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